UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds

(Exact name of registrant as specified in charter)

928 Grand Boulevard

Kansas City, MO 64106

(Address of principal executive offices)

Scout Investments, Inc.

928 Grand Boulevard

Kansas City, MO 64106

(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report
June 30, 2015

International & Global Funds
Scout International Fund (UMBWX)
Scout Emerging Markets Fund (SEMFX)
Scout Global Equity Fund (SCGLX)

Domestic Equity Funds
Scout Equity Opportunity Fund (SEOFX)
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)

Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)

Table of Contents

International Fund	1

Emerging Markets Fund	6

Global Equity Fund	11

Equity Opportunity Fund	17

Mid Cap Fund	22

Small Cap Fund	28

Low Duration Bond Fund	33

Core Bond Fund	41

Core Plus Bond Fund	48

Unconstrained Bond Fund	56

Statements of Assets and Liabilities	64

Statements of Operations	68

Statements of Changes in Net Assets	70

Financial Highlights	73

Notes to Financial Statements	82

Report of Independent Registered Public Accountant	94

Expense Examples	95

Other Information	96

Trustees and Officers	98

Glossary of Investment Terms	100

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

Scout International Fund
UMBWX

MARKET REVIEW (Unaudited)

Despite strong performance in the first half of 2015, international equity markets declined 4.22% over the 12-month period ending June 30, 2015, as measured by the MSCI EAFE® Index. The fiscal year was marked by a number of significant events. These included the Greece debt crisis, a precipitous decline in the price of oil and a massive bull market in the China stock market, which pulled back significantly as the fiscal year closed. In addition, global currency fluctuations, along with Central Bank activity in the U.S., Europe and Japan swung investor sentiment over the course of the year.

PORTFOLIO REVIEW

Summary

The Scout International Fund (UMBWX) returned -2.22% during the 12-month period ending June 30, 2015, outpacing the benchmark MSCI EAFE® Index (-4.22%) by 200 basis points. At the sector level, the Fund posted strong relative returns in health care, materials and information technology, which offset weaker results in financials, telecommunication services and consumer staples. On a total attribution basis, the Fund added the most value in the United Kingdom, Taiwan and Spain, while giving back some relative performance in Canada, Japan and a select group of emerging markets.

Top Contributors

One of the top contributors was Nitto Denko Corp., a Japanese producer of tapes, vinyl, LCDs, insulation and several other products. The stock advanced on the expectation that the company will soon begin mass-producing an improved polarizing film for televisions. In addition, Nitto Denko’s nucleic acid therapy for liver cirrhosis recently entered Phase 2 in the U.S. and clinical trials in Japan. If successful, the new treatment could add substantially to earnings in just a few years. In addition, a weak Japanese Yen (JPY), which helped Japanese exports in general, gave Nitto Denko added support late in the period.

Across the globe, Mettler-Toledo International, Inc., a U.S.-listed stock with a worldwide footprint, made a significant positive contribution to Fund return over the trailing twelve months. Mettler-Toledo is a life sciences franchise with the leading worldwide market share in precision weighing instruments. The company benefited from healthy results in Europe and excellent management execution, which beat analyst quarterly earnings estimates. These factors offset foreign exchange headwinds and a slowdown in China, its key market.

In Europe, top-contributing airline stock Ryanair Holdings PLC demonstrated the power that a single investment can have on Fund returns. Ryanair, the Fund’s sole Irish holding, added 50 basis points of relative return over the twelve month period. Long viewed as a low-cost, no-frills airline, Ryanair recently implemented a more consumer friendly strategy that has resulted in an increase in traffic. While the stock pulled back somewhat after achieving outsized gains, as of this writing, Ryanair’s profit forecasts and passenger numbers were still ahead of the previous year.

Top Detractors

While some industries benefited from the drop in the price of oil, others were hurt by it. In fact, several of the Fund’s top detractors on a total contribution basis were either energy stocks or stocks in commodity-sensitive sectors. The rapid decline in the price of oil negatively affected the plant engineering sector, for example, as investors worried that there would be major cutbacks in capital expenditure plans for the oil and gas industry. JGC Corp., a Japanese engineering company that designs and constructs large energy projects, fell on these concerns and was the second-largest detractor to Fund performance over the 12-month period.

The largest detractor, Canadian energy company Canadian Natural Resources, suffered from both oil price declines and political change. The stock plunged after the New Democratic Party (NDP) won the 2015 election in Alberta. The new governing body has proposed a slightly higher carbon tax, a 2% corporate income tax increase and a review of existing royalty agreements, all of which would have a negative impact on the energy industry.

Not all Fund detractors were energy stocks, however. Turkiye Garanti Bankasi A.S., Turkey’s second largest private bank by consolidated assets, declined on a weaker Turkish Lira (TRY) as well as political uncertainties surrounding an upcoming general election.

OUTLOOK AND STRATEGY

Six years into a bull market, we expect to begin seeing some counterbalancing effects. Stock multiples have expanded but company earnings have struggled to keep pace, making stocks more expensive in our opinion and less attractive to valuation-minded investors. This environment will likely result in increased volatility in the international equity markets in general and in high-valuation stocks in particular. As a result we have begun trimming some of the less attractively priced holdings within the portfolio, but we remain confident the Fund is properly positioned going forward.

Michael D. Stack, CFA

Lead Portfolio Manager

Michael P. Fogarty, CFA

Co-Portfolio Manager

Angel M. Lupercio

Co-Portfolio Manager

JUNE 30, 2015	1

Scout International Fund
UMBWX

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.

PORTFOLIO MANAGEMENT TEAM

Michael D. Stack, CFA

Lead Portfolio Manager

Michael P. Fogarty, CFA

Co-Portfolio Manager

Angel M. Lupercio

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

as of June 30, 2015

Performance returns for the Scout International Fund, MSCI EAFE Index, MSCI ACWI ex USA Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Lipper International Large-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap growth companies strictly outside the U.S.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

2	SCOUT FUNDS ANNUAL REPORT

Scout International Fund
UMBWX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2015

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	-2.22%	9.31%	8.75%	6.65%
MSCI EAFE Index*	-4.22%	11.97%	9.54%	5.12%
MSCI ACWI ex USA Index*	-5.26%	9.44%	7.76%	5.54%
Lipper International Large-Cap Growth Funds Index*	-2.06%	10.81%	9.77%	5.99%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. For the fiscal year ended June 30, 2014, the gross/net expense ratio for the Fund was 1.01% (as disclosed in the most recent Prospectus) compared to the June 30, 2015 gross/net expense ratio of 1.02%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International	MSCI EAFE*
Number of Holdings	73	911
Weighted Average Market Cap	$51.94B	$61.51B
Weighted Median Market Cap	$30.98B	$38.44B
Price/Earnings Ratio (Trailing 1 Year)	16.83	16.94
Price/Book Ratio	2.11	1.69
EPS Growth (Hist. 5 Yr.)	13.97%	9.86%
Return on Equity	18.78%	15.00%
Standard Deviation (Trailing 3 Years)	9.19%	10.52%
Sharpe Ratio	1.01	1.13
Beta†	0.82	1.00
Alpha†	-0.44%	—
R-squared†	0.88	1.00
Upside Capture†	82%	100%
Downside Capture†	87%	100%
Turnover Ratio (Trailing 1 Year)	17%	—
% in Emerging Markets	12.86%	—
Total Net Assets (in Millions)	$4,774.96	—
Inception Date	9/14/1993	—

† Measured against the MSCI EAFE Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Aflac, Inc.	2.12%
Japan Tobacco, Inc.	1.94%
Magna International, Inc.	1.93%
Syngenta A.G.	1.85%
Adecco S.A.	1.83%
Fuji Heavy Industries Ltd.	1.77%
BASF S.E.	1.72%
Nitto Denko Corp.	1.72%
Volkswagen A.G.	1.71%
Credicorp Ltd.	1.71%
Top 10 Holdings Total	18.30%

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/10	$32.38	$0.54	$—	$41.53
12/31/11	27.97	0.42	—	37.54
12/31/12	33.35	0.53	—	43.45
12/31/13	37.26	0.44	—	47.80
12/31/14	32.59	0.52	2.57	46.22
6/30/15(a)	33.69	0.48	—	47.80

(a) Six months only. Distributions typically occur in June and/or December.

(b) Represents distributions for the respective calendar year-to-date period ended.

(c) Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2015	3

SCHEDULE OF INVESTMENTS
June 30, 2015

INTERNATIONAL FUND

	Shares	Value

COMMON STOCKS — 98.1%
AUSTRALIA — 5.1%
BHP Billiton Ltd.(a)	1,270,758	$51,732,558
CSL Ltd.	909,203	60,657,961
Woodside Petroleum Ltd.	2,659,645	70,241,222
Woolworths Ltd.	3,034,121	63,112,339
		245,744,080
CANADA — 5.7%
Canadian Natural Resources Ltd.(b)	2,520,601	68,459,523
Enbridge, Inc.(b)	797,368	37,308,849
Imperial Oil Ltd.(b)	1,965,274	75,898,882
Magna International, Inc.(b)	1,643,797	92,200,574
		273,867,828
CHINA — 0.7%
AAC Technologies Holdings, Inc.	5,806,618	32,809,984

COLOMBIA — 1.6%
Bancolombia S.A. (a)	1,810,694	77,859,842

DENMARK — 1.5%
Novo Nordisk A/S (a)	1,266,815	69,370,789

FRANCE — 8.2%
Air Liquide S.A.	513,674	64,968,021
AXA S.A.	3,121,104	78,740,896
BNP Paribas S.A.	1,090,259	65,816,639
Carrefour S.A.	1,832,241	58,664,394
Dassault Systemes	413,102	30,036,246
L’Oreal S.A.	227,338	40,550,814
Technip S.A.(a)	3,431,341	53,494,606
		392,271,616
GERMANY — 14.5%
Allianz S.E.(a)	4,456,205	69,828,732
BASF S.E.	934,473	82,112,778
Bayer A.G.(a)	319,924	45,104,485
Continental A.G.	324,120	76,693,947
Fresenius S.E. & Co. KGaA	944,998	60,629,470
Henkel A.G. & Co. KGaA(a)	511,530	57,736,391
Muenchener Rueckversicherungs-Gesellschaft A.G.	433,399	76,823,234
SAP S.E.(a)	967,832	67,970,842
Siemens A.G.	719,466	72,467,952
Volkswagen A.G.	350,833	81,352,580
		690,720,411
IRELAND — 1.4%
Ryanair Holdings PLC(a)	904,714	64,551,344

JAPAN — 14.6%
FANUC Corp.	250,373	51,308,206
Fuji Heavy Industries Ltd.	2,296,617	84,594,921
Honda Motor Co., Ltd.(a)	1,902,190	61,630,956
Japan Tobacco, Inc.	2,591,488	92,333,075
JGC Corp.	2,765,414	52,242,000
Komatsu Ltd.	2,781,599	55,843,353
Kubota Corp.	4,488,960	71,212,288
Nitto Denko Corp.	998,514	82,077,467
Rakuten, Inc.	3,520,038	56,876,865
Sysmex Corp.	782,428	46,670,135
Tokyo Electron Ltd.	694,388	43,954,928
		698,744,194
MEXICO — 3.0%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	13,865,402	76,077,765
Wal-Mart de Mexico S.A.B. de C.V.(a)	2,817,535	68,663,328
		144,741,093
NETHERLANDS — 2.3%
Gemalto N.V.	589,716	52,515,623
Royal Dutch Shell PLC(a)	1,002,957	57,519,584
		110,035,207
PERU — 1.7%
Credicorp Ltd.	585,035	81,273,062

SINGAPORE — 3.2%
Singapore Telecommunications Ltd.	22,370,680	69,923,946
United Overseas Bank Ltd.(a)	2,343,608	80,702,141
		150,626,087
SOUTH AFRICA — 1.7%
MTN Group Ltd.	4,198,302	78,938,154

SWEDEN — 3.2%
Sandvik A.B.	4,808,169	53,157,299
SKF A.B.(a).	1,361,171	31,198,039
Svenska Cellulosa A.B. SCA — B Shares	2,749,978	69,927,908
		154,283,246
SWITZERLAND — 10.2%
ABB Ltd.*	2,842,658	59,528,603
Adecco S.A.*	1,075,028	87,266,979
Coca-Cola HBC A.G.*	1,381,789	29,702,818
Givaudan S.A.*	21,413	37,054,796
Nestle S.A.(a)	709,523	51,199,179
Novartis A.G.(a)	600,764	59,079,132
Roche Holding A.G.	259,020	72,581,005
Syngenta A.G.(a)	1,083,118	88,393,260
		484,805,772

4	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2015

INTERNATIONAL FUND (Continued)

	Shares	Value

TAIWAN — 2.4%
Largan Precision Co., Ltd.	698,000	$79,743,636
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	1,548,985	35,177,449
		114,921,085
TURKEY — 1.5%
Turkiye Garanti Bankasi A.S.	23,069,082	71,959,078

UNITED KINGDOM — 12.3%
Barclays PLC(a)	4,663,242	76,663,698
Compass Group PLC	3,900,926	64,545,491
Diageo PLC(a)	575,644	66,797,730
HSBC Holdings PLC(a)	1,448,712	64,916,785
Prudential PLC(a)	1,549,057	75,222,208
Reckitt Benckiser Group PLC	732,537	63,170,381
SABMiller PLC	1,053,594	54,699,475
Standard Life PLC	7,197,100	50,212,326
WPP PLC	3,186,041	71,390,548
		587,618,642
UNITED STATES — 3.3%
Aflac, Inc.	1,622,712	100,932,687
Mettler-Toledo International, Inc.*	172,433	58,878,972
		159,811,659
TOTAL COMMON STOCKS
(Cost $3,427,679,379) — 98.1%		4,684,953,173

SHORT-TERM INVESTMENTS — 1.9%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.010%	90,000,000	90,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $90,000,000) — 1.9%.		90,000,000

TOTAL INVESTMENTS
(Cost $3,517,679,379) — 100.0%		4,774,953,173

Other assets less liabilities — 0.0%		8,201

TOTAL NET ASSETS — 100.0%
(equivalent to $33.69 per share; unlimited shares of $1.00 par value capital shares authorized; 141,722,943 shares outstanding).		$4,774,961,374

PLC — Public Limited Company

* Non-income producing security.

(a) ADR — American Depositary Receipt.

(b) Canadian security traded on U.S. stock exchange.

 See accompanying Notes to Financial Statements.

JUNE 30, 2015	5

Scout Emerging Markets Fund
SEMFX

MARKET REVIEW (Unaudited)

Emerging equity markets declined during the 12-month period ending June 30, 2015, returning -5.13% as measured by the MSCI Emerging Markets® Index. This negative return, however, blurred the contrast between losses in the last two quarters of 2014 and gains over the first two quarters of 2015. While multiple factors affected both positive and negative investment performance, emerging market declines widely reflected a rally in the U.S. Dollar (USD) and the precipitous drop in the price of oil in late 2014, while 2015’s gains were driven by heady advances in the Chinese market.

USD strength stemmed from the juxtaposition of slow European and Japanese economic growth with the United States exit from quantitative easing (QE). The widely expected currency gains that began in the third quarter of 2014 continued into the first quarter of 2015, as regions abroad intimated that further easy monetary policies were on the horizon in the form of their own QE programs and lower interest rates. At the same time, the U.S. Federal Reserve (the Fed) left open the possibility that domestic rates could rise more slowly than markets anticipated. A rising USD hurt many emerging market countries and companies that had local currency revenue but USD-denominated costs and debts, which made their debt more expensive to service.

Meanwhile, the increase in U.S. oil production capacity combined with OPEC’s (Organization of Petroleum Exporting Countries) refusal to cut production led to dramatic declines in the price of oil. Brent Crude dropped below $60 per barrel during the fourth quarter of 2014, and the ripple effect of oil’s slide extended across the globe, ranging from U.S. exploration and production companies laying down rigs to oil exporting economies struggling to meet budgetary requirements. Some emerging market countries were particularly susceptible to falling oil prices, such as Venezuela, which relies on oil export revenues to meet approximately 90% of its operating budget. Energy and oil-related services stocks fell worldwide, including those in the Scout Emerging Markets Fund.

Just months later, the MSCI Emerging Markets® Index advanced more than 2% in the first quarter of 2015, most of which was driven by China. Chinese stocks, which account for a significant portion of the Index, rallied during the quarter, contributing approximately 1.36% to the Index overall return. China’s market recovery, which began in the second half of 2014, was largely a result of the Chinese government’s efforts to stimulate the economy and make it easier for Chinese investors to buy H-shares, stocks in Chinese companies listed on the Hong Kong exchange. Late in the second quarter of 2015, Chinese government efforts to boost local equity values appeared to accelerate. Despite these efforts, Chinese stocks sold off considerably adding some uncertainty to the sustainability of the Chinese market rally.

PORTFOLIO REVIEW

Summary

The Scout Emerging Markets Fund (SEMFX) returned -9.78% during the 12-month period ending June 30, 2015, lagging behind the benchmark MSCI Emerging Markets® Index. On a total attribution basis, the shortfall was primarily due to the Fund’s underweight position in China as compared to the Index coupled with the disappointing returns from the Fund’s China holdings. In contrast, solid stock selection coupled with an overweight position in India helped to offset the underperformance. It is useful to note that, while the Fund lagged the benchmark MSCI Emerging Markets® Index over this performance period, we build the Fund, company by company, with a long-term view in mind. Sector and country weights are the by-product of the opportunities we find through our bottom-up process. Given that, the Fund’s performance will often differ considerably from the benchmark’s performance over short time periods, but our goal is to produce attractive investment results for our shareholders over a long-term investment horizon (generally 3-5 years).

Top Contributors

Indian stocks represented the Fund’s top three performers on a total contribution basis, with Pidilite Industries Ltd., Castrol India Ltd. and Snowman Logistics Ltd., all posting double-digit returns. Pidilite, the dominant Indian adhesives firm, contributed the most to relative performance over the last 12 months. The firm holds more than 70% of the Indian adhesives market, a position protected by an unrivaled nationwide distribution network and a strong brand of adhesive called Fevicol. We believe that increasing usage of adhesives and sealants in India coupled with strong construction and infrastructure growth positions Pidilite well for future gains.

Castrol India, the second largest contributor to return, manufactures and sells both automotive and industrial lubricants. The stock performed well on expectations that an improving Indian economy would boost auto sales. Castrol India also benefited from the decline in oil prices, which positively affected the company’s margins. In addition to these outside factors, at the company-specific level Castrol India has a strong brand and an extensive distribution network. The company also has a debt-free balance sheet and negative working capital, i.e., they collect from their customers before they need to pay their suppliers. Company strength plus rising automobile penetration in India should provide years

6	SCOUT FUNDS ANNUAL REPORT

Scout Emerging Markets Fund
SEMFX

of healthy growth for the stock.

Lastly, Snowman Logistics also made a significant positive contribution to the Fund. Snowman owns and operates India’s largest cold-chain logistics network. Good logistics networks, particularly ones capable of handling refrigerated goods, are rare and valuable in the developing world. We believe the share price gains reflected both optimism about the Indian economy and a growing appreciation of the value of Snowman’s cold-chain assets. Snowman should realize healthy, profitable future growth, as Indian demand increases for dairy products, fresh fruits and pharmaceuticals, which often need to be kept cool.

Top Detractors

The Fund’s main detractors on a total contribution basis came from diverse areas of the globe, including Brazil, Russia and the U.S. In Brazil, Tegma Gestao Logistica, Brazil’s dominant auto logistics company, continued to suffer from a weak local auto market and the upheaval from management changes at the company. We believe that the company still has attractive long-term prospects, however, due to their dominant market position and the potential for an increase in the country’s low auto penetration numbers. Furthermore, by our estimate Tegma remained free cash flow positive during the period, and it traded at a historically low multiple of cash flow.

To the north, Russian holding Mail.ru was a chief detractor during the period. Mail.ru dominates the Russian Internet space, with the largest e-mail service, game platform and social-media presence. The firm’s balance sheet holds no debt, and remarkably, Mail.ru has turned almost 40% of its sales into free cash flow over the past three years. Despite the company’s strong position, the stock declined due to macroeconomic factors, as Russia’s escalating clashes in Ukraine in the fall of 2014 led to a package of Western trade sanctions against the country. Consequently, Russian equities like Mail.ru suffered. We don’t believe that the company’s long-term earnings power has been impaired, however, and think the decline in the share price offered an excellent opportunity to buy shares in a solid business at an exceptionally low valuation.

Finally, Anadarko Petroleum Corp. hurt Fund returns over the performance period. Anadarko, one of the world’s largest publicly traded oil and gas exploration and production companies, fell alongside other energy stocks in 2014. The stock weakened further after the company reported an earnings miss related to lower realized commodity pricing, among other factors.

OUTLOOK AND STRATEGY

The Fund’s investment strategy aims to capitalize on growth within emerging markets on a company-by-company basis. While China was the star of the show during the first half of 2015 prior to the end of the fiscal period, we do not expect outperformance in China to persist. Consequently, we expect to maintain our longstanding and significant underweight position in China — a position that reflects the dearth of compelling investment opportunities there and not a macroeconomic call. Rather than straining to make sense of China’s lofty valuations, we seek to use the market’s gyrations to our advantage by buying when the dips offer us excellent businesses at fair prices and selling when people want to pay more for those same holdings.

Mark G. Weber, CFA

Lead Portfolio Manager

Eric D. Chenoweth, CFA

Co-Portfolio Manager

JUNE 30, 2015	7

Scout Emerging Markets Fund
SEMFX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Emerging Markets Fund seeks long-term growth of capital by investing in equity securities of companies domiciled in emerging market countries or companies that derive a majority of their revenue from emerging market countries.

PORTFOLIO MANAGEMENT TEAM

Mark G. Weber, CFA

Lead Portfolio Manager

Eric D. Chenoweth, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)
as of June 30, 2015

Performance returns for the Scout Emerging Markets Fund, MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds, or mutual funds. It is not possible to invest directly in an index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets, foreign currency exchange contracts, and a focus on particular countries, regions, industries, sectors or types of investments may involve greater risks. Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

8	SCOUT FUNDS ANNUAL REPORT

Scout Emerging Markets Fund
SEMFX

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2015

		Since
	1 Year	Inception‡
Scout Emerging Markets Fund	-9.78%	3.82%
MSCI Emerging Markets Index*	-5.13%	1.56%
Lipper Emerging Markets Funds Index*	-7.05%	1.33%

‡	Inception – October 15, 2012.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2014, the gross expense ratio for the Fund was 3.21% (as disclosed in the most recent Prospectus) compared to the June 30, 2015 gross expense ratio of 2.64%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

Shares of the Scout Emerging Markets Fund that are redeemed (sold) or exchanged within 60 days of purchase will be assessed a redemption fee of 2.00%.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

		MSCI
	Scout	Emerging
	Emerging Markets	Markets*
Number of Holdings	35	837
Weighted Average Market Cap	$26.36B	$52.40B
Weighted Median Market Cap	$5.20B	$18.91B
Price to Earnings Ratio (Trailing 1 Year)	19.33	13.35
Price/Book Ratio	2.97	1.56
EPS Growth (Hist. 5 Yr.)	11.26%	9.92%
Return on Equity	16.68%	16.26%
Standard Deviation (Since Inception)	11.61%	12.69%
Sharpe Ratio	0.35	0.12
Beta†	0.78	1.00
Alpha†	2.84%	—
R-squared†	0.72	1.00
Upside Capture†	89%	100%
Downside Capture†	74%	100%
Turnover Ratio (Trailing 1 Year)	71%	—
Total Net Assets (in Millions)	$18.93	—
Inception Date	10/15/2012	—

†	Measured against the MSCI Emerging Markets Index over the since inception time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Haier Electronics Group Co., Ltd.	4.74%
Bharti Airtel Ltd.	4.54%
NAVER Corp.	4.16%
Samsung Electronics Co., Ltd.	4.11%
Coca-Cola Icecek A.S.	4.08%
Nampak Ltd.	4.05%
Anadarko Petroleum Corp.	3.50%
Snowman Logistics Ltd.	3.39%
Tencent Holdings Ltd.	3.27%
Mega Lifesciences PCL	3.12%
Top 10 Holdings Total	38.96%

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
10/15/12	$10.00	$—	$—	$10.00
12/31/12	10.49	—	—	10.49
12/31/13	11.25	0.21	0.04	11.50
12/31/14	10.77	0.09	0.32	11.43
6/30/15(a)	10.41	0.02	—	11.09

(a) Six months only. Distributions typically occur in June and/or December.

(b) Represents distributions for the respective calendar year-to-date period ended.

(c) Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2015	9

SCHEDULE OF INVESTMENTS

June 30, 2015

EMERGING MARKETS FUND

	Shares	Value

COMMON STOCKS — 91.0%
BRAZIL — 6.1%
BM&FBovespa S.A. — Bolsa de Valores Mercadorias e Futuros	58,000	$218,636
Odontoprev S.A.	54,800	190,005
Ouro Fino Saude Animal Participacoes S.A.	24,700	254,221
Tegma Gestao Logistica*	138,800	499,557
		1,162,419
CHINA — 11.8%
Greatview Aseptic Packaging Co., Ltd.	658,000	375,195
Haier Electronics Group Co., Ltd.	334,000	900,537
Tencent Holdings Ltd.	31,100	620,668
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)	605,500	339,791
		2,236,191
FRANCE — 2.5%
Sanofi(b)	9,400	465,582

INDIA — 10.8%
Bharti Airtel Ltd.	130,650	861,802
Essel Propack Ltd.	263,700	538,539
Snowman Logistics Ltd.*	414,158	642,569
		2,042,910
INDONESIA — 1.1%
Kalbe Farma Tbk P.T.	1,682,000	211,314

KENYA — 2.2%
Safaricom Ltd.	2,459,800	407,387

MEXICO — 9.0%
Fomento Economico Mexicano S.A.B. de C.V.(b)	6,400	570,176
Fresnillo PLC	22,250	242,638
Grupo Lala S.A.B. de C.V.	247,100	515,502
Megacable Holdings S.A.B. de C.V.	90,962	381,847
		1,710,163
NIGERIA — 1.9%
Nigerian Breweries PLC	478,200	360,314

PERU — 5.2%
Corp Lindley S.A.*	769,893	569,036
InRetail Peru Corp.*(a)	28,697	416,106
		985,142
RUSSIA — 4.5%
Magnit PJSC*	2,260	466,975
Mail.ru Group Ltd.*(c)	18,490	385,516
		852,491
SOUTH AFRICA — 6.9%
Nampak Ltd.	276,800	768,788
Naspers Ltd. — N Shares	3,500	545,167
		1,313,955
SOUTH KOREA — 8.3%
NAVER Corp.	1,390	790,049
Samsung Electronics Co., Ltd.	460	522,910
Samsung Electronics Co., Ltd.(c)	450	256,725
		1,569,684
THAILAND — 3.1%
Mega Lifesciences PCL	1,074,100	591,501

TURKEY — 6.3%
Coca-Cola Icecek A.S.	46,500	773,815
Turk Traktor ve Ziraat Makineleri A.S.	15,928	410,071
		1,183,886
UNITED ARAB EMIRATES — 2.2%
Aramex PJSC	431,600	408,932

UNITED STATES — 6.8%
Anadarko Petroleum Corp.	8,518	664,915
Frank’s International N.V.	17,300	325,932
Schlumberger Ltd.	3,429	295,546
		1,286,393
VIETNAM — 2.3%
Vietnam Dairy Products JSC	84,374	436,580
TOTAL COMMON STOCKS
(Cost $17,799,557) — 91.0%		17,224,844
TOTAL INVESTMENTS
(Cost $17,799,557) — 91.0%		17,224,844
Other assets less liabilities — 9.0%		1,709,779
TOTAL NET ASSETS — 100.0%
(equivalent to $10.41 per share; unlimited shares of $1.00 par value capital shares authorized; 1,818,110 shares outstanding)		$18,934,623

JSC — Joint Stock Company

PCL — Public Company Limited

PJSC — Private Joint Stock Company

PLC — Public Limited Company

* Non-income producing security.

(a) 144A restricted security.

(b) ADR — American Depositary Receipt.

(c) GDR — Global Depositary Receipt.

See accompanying Notes to Financial Statements.

10	SCOUT FUNDS ANNUAL REPORT

Scout Global Equity Fund

SCGLX

MARKET REVIEW (Unaudited)

Global equity markets posted modest returns for the 12-month period ending June 30, 2015, gaining 1.43% as measured by the MSCI World® Index. This overall increase masked a large disparity between the results of U.S. and non-U.S. markets, however, with the former advancing 7.42% as measured by the S&P 500® Index and the latter declining 4.22% as measured by the MSCI EAFE® Index.

The year was marked by a number of significant macroeconomic events that influenced investor sentiment and contributed to market volatility. These included a precipitous decline in the price of oil in the latter half of 2014, as well as global currency fluctuations and a strengthening U.S. Dollar (USD). Central Bank activity provoked markets throughout the entire period, with the ramifications of quantitative easing (QE) — just beginning in Europe and Japan and finally ending in the U.S. — swinging from negative to positive over the course of the year. While global economic growth remained fragile during the last twelve months, the U.S. economy proved to be quite resilient during these upheavals.

PORTFOLIO REVIEW

Summary

The Scout Global Equity Fund (SCGLX) returned 4.13% during the 12-month period ending June 30, 2015, outpacing the benchmark MSCI World® Index (1.43%) by 270 basis points. On a total attribution basis, the Fund added the most value in the U.S., which represented almost 60% of the portfolio on average. While the Fund held much smaller weightings in the Netherlands and Japan, these two countries made strong contributions to relative return over the period. In contrast, the Fund’s exposure to Canada, Hong Kong and Mexico detracted from returns. At the sector level, the Fund posted strong relative returns in health care, information technology and industrials, which offset weaker results in energy, materials and consumer discretionary.

Top Contributors

At the individual stock level, the Fund’s top contributors reflected the management team’s philosophy of investing in change and varied across industries as well as geographical regions. The year’s top stock, Avago Technologies, Ltd., is quickly becoming a diversified semiconductor company with exposure to multiple end markets such as smartphones, cloud, data centers, storage and industrial. Its filter business remains a strong performer with a near monopoly in high-end FBAR filters that is driving content growth in the 3G to 4G smartphone technology migration worldwide. Avago’s CEO Hock Tan continues to deliver on multiple fronts including stellar shareholder returns (including dividends and buybacks), continued diversification of the business and impressive synergy realization from its accretive merger and acquisition (M&A) strategy.

Fellow technology powerhouse, Netherlands-based NXP Semiconductors, advanced on the back of strong year-end 2014 results and news of its planned merger with Freescale Semiconductor, Inc. This deal would create the largest semiconductor supplier in a number of growth markets, including automotive, microcontroller, mobile payments and the “internet of things.”

Several healthcare stocks also benefited from planned merger-and-acquisition activity during the period. Salix Pharmaceuticals, Ltd., a specialties pharmaceutical company, rose on speculation that it was a potential acquisition target for Allergan, Inc. Allergan, in turn, was looking at the acquisition as a means to prevent its own hostile takeover by Valeant Pharmaceuticals International, Inc. Allergan and Salix were close to inking a deal, but questions over Salix’s inventory levels caused Allergan to back out. Salix was ultimately purchased by Valeant after a brief bidding war with Endo International plc. Allergan successfully fought off Valeant’s hostile pursuit by accepting a more shareholder and company friendly bid from Actavis plc. We continue to find the health care sector attractive, particularly as it represented one of the few areas for consistent growth in a slow-growth economic regime.

Finally, consumer discretionary stock Walt Disney Co. and consumer staples holding Kraft Food Group Inc. demonstrated the diversity of the Fund’s top contributors over the last year. Disney, the famed multimedia and entertainment conglomerate, was a consistent performer, enjoying strong results at its Parks and Consumer Products divisions as well as several successful movie releases. Kraft was a top contributor as a result of its announced merger with H.J. Heinz Co. Given that Heinz was controlled by Berkshire Hathaway, Inc. and 3G Capital, there were high expectations that the new company would become the food version of the highly successful Anheuser-Busch-Inbev merger.

(Continued on next page)

JUNE 30, 2015	11

Scout Global Equity Fund

SCGLX

Top Detractors

In contrast, the Fund’s top detractors over the period were concentrated in the energy sector. MEG Energy Corp., Anadarko Petroleum Corp., Schlumberger, Ltd. and Pioneer Natural Resources Co., all suffered from the rapid decline in the price of oil and negative sentiment surrounding future prospects for the sector. Despite strong operational performance, MEG Energy underperformed due to its unhedged position for oil in 2015. Unfavorable market perception around production costs for the oil sands industry further hurt the stock. Anadarko fell after reporting an earnings miss related to lower realized commodity pricing, among other factors. Oil service giant Schlumberger fell on general weakness in the energy sector, compounded by concerns over declining global upstream capital expenditures in the coming year, while Pioneer, a large oil production and exploration company, tumbled after announcing a surprise equity offering and its intention to sell a portion of its Eagle Ford Shale holding.

Not all of the Fund’s top detractors were energy stocks, however, as commodity-sensitive sectors such as industrials and materials were also negatively affected by oil’s decline. For example, U.S. Silica Holdings, Inc., a major supplier of sand used in the U.S. energy and industrial markets, fell as lower energy prices led to concerns over decreased demand for fracking sand. Chemical maker BASF S.E. declined on both weak chemical pricing and the decline in oil, which had a significant impact on the company because it typically receives about 20% of its revenue from oil and gas. Agricultural seeds and chemicals pricing had been weak due to relatively large harvests; however, BASF has begun to move away from commodity chemicals toward higher-margin specialty chemicals.

OUTLOOK AND STRATEGY

We expect the U.S. economy to continue performing with modest strength and are focused on companies that can prosper in a moderate growth environment. The European Central Bank’s QE program may improve the Eurozone economy, leading to significant opportunities in equities, particularly in Northern Europe. While the timing is always uncertain, we believe the European economy may turn the corner later this year.

Across the globe, it appears China has made the decision that economic stimulus is more critical than reform. The Chinese economy continues to show signs of stress, as key measures such as freight loadings have collapsed. Notoriously insular companies in Japan are starting to focus on shareholder returns and enhanced shareholder communication. We see this as a slow-moving but important change in Japan, and continue to find attractive investments in that country. In contrast, we continue to be bearish on emerging markets, as we believe that a stronger USD will eventually overwhelm debt-laden companies in those fragile economies.

James L. Moffett, CFA

Co-Lead Portfolio Manager

James A. Reed II, CFA

Co-Lead Portfolio Manager

Charles John, CFA

Co-Portfolio Manager

12	SCOUT FUNDS ANNUAL REPORT

Scout Global Equity Fund

SCGLX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing primarily in equity securities of companies that are located anywhere in the world, including emerging markets.

PORTFOLIO MANAGEMENT TEAM

James L. Moffett, CFA

Co-Lead Portfolio Manager

James A. Reed II, CFA

Co-Lead Portfolio Manager

Charles John, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

as of June 30, 2015

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have above-average growth characteristics compared to MSCI World Index.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Focusing on particular countries, regions, industries, sectors or types of investments, may cause greater risk of adverse developments in the Fund. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

JUNE 30, 2015	13

Scout Global Equity Fund

SCGLX

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2015

			Since
	1 Year	3 Years	Inception‡
Scout Global Equity Fund	4.13%	14.29%	8.71%
MSCI World Index*	1.43%	14.27%	9.12%
Lipper Global Multi-Cap Growth Funds Index*	3.41%	13.99%	7.54%

‡	Inception – June 30, 2011.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2014, the gross expense ratio for the Fund was 3.87% (as disclosed in the most recent Prospectus) compared to the June 30, 2015 gross expense ratio of 3.23%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	MSCI
	Global Equity	World*
Number of Holdings	75	1,645
Weighted Average Market Cap	$74.14B	$98.12B
Weighted Median Market Cap	$40.09B	$50.43B
Price to Earnings Ratio (Trailing 1 Year)	20.65	18.15
Price/Book Ratio	2.69	2.20
EPS Growth (Hist. 5 Yr.)	14.78%	10.79%
Return on Equity	19.90%	18.09%
Standard Deviation (Trailing 3 Years)	8.77%	8.71%
Sharpe Ratio	1.62	1.63
Beta†	0.94	1.00
Alpha†	0.87%	—
R-squared†	0.87	1.00
Upside Capture†	95%	100%
Downside Capture†	85%	100%
Turnover Ratio (Trailing 1 Year)	38%	—
% in Emerging Markets	4.46%	—
Total Net Assets (in Millions)	$10.48	—
Inception Date	6/30/2011	—

†  Measured against the MSCI World Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Avago Technologies Ltd.	2.87%
Charles Schwab Corp.	2.52%
Walt Disney Co.	2.38%
NXP Semiconductor N.V.	2.28%
Kraft Foods Group, Inc.	2.16%
Allergan PLC	2.08%
Signature Bank	2.06%
Hartford Financial Services Group, Inc.	2.02%
KeyCorp.	2.01%
Lincoln National Corp.	1.99%
Top 10 Holdings Total	22.37%

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
6/30/11	$10.00	$—	$—	$10.00
12/31/11	8.88	0.01	—	8.89
12/31/12	10.15	0.09	—	10.25
12/31/13	12.50	0.04	—	12.64
12/31/14	12.66	0.06	0.28	13.14
6/30/15(a)	13.35	0.06	—	13.89

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

14	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

GLOBAL EQUITY FUND

	Shares	Value

COMMON STOCKS — 98.9%
AUSTRALIA — 1.4%
Amcor Ltd.	14,010	$148,304

CANADA — 3.0%
Enbridge, Inc.(a)	1,990	93,112
Imperial Oil Ltd.(a)	2,650	102,343
Magna International, Inc.(a)	2,030	113,863
		309,318
CHINA — 0.5%
Haier Electronics Group Co., Ltd.	21,000	56,621

FRANCE — 8.3%
Accor S.A.	2,550	128,694
Air Liquide S.A.(b)	4,080	103,632
AXA S.A.	6,500	163,985
BNP Paribas S.A.	2,615	157,862
Sanofi(b)	3,200	158,496
Valeo S.A.	990	156,005
		868,674
GERMANY — 4.4%
BASF S.E.(b)	1,320	117,031
Bayer A.G.(b)	1,130	159,313
Daimler A.G.	1,990	181,119
		457,463
IRELAND — 1.4%
Ryanair Holdings PLC(b)	2,050	146,267

JAPAN — 9.1%
FANUC Corp.(b)	5,150	176,182
Japan Tobacco, Inc.	4,000	142,518
Kao Corp.(b)	3,900	181,428
Rakuten, Inc.	6,033	97,481
Sysmex Corp.	3,100	184,908
Toyota Motor Corp.(b)	1,300	173,875
		956,392

MEXICO — 0.8%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	16,000	87,790

NETHERLANDS — 2.3%
NXP Semiconductor N.V.*	2,430	238,626

PERU — 1.2%
Credicorp Ltd.	940	130,585

SINGAPORE — 1.2%
United Overseas Bank Ltd.(b)	3,510	120,867

SOUTH AFRICA — 0.3%
MTN Group Ltd.	1,467	27,583

SWEDEN — 0.9%
Hennes & Mauritz A.B.(b)	12,138	93,341

SWITZERLAND — 1.9%
Nestle S.A.(b)	1,740	125,559
Roche Holding A.G.(b)	2,204	77,294
		202,853
TAIWAN — 1.2%
Hermes Microvision, Inc.	2,000	130,289

TURKEY — 0.3%
Turk Traktor ve Ziraat Makineleri A.S.	1,100	28,320

UNITED KINGDOM — 3.0%
Diageo PLC(b)	761	88,306
Prudential PLC(b)	3,270	158,791
Vodafone Group PLC(b)	1,850	67,433
		314,530

(Continued on next page)

JUNE 30, 2015	15

SCHEDULE OF INVESTMENTS

June 30, 2015

GLOBAL EQUITY FUND (Continued)

	Shares	Value

UNITED STATES — 57.7%
Adobe Systems, Inc.*	2,370	$191,994
Alaska Air Group, Inc.	860	55,410
Allergan PLC*	720	218,491
AMC Networks, Inc. — Class A*	1,400	114,590
Applied Materials, Inc.	6,000	115,320
Avago Technologies Ltd.	2,261	300,555
Boeing Co.	1,390	192,821
Charles Schwab Corp.	8,083	263,910
Chevron Corp.	1,180	113,835
CNO Financial Group, Inc.	5,742	105,366
Computer Sciences Corp.	1,760	115,526
Discover Financial Services	1,856	106,943
Dominion Resources, Inc.	1,334	89,205
Fidelity National Information Services, Inc.	2,090	129,162
General Electric Co.	7,460	198,212
Gilead Sciences, Inc.	1,180	138,154
Google, Inc. — Class A*	248	133,930
Google, Inc. — Class C*	151	78,597
Hartford Financial Services Group, Inc.	5,108	212,340
Home Depot, Inc.	1,387	154,137
KeyCorp.	14,037	210,836
Kraft Foods Group, Inc.	2,667	227,068
Lincoln National Corp.	3,527	208,869
Marriott International, Inc. — Class A	1,700	126,463
Marsh & McLennan Cos., Inc.	3,645	206,671
Mettler-Toledo International, Inc.*	390	133,169
Micron Technology, Inc.*	1,910	35,984
Microsoft Corp.	4,370	192,935
Monsanto Co.	1,162	123,858
NVR, Inc.*	60	80,400
Perrigo Co. PLC	660	121,988
Phillips 66	1,340	107,950
Priceline Group, Inc.*	70	80,596
Questar Corp.	1,050	21,955
Schlumberger Ltd.	1,700	146,523
Signature Bank*	1,474	215,779
Texas Instruments, Inc.	2,990	154,015
Tyson Foods, Inc. — Class A	1,975	84,194
Verizon Communications, Inc.	3,060	142,627
Walt Disney Co.	2,190	249,967
Zoetis, Inc.	3,190	153,822
		6,054,167
TOTAL COMMON STOCKS
(Cost $8,544,956) — 98.9%		10,371,990

TOTAL INVESTMENTS
(Cost $8,544,956) — 98.9%.		$10,371,990

Other assets less liabilities — 1.1%		112,998

TOTAL NET ASSETS — 100.0%
(equivalent to $13.35 per share;
unlimited shares of $1.00 par value
capital shares authorized;
785,192 shares outstanding)		$10,484,988

PLC — Public Limited Company

* Non-income producing security.

(a)	Canadian security traded on U.S. stock exchange.

(b)	ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

16	SCOUT FUNDS ANNUAL REPORT

Scout Equity Opportunity Fund

SEOFX

MARKET REVIEW (Unaudited)

The broad U.S. equity market made steady gains over the 12-month period ending June 30, 2015, returning 7.42% as measured by the S&P 500® Index. Meanwhile, the U.S. 10-Year Treasury yield fell over the period, from 2.58% on July 1, 2014, to 2.35% on June 30, 2015. This decline reflected a “flight to quality” bid in the face of ongoing concerns over global economic growth, geopolitical tensions and plunging oil prices.

The fiscal year was marked by a number of significant macroeconomic events that influenced investor sentiment and contributed to market volatility. These included a precipitous decline in the price of oil in the latter half of 2014, global currency fluctuations and a rapidly strengthening U.S. Dollar (USD). Central Bank activity provoked markets throughout the entire period, with the ramifications of quantitative easing (QE) — just beginning in Europe and Japan and finally ending in the U.S. — swinging from negative to positive over the course of the year. While global economic growth remained fragile during the last twelve months, the U.S. economy proved to be quite resilient during these upheavals.

Despite the volatility, QE abroad coupled with continued low interest rates in the U.S. were bullish factors for U.S. stocks. Defying earlier market expectations, the U.S. Federal Reserve (the Fed) chose not to raise the Federal Funds Rate in the second quarter of 2015, as softer than expected manufacturing and retail sales, mixed jobs reports and declining corporate earnings raised new doubts about the trajectory of the economy. Continued low interest rates and generous credit availability also led to robust merger and acquisition (M&A) activity during the last year, particularly in the health care sector. Corporate use of debt to enhance shareholder returns was powerful in this environment and factored into our portfolio construction decisions. Realizing that interest rates will rise at some point, U.S. corporations refinanced debt at a rapid clip over the year, creating additional opportunities for companies to grow through balance sheet optimization.

PORTFOLIO REVIEW

The Scout Equity Opportunity Fund (SEOFX) returned 14.28% during the 12-month period ending June 30, 2015, outperforming its benchmark Russell 3000® Index, which returned 7.29%, by nearly 700 basis points. On a total attribution basis, the Fund outperformed its Index in consumer discretionary, information technology, health care, industrials, consumer staples, materials, utilities, and energy sectors. The Fund was neutral to the Index in the financial sector.

The Fund outperformed the Index primarily through superior stock selection, but also benefitted from its overweight in consumer discretionary names and strategically underweighting the energy sector. The increase in U.S. oil production capacity combined with OPEC’s (Organization of Petroleum Exporting Countries) refusal to cut production led to dramatic declines in the price of the commodity, forcing exploration and production companies to tap the equity markets to improve liquidity and cut capital spending. The overweight in consumer discretionary was a by-product of the Fund’s investment process, as the team found more compelling balance sheet improvement and growth opportunities within the sector. Stock selection in information technology was a significant driver of performance over the period, with the greatest contribution coming from holdings related to two powerful secular themes: mobile data devices and the “internet of things,” both of which require increased mobile data capacity and wireless connectivity. Stock selection in health care also contributed significantly, as many of the Fund’s holdings in this sector reported strong earnings, improved guidance and were actively involved in M&A activity.

The Fund’s underweight in the financials sector, overweight in the materials sector and cash holdings placed a drag on relative performance. Over the course of the period the Fund increased its weighting in financials, investing in names that have maintained strong balance sheets in a low rate environment and should profit when interest rates rise.

(Continued on next page)

JUNE 30, 2015	17

Scout Equity Opportunity Fund

SEOFX

OUTLOOK AND STRATEGY

We expect that the upcoming Fed meetings will continue to garner the majority of market attention in the near future, particularly with respect to the timing of impending interest rate increases. September’s meeting will be pivotal, with another quarter’s worth of economic data to judge the health of the U.S. economy. Currently, these data points are mixed, with continued job creation counterbalanced by a back-weighted economic forecast and lack of significant wage or spending growth. The recent rise in the German Bund yield, which reached nearly 1% for the first time since September 2014, will also factor into the decision. The Fed Funds Rate tends to trend with the Bund, which could make the September Federal Open Market Committee meeting a potentially catalytic event for us from at least two perspectives. First, a rate increase could signal the beginning of the end of overly cheap money. Companies contemplating leveraging their balance sheets may look to issue in advance of the rate hike cycle, potentially creating a near term wave of new issuance. Second, rising rates from historical lows could spark asset rotation from fixed income into other asset classes, which should benefit equities overall.

Regardless of what happens at the Fed, we will continue to invest in good companies that have the opportunity to make capital structure changes that we believe will translate into equity appreciation. Our holdings continue to be concentrated in LISA (leverage into sales acceleration) stories, which are companies with strong balance sheets that are signaling growth potential by modestly increasing leverage. We are still finding ROBI (return on balance sheet improvement) opportunities as well, as companies signal improvements by deleveraging their balance sheets. Both strategies are fundamentally driven, bottom-up processes with unique approaches to stock appreciation, but we’ve concentrated the Fund in LISA opportunities at this time. While high yield bonds have outperformed other fixed income investments recently, we believe it is unlikely that this outperformance will persist into the second half of the year and beyond. Our LISA strategy tends to have more companies that issue investment grade debt. In addition, higher-quality companies, namely those that issue investment grade debt, tend to withstand the incremental pressure exerted by rising rates. For these reasons, we believe our 75% weighting in what we define as LISA strategies should position us well for the second half of the year.

Brent D. Olson

Lead Portfolio Manager

18	SCOUT FUNDS ANNUAL REPORT

Scout Equity Opportunity Fund

SEOFX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Equity Opportunity Fund seeks long-term growth of capital by investing in common stocks of companies of any size.

PORTFOLIO MANAGEMENT TEAM

Brent D. Olson

Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

as of June 30, 2015

Performance returns for the Scout Equity Opportunity Fund, Russell 3000® Index and Lipper Multi-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Small- and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Highly leveraged companies tend to be more sensitive to issuer, political, market and economic developments especially during economic downturns or periods of rising interest rates. Although the Fund invests in companies that may be highly leveraged, the Fund itself does not use leverage as an investment strategy. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Fixed income securities involve issuer, credit, inflation, and interest rate risks. When interest rates go up the value of fixed income securities such as bonds typically go down and investors may lose principal value. High yield securities involve greater risk than investment grade securities.

JUNE 30, 2015	19

Scout Equity Opportunity Fund

SEOFX

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2015

		Since
	1 Year	Inception‡
Scout Equity Opportunity Fund	14.28%	19.69%
Russell 3000® Index*	7.29%	10.66%
Lipper Multi-Cap Core Funds Index*	5.97%	9.31%

‡	Inception – March 28, 2014.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal period ended June 30, 2014, the gross expense ratio for the Fund was 5.87% (as disclosed in the most recent Prospectus) compared to the June 30, 2015 gross expense ratio of 3.75%.

The short-term returns are not typical and may not continue in the future. Because of ongoing volatility, fund performance may be subject to substantial short-term changes.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Equity Opportunity	3000®*
Number of Holdings	62	3,004
Weighted Average Market Cap	$51.90B	$108.94B
Weighted Median Market Cap	$17.52B	$49.54B
Price to Earnings Ratio (Trailing 1 Year)	23.40	19.35
Price/Book Ratio	3.62	2.68
EPS Growth (Hist. 5 Yr.)	15.53%	10.61%
Return on Equity	19.78%	18.97%
Turnover Ratio (Trailing 1 Year)	84%	—
Total Net Assets (in Millions)	$11.12	—
Inception Date	3/28/2014	—

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Skyworks Solutions, Inc.	3.28%
Service Corp. International	3.27%
Allergan PLC	2.93%
Kroger Co.	2.87%
Berry Plastics Group, Inc.	2.27%
Envision Healthcare Holdings, Inc.	2.17%
Crown Holdings, Inc.	2.16%
Gildan Activewear, Inc.	1.99%
Walgreens Boots Alliance, Inc.	1.98%
Cinemark Holdings, Inc.	1.97%
Top 10 Holdings Total	24.89%

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
3/28/14	$10.00	$—	$—	$10.00
12/31/14	11.43	0.16	—	11.59
6/30/15(a)	12.36	—	—	12.52

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

20	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

EQUITY OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS — 96.9%
CONSUMER DISCRETIONARY — 33.1%
Amazon.com, Inc.*	312	$135,436
Aramark	6,063	187,771
Cinemark Holdings, Inc.	5,447	218,806
Comcast Corp. — Class A	3,595	216,203
Gildan Activewear, Inc.	6,673	221,811
Hilton Worldwide Holdings, Inc.*	5,980	164,749
Liberty Broadband Corp. — Class C*	3,719	190,264
Liberty Ventures — Class A*	4,111	161,439
Nexstar Broadcasting Group, Inc. — Class A	3,375	189,000
Priceline Group, Inc.*	181	208,398
PVH Corp.	1,672	192,614
Rakuten, Inc.	9,100	147,038
Sally Beauty Holdings, Inc.*	6,247	197,280
Service Corp. International	12,362	363,814
ServiceMaster Global Holdings, Inc.*	4,072	147,284
Starz — Class A*	4,353	194,666
Time Warner, Inc.	2,214	193,526
Twenty-First Century Fox, Inc. — Class B	4,482	144,410
VF Corp.	1,557	108,585
Walt Disney Co.	890	101,585
		3,684,679
CONSUMER STAPLES — 10.1%
Anheuser-Busch InBev N.V. (a)	1,332	160,732
Ingles Markets, Inc. — Class A	1,743	83,263
Kroger Co.	4,409	319,697
Molson Coors Brewing Co. — Class B	1,715	119,724
Spectrum Brands Holdings, Inc.	2,101	214,281
Walgreens Boots Alliance, Inc.	2,614	220,726
		1,118,423
ENERGY — 1.5%
Antero Resources Corp.*	2,378	81,661
RSP Permian, Inc.*	3,128	87,928
		169,589
FINANCIALS — 7.5%
Discover Financial Services	2,239	129,011
JPMorgan Chase & Co.	1,040	70,470
Lazard Ltd. — Class A	2,553	143,581
PacWest Bancorp	3,074	143,740
PrivateBancorp, Inc.	3,973	158,205
SVB Financial Group*	1,322	190,342
		835,349
HEALTH CARE — 14.1%
Allergan PLC*	1,076	326,523
AMAG Pharmaceuticals, Inc.*	1,617	111,670
Amsurg Corp.*	2,423	169,489
Boston Scientific Corp.*	7,111	125,865
Celgene Corp.*	1,370	158,557
Cooper Cos., Inc.	566	100,731
Envision Healthcare Holdings, Inc.*	6,120	241,617
Horizon Pharma PLC*	4,874	169,323
Mylan N.V.*	2,338	158,657
		1,562,432
INDUSTRIALS — 6.5%
General Dynamics Corp.	1,387	196,524
General Electric Co.	3,614	96,024
Honeywell International, Inc.	2,057	209,753
Sensata Technologies Holding N.V.*	4,107	216,603
		718,904
INFORMATION TECHNOLOGY — 17.1%
Amphenol Corp. — Class A	3,218	186,547
Atmel Corp.	8,056	79,392
Facebook, Inc. — Class A*	2,214	189,884
Fidelity National Information Services, Inc.	1,807	111,673
Google, Inc. — Class C*	247	128,566
Microsoft Corp.	3,793	167,461
QUALCOMM, Inc.	3,034	190,019
Skyworks Solutions, Inc.	3,510	365,391
TE Connectivity Ltd.	3,138	201,773
Visa, Inc. — Class A	1,985	133,293
Xilinx, Inc.	3,333	147,185
		1,901,184
MATERIALS — 5.5%
Ball Corp.	1,713	120,167
Berry Plastics Group, Inc.*	7,779	252,040
Crown Holdings, Inc.*	4,549	240,687
		612,894
TELECOMMUNICATION SERVICES — 1.5%
Level 3 Communications, Inc.*	3,217	169,439

TOTAL COMMON STOCKS
(Cost $9,682,928) — 96.9%		10,772,893

TOTAL INVESTMENTS
(Cost $9,682,928) — 96.9%		10,772,893

Other assets less liabilities — 3.1%		343,387

TOTAL NET ASSETS — 100.0%
(equivalent to $12.36 per share;
unlimited shares of $1.00 par value
capital shares authorized;
899,057 shares outstanding)		$11,116,280

PLC — Public Limited Company

* Non-income producing security.

(a) ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	21

Scout Mid Cap Fund

UMBMX

MARKET REVIEW (Unaudited)

After an unpredictable year comprising two quarters of gains and two quarters of losses, U.S. mid-capitalization stocks settled into positive territory for the 12-month period ending June 30, 2015, returning 6.63% as measured by the Russell Midcap® Index. This gain was slightly below the 7.42% return of the S&P 500® Index, a common measure of the broad U.S. stock market.

The year was marked by a number of significant macroeconomic events that influenced investor sentiment and contributed to market volatility. These included a precipitous decline in the price of oil in the latter half of 2014, as well as global currency fluctuations and a strengthening U.S. Dollar (USD). Central Bank activity provoked markets throughout the entire period, with the ramifications of quantitative easing (QE) — just beginning in Europe and Japan and finally ending in the U.S. — swinging from negative to positive over the course of the year. While global economic growth remained fragile during the last twelve months, the U.S. economy proved to be quite resilient during these upheavals.

Despite the volatility, QE abroad coupled with continued low interest rates in the U.S. were bullish factors for U.S. mid-capitalization stocks. Defying earlier market expectations, the U.S. Federal Reserve (the Fed) chose not to raise the Federal Funds Rate in the second quarter of 2015, as softer than expected manufacturing and retail sales, mixed jobs reports and declining corporate earnings raised new doubts about the trajectory of the economy.

Greece’s default on its International Monetary Fund debt payment and problems in the formerly robust Chinese stock market cast further doubt on the timing of a potential U.S. interest rate increase. Greece’s tenuous position left a financial question mark over the Eurozone and made an early QE taper unlikely, which should benefit U.S. equities. Problems in China, however, appeared to be more of a threat to the fundamental outlook for specific sectors of the U.S. market — primarily energy, industrials, basic materials and semiconductors — and the Fund was underweight the benchmark in most of these market segments. Ironically, threats to growth overseas are likely to keep the Fed in a more easy policy mode, which is also generally bullish for U.S. stocks.

Finally, continued low interest rates and credit availability led to robust merger and acquisition (M&A) activity during the last year. This was particularly pronounced in the health care sector, which has been consolidating at a steady pace, but also occurred in the information technology, industrials and consumer staples sectors, among others. While we do not select stocks based on their take-out potential, several holdings within the Scout Mid Cap Fund benefited from M&A activity during the period.

PORTFOLIO REVIEW

Summary

The Scout Mid Cap Fund (UMBMX) returned 2.42% during the 12-month period ending June 30, 2015, lagging the benchmark Russell Midcap® Index. The shortfall was due in large part to an overweight in the struggling energy sector and challenging stock selection in financials. Positive stock selection in information technology and consumer staples helped to offset the declines.

Top Contributors

Stock selection was particularly strong in the information technology sector over the performance period, with Skyworks Solutions, Inc. and Avago Technologies, Ltd. among the Fund’s top stocks on a total contribution basis. Skyworks is a leading manufacturer of semiconductors for use in radio frequency and mobile communications systems. The stock was the beneficiary of two powerful secular themes during the period: mobile data devices and the “internet of things,” both of which require increased mobile data capacity and wireless connectivity. Avago advanced following strong earnings reports driven by better than expected sales of the iPhone 6, coupled with the company’s announced plan to acquire Emulex Corporation.

M&A activity drove gains in two other top contributors in the Fund. In industrials, Exelis, Inc., a global aerospace and defense contractor that was already profiting from increased defense spending, advanced on news of its acquisition by Harris Corp. In consumer staples, energy drink maker Monster Beverage Corp. benefited from a massive distribution and asset swap deal with Coca-Cola. While representing a relatively small portion of the portfolio, the Monster announcement helped make consumer staples one of the Fund’s best-performing sectors over the period.

Top Detractors

Chief detractors during the period were concentrated in the energy sector. By the beginning of the fourth quarter of 2014, we had become cautious on energy, but our overweight position made the collapse in the price of oil and weakness in the natural gas market particularly difficult on a relative basis. Gulfport Energy Corp. and Antero Natural Resources Corp., for example, both

22	SCOUT FUNDS ANNUAL REPORT

Scout Mid Cap Fund

UMBMX

succumbed to oil’s fall and were further affected by a warmer-than-expected weather outlook that hurt demand for natural gas. U.S. Silica Holdings, Inc. and FMSA Holdings, Inc. were also significant detractors from Fund performance. These companies, which provide sand used in the energy and industrial markets, fell as lower energy prices led to concerns over decreased demand for fracking sand. In reality, the demand for their sand was still strong, but the companies’ growth rates will likely slow in the quarters ahead as energy producers scale back development in response to lower energy prices.

OUTLOOK AND STRATEGY

Fed activity will continue to play an important role in the upcoming months, with investors focused on the timing of the rate increases that the Fed has been signaling since 2014. So far, the Fed has been patient. Rapid rate increases would be cause for concern, but we feel that is unlikely and remain bullish on equities. Problems in Greece and China actually increase our confidence in an extended bull market, as they decrease the likelihood of additional rate increases in the U.S. and increase the likelihood of continued, or even expanded, QE in Europe.

Based on this view, we remain focused on picking stocks that will benefit from a bull market and steering clear of sectors where we perceive problems. Most notably, we are capitalizing on long-term demographic trends in health care and continue to search for stocks with sound fundamentals that stand to profit from an aging population. We also remain positive on the U.S. consumer. While the U.S. economy has struggled to come out of a soft patch, we believe it is moving in the right direction. The U.S. Dollar has become more stable over the recent months, while U.S. leading indicators continue to move higher, indicating that a recession is not likely in the near term.

In contrast, we have become more bearish on energy, materials, industrials and technology companies without pricing power. In energy, we moved to an underweight position after the sector’s recent rally. We continue to be concerned with higher OPEC (Organization of Petroleum Exporting Countries) production as well as eagerness by the industry to expand U.S. production too soon. There are some notable exceptions to our bearish view on energy, however, and we have been adding gasoline refining companies to the Fund. Gasoline demand is strong domestically, and exports of refined products are increasing, making profit margins strong. Our cautious view on basic materials, industrials and semiconductors stems from recent problems in China and the energy markets. We are underweight these segments of the market, except for semiconductors, and are attempting to avoid problems through a cautious approach to stock selection.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

JUNE 30, 2015	23

Scout Mid Cap Fund

UMBMX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of mid cap companies.

PORTFOLIO MANAGEMENT TEAM

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

as of June 30, 2015

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index. The Lipper Mid-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in mid-cap core companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

24	SCOUT FUNDS ANNUAL REPORT

Scout Mid Cap Fund

UMBMX

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2015

				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Mid Cap Fund	2.42%	16.11%	17.16%	11.12%
Russell Midcap® Index*	6.63%	19.26%	18.23%	8.55%
Lipper Mid-Cap Core Funds Index*	5.21%	18.23%	16.46%	8.00%

‡	Inception – October 31, 2006.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2014, the gross/net expense ratio for the Fund was 1.02% (as disclosed in the most recent Prospectus) compared to the June 30, 2015 gross/net expense ratio of 1.04%.

The “Since Inception” performance return for the Fund reflects a fee waiver that was in effect. In absence of such waiver, the return would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Mid Cap	Midcap®*
Number of Holdings	121	829
Weighted Average Market Cap	$11.34B	$12.29B
Weighted Median Market Cap	$9.24B	$11.08B
Price to Earnings Ratio (Trailing 1 Year)	19.74	20.79
Price/Book Ratio	2.56	2.56
EPS Growth (Hist. 5 Yr.)	17.78%	12.15%
Return on Equity	16.91%	15.47%
Standard Deviation†	10.68%	9.35%
Sharpe Ratio	1.50	2.05
Beta†	1.08	1.00
Alpha†	-4.10%	—
R-squared†	0.90	1.00
Upside Capture†	93%	100%
Downside Capture†	115%	100%
Turnover Ratio (Trailing 1 Year)	158%	—
Total Net Assets (in Millions)	$1,584.52	—
Inception Date	10/31/2006	—

†	Measured against the Russell Midcap® Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
KeyCorp.	3.03%
Hartford Financial Services Group, Inc.	2.91%
Computer Sciences Corp.	2.40%
Atmos Energy Corp.	2.15%
Tyson Foods, Inc.	2.09%
Skyworks Solutions, Inc.	1.88%
Omega Healthcare Investors, Inc. REIT	1.70%
Lincoln National Corp.	1.69%
Senior Housing Properties Trust REIT	1.67%
Arch Capital Group Ltd.	1.57%
Top 10 Holdings Total	21.09%

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/10	$13.36	$0.10	$0.54	$14.95
12/31/11	12.72	0.50	0.16	14.97
12/31/12	13.67	0.24	0.06	16.22
12/31/13	17.81	0.44	0.55	21.35
12/31/14	15.44	0.61	2.48	22.07
6/30/15(a)	16.02	0.01	—	22.66

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2015	25

SCHEDULE OF INVESTMENTS

June 30, 2015

MID CAP FUND

	Shares	Value

COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 18.4%
American Eagle Outfitters, Inc.	1,128,175	$19,427,173
Big Lots, Inc.	356,865	16,055,356
Cabela’s, Inc.*	74,475	3,722,261
Chipotle Mexican Grill, Inc.*	17,698	10,707,113
Cracker Barrel Old Country Store, Inc.	53,250	7,942,770
Dollar Tree, Inc.*	147,925	11,684,596
DR Horton, Inc.	261,502	7,154,695
DSW, Inc. — Class A	194,150	6,478,786
Expedia, Inc.	90,275	9,871,571
Hanesbrands, Inc.	288,525	9,613,653
Harman International Industries, Inc.	70,175	8,346,615
Lear Corp.	118,550	13,308,423
Lululemon Athletica, Inc.*	68,800	4,492,640
NVR, Inc.*	4,977	6,669,180
O’Reilly Automotive, Inc.*	51,750	11,694,465
Panera Bread Co. — Class A*	45,091	7,880,554
Priceline Group, Inc.*	6,574	7,569,106
PulteGroup, Inc.	599,550	12,080,932
PVH Corp.	106,500	12,268,800
Ross Stores, Inc.	251,700	12,235,137
Royal Caribbean Cruises Ltd.(a)	245,625	19,328,231
Sally Beauty Holdings, Inc.*	230,886	7,291,380
Tenneco, Inc.*	224,655	12,904,183
Texas Roadhouse, Inc.	322,825	12,083,340
Thor Industries, Inc.	221,724	12,478,627
Tractor Supply Co.	83,100	7,474,014
Ulta Salon, Cosmetics & Fragrance, Inc.*	138,000	21,314,100
		292,077,701
CONSUMER STAPLES — 6.1%
Casey’s General Stores, Inc.	28,815	2,758,748
Hain Celestial Group, Inc.*	250,900	16,524,274
Hormel Foods Corp.	144,775	8,160,967
JM Smucker Co.	78,550	8,515,606
Kroger Co.	189,150	13,715,266
Monster Beverage Corp.*	102,238	13,701,937
Tyson Foods, Inc. — Class A	776,650	33,108,589
		96,485,387
ENERGY — 4.0%
Cameron International Corp.*	246,300	12,898,731
Diamondback Energy, Inc.*	56,275	4,242,010
Energen Corp.	155,825	10,642,847
Gulfport Energy Corp.*	183,950	7,403,988
Marathon Petroleum Corp.	194,900	10,195,219
Patterson-UTI Energy, Inc.	214,225	4,030,643
Range Resources Corp.	82,225	4,060,271
Western Refining, Inc.	228,825	9,981,346
		63,455,055

FINANCIALS — 24.1%
Affiliated Managers Group, Inc.*	84,789	18,534,875
Arch Capital Group Ltd.*(a)	372,750	24,959,340
CBOE Holdings, Inc.	210,871	12,066,039
Comerica, Inc.	278,550	14,295,186
Hartford Financial Services Group, Inc.	1,109,400	46,117,758
Host Hotels & Resorts, Inc. REIT	965,475	19,145,369
KeyCorp	3,203,829	48,121,512
Lazard Ltd. — Class A(a)	190,163	10,694,767
Lincoln National Corp.	453,025	26,828,140
National Retail Properties, Inc. REIT	344,700	12,067,947
Omega Healthcare Investors, Inc. REIT	786,175	26,989,388
Outfront Media, Inc. REIT	733,539	18,514,524
Public Storage REIT	68,400	12,610,908
Senior Housing Properties Trust REIT	1,512,300	26,540,865
Signature Bank*	103,251	15,114,914
SunTrust Banks, Inc.	497,300	21,393,846
SVB Financial Group*	98,000	14,110,040
T. Rowe Price Group, Inc.	174,350	13,552,226
		381,657,644
HEALTH CARE — 14.1%
Akorn, Inc.*	170,049	7,424,339
AmerisourceBergen Corp.	75,100	7,986,134
Amsurg Corp.*	189,975	13,288,751
BioMarin Pharmaceutical, Inc.*	75,775	10,364,505
Centene Corp.*	89,275	7,177,710
Cigna Corp.	69,050	11,186,100
Cooper Cos., Inc.	65,650	11,683,731
DaVita HealthCare Partners, Inc.*	145,925	11,596,660
Edwards Lifesciences Corp.*	96,400	13,730,252
Health Net, Inc.*	120,125	7,702,415
HealthSouth Corp.	154,553	7,118,711
Humana, Inc.	60,358	11,545,278
Incyte Corp.*	46,975	4,895,265
Isis Pharmaceuticals, Inc.*	131,075	7,543,366
Medivation, Inc.*	38,300	4,373,860
Molina Healthcare, Inc.*	117,747	8,277,614
PAREXEL International Corp.*	352,611	22,676,413
PerkinElmer, Inc.	313,700	16,513,168
Perrigo Co. PLC(a)	64,628	11,945,193
St. Jude Medical, Inc.	164,250	12,001,747
Universal Health Services, Inc. — Class B	75,525	10,732,103
Vertex Pharmaceuticals, Inc.*	26,975	3,330,873
		223,094,188

26	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

MID CAP FUND (Continued)

	Shares	Value

INDUSTRIALS — 10.0%
Acuity Brands, Inc.	103,250	$18,582,935
AECOM*	325,050	10,752,654
Babcock & Wilcox Co.	240,325	7,882,660
Con-way, Inc.	360,080	13,816,270
Hexcel Corp.	171,225	8,516,732
Huntington Ingalls Industries, Inc.	118,250	13,313,767
Kirby Corp.*	140,835	10,796,411
ManpowerGroup, Inc.	126,800	11,333,384
Textron, Inc.	275,084	12,276,999
Timken Co.	391,600	14,320,812
Trinity Industries, Inc.	305,300	8,069,079
United Rentals, Inc.*	106,475	9,329,339
Verisk Analytics, Inc. — Class A*	276,975	20,152,701
		159,143,743
INFORMATION TECHNOLOGY — 14.7%
Avago Technologies Ltd.(a)	111,575	14,831,665
Avnet, Inc.	247,466	10,173,327
Computer Sciences Corp.	578,525	37,974,381
DST Systems, Inc.	178,212	22,451,148
Fidelity National Information Services, Inc.	170,800	10,555,440
Harris Corp.	156,125	12,007,574
HomeAway, Inc.*	85,250	2,652,980
IAC/InterActiveCorp.	150,325	11,974,889
Lam Research Corp.	60,375	4,911,506
Linear Technology Corp.	270,150	11,948,734
NVIDIA Corp.	276,050	5,551,366
NXP Semiconductor N.V.*(a)	49,050	4,816,710
Palo Alto Networks, Inc.*	102,950	17,985,365
Science Applications International Corp.	308,458	16,302,005
Skyworks Solutions, Inc.	286,071	29,779,991
Take-Two Interactive Software, Inc.*	252,425	6,959,357
Twitter, Inc.*	224,850	8,144,067
Western Digital Corp.	50,525	3,962,171
		232,982,676

MATERIALS — 2.7%
Agnico Eagle Mines Ltd.(a)	186,500	5,291,005
Allegheny Technologies, Inc.	245,550	7,415,610
CF Industries Holdings, Inc.	181,870	11,690,604
KapStone Paper and Packaging Corp.	192,514	4,450,924
Louisiana-Pacific Corp.*	329,625	5,613,514
Westlake Chemical Corp.	112,550	7,719,804
		42,181,461
UTILITIES — 3.2%
Atmos Energy Corp.	666,257	34,165,659
DTE Energy Co.	227,300	16,965,672
		51,131,331
TOTAL COMMON STOCKS
(Cost $1,437,670,561) — 97.3%		1,542,209,186

SHORT-TERM INVESTMENTS — 1.3%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.010%	20,000,000	20,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $20,000,000) — 1.3%		20,000,000

TOTAL INVESTMENTS
(Cost $1,457,670,561) — 98.6%		1,562,209,186

Other assets less liabilities — 1.4%		22,312,714

TOTAL NET ASSETS — 100.0%
(equivalent to $16.02 per share;
unlimited shares of $1.00 par value
capital shares authorized;
98,929,704 shares outstanding)		$1,584,521,900

PLC — Public Limited Company

REIT — Real Estate Investment Trust

* Non-income producing security.

(a)Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	27

Scout Small Cap Fund

UMBHX

MARKET REVIEW (Unaudited)

After stumbling in the fall of 2014, U.S. small-capitalization growth stocks came back strong, becoming one of the best-performing asset classes over the 12-month period ending June 30, 2015. The category advanced 12.34% as measured by the Russell 2000 Growth® Index, well above the 7.42% return of the S&P 500® Index, a common measure of the broad U.S. stock market.

Small cap leadership was accompanied by continued strength in the U.S. Dollar (USD) stemming from the juxtaposition of slow European and Japanese economic growth with a U.S. exit from quantitative easing (QE). The widely expected currency gains that began in the third quarter of 2014 continued into the first quarter of 2015, as regions abroad intimated that further easy monetary policies were on the horizon in the form of their own QE programs and lower interest rates. At the same time, the U.S. Federal Reserve (the Fed) left open the possibility that domestic rates could rise more slowly than markets anticipated.

Indeed, the Fed chose not to raise the Federal Funds Rate during the trailing 12 months, as softer than expected manufacturing and retail sales, mixed jobs reports and declining corporate earnings raised new doubts about the trajectory of the economy. Continued low interest rates sparked rallies in the riskiest assets, with the market rewarding companies with high valuations and little, if any, earnings. In our view, many investors have been treating risky investments as safe havens, because they have grown accustomed to expecting further stimulus through continued low interest rates whenever negative news appears.

Low interest rates and credit availability also led to increased merger and acquisition (M&A) activity during the period. This was particularly pronounced in the health care sector, which has been consolidating at a steady pace. While we do not make investment decisions based on take-out potential, several stocks in the Fund benefited from M&A activity during the last 12 months.

PORTFOLIO REVIEW

Summary

The Scout Small Cap Fund (UMBHX) returned 9.44% during the 12-month period ending June 30, 2015, lagging the benchmark Russell 2000 Growth® Index. The largest contributor to Fund performance came from investments in the health care sector, where strong stock selection coupled with an overweight position led to excess return over health care stocks within the benchmark. We had been overweight health care for several quarters, as many stocks in this sector presented excellent opportunities to capitalize on promising long-term trends, such as an aging America and the changing demand preferences that accompany an aging population. Health care gains helped to offset challenging investments in industrials and financials, among other sectors, during the period.

Top Contributors

At the individual stock level, many of the Fund’s top contributors were also health care stocks, including Salix Pharmaceuticals Ltd., Akorn, Inc. and Centene Corp. Salix, one of the largest independent gastrointestinal specialty pharmaceutical companies, was purchased by Valeant Pharmaceuticals International, Inc. after a brief bidding war with Endo International plc. Akorn, a company that develops, produces and markets ophthalmic and injectable pharmaceutical products, benefited from strong earnings results and improved guidance. As of this writing, the company had nearly 90 Abbreviated New Drug Application (ANDA) filings with the Federal Drug Administration, setting the stage for positive future results. Centene, one of the largest pure-play managed care companies focused on the Medicaid market, also beat earnings expectations and continued to expand into additional markets. We believe this progress can persist, as states have appeared to recognize the benefit of outsourcing fee-for-service programs to third party outsourcers.

Several information technology stocks also contributed positively to Fund returns over the period. Internet services software provider j2 Global, Inc., for example, advanced on the back of ongoing organic and acquisitive growth. Ambarella, Inc., which sells cameras for use in products such as wearable sport devices, security cameras and unmanned aerial vehicles, was the Fund’s best stock on a total contribution basis, posting triple-digit returns over the period. Ambarella enjoyed very strong revenue and earnings growth stemming from increasing worldwide demand for high definition video. The company got an additional boost from a customer’s successful initial public offering, which drew attention to Ambarella’s strong results. Information technology companies continued to figure prominently in the Fund’s long-term investment strategy, and we maintained our overweight in the sector to attempt to profit from the increased prevalence of technology in general and the substitution of capital for labor in particular — a trend that we believe will play out over the next five years.

28	SCOUT FUNDS ANNUAL REPORT

Scout Small Cap Fund

UMBHX

Top Detractors

While there were many winners, not all of the Fund’s technology holdings were positive contributors over the 12-month period ending June 30, 2015. The Fund’s largest detractor on a total contribution basis was Stratasys, Ltd. Stratasys, a dominant player in the 3D printing market, declined on weak earnings guidance, primarily due to higher operating expenses and slowing of what had been fervid growth.

Other significant detractors to Fund performance were dispersed across several sectors, including consumer discretionary, energy and industrials. Consumer discretionary holding Weight Watchers International, Inc., for example, struggled with the competitive threat of activity monitors that some view as a substitute for Weight Watcher’s traditional face-to-face business model. Energy and commodity-sensitive industrial stocks, including U.S. Silica Holdings, Inc., Gulfport Energy Corp. and Chart Industries, Inc., suffered from the precipitous drop in the price of oil late last year. U.S. Silica, a major supplier of sand used in the energy and industrial markets, fell as lower energy prices led to concerns over decreased demand for fracking sand. Gulfport Energy declined as significantly weaker oil and gas prices overshadowed the company’s improved operating performance. Finally, while several varying factors affected Chart Industries’ performance over the period, falling global energy prices were expected to create a headwind in demand for the company’s LNG (liquefied natural gas) products, further weakening the stock.

OUTLOOK AND STRATEGY

The market widely expects a “lift off” in the Federal Funds Rate later this year. U.S. interest rates have already risen slightly during 2015, following a strong rally during the second quarter, but we believe this was the result of the sudden rise in rates in Europe, especially in Germany. In making its own decision with respect to rates, the Fed may well focus on the weak first-quarter economic data at home — negative 0.2% GDP growth, negative 1.6% year-over-year corporate earnings growth, and weak trade — and choose not to raise rates at all. This would be a major development. If the Fed delays, then we believe the probability of entering the next recession at the zero interest rate bound will rise significantly. With decidedly slower economic growth, the market would have to absorb the additional risk due to the Fed’s limited ability to combat the next recession.

A continuation of the ultra-low interest rate environment might continue to favor growth over value stocks in the near future. Since the Fed has lowered short-term interest rates effectively to zero and further QE seems unlikely, we believe we are in the later innings of the growth over value game. If so, the remainder of 2015 could end up looking very much like 2014, which was a very good environment for our investment strategy.

Thomas W. Laming

Lead Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

JUNE 30, 2015	29

Scout Small Cap Fund

UMBHX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small cap companies located anywhere in the United States.

PORTFOLIO MANAGEMENT TEAM

Thomas W. Laming

Lead Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

as of June 30, 2015

Performance returns for the Scout Small Cap Fund, Russell 2000® Growth Index, and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in small-cap growth companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to the limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

30	SCOUT FUNDS ANNUAL REPORT

Scout Small Cap Fund

UMBHX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2015

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	9.44%	19.36%	17.41%	7.44%
Russell 2000® Growth Index*	12.34%	20.11%	19.33%	9.86%
Lipper Small-Cap Growth Funds Index*	9.63%	17.72%	17.44%	8.30%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. For the fiscal year ended June 30, 2014, the gross/net expense ratio for the Fund was 1.27%** (as disclosed in the most recent Prospectus) compared to the June 30, 2015 gross/net expense ratio of 1.12%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell 2000®
	Small Cap	Growth*
Number of Holdings	67	1,163
Weighted Average Market Cap	$2.71B	$2.11B
Weighted Median Market Cap	$1.97B	$2.00B
Price to Earnings Ratio (Trailing 1 Year)	25.61	26.69
Price/Book Ratio	3.08	4.49
EPS Growth (Hist. 5 Yr.)	16.34%	13.20%
Return on Equity	11.68%	8.09%
Standard Deviation†	11.73%	13.19%
Sharpe Ratio	1.64	1.52
Beta†	0.84	1.00
Alpha†	2.33%	—
R-squared†	0.89	1.00
Upside Capture†	90%	100%
Downside Capture†	80%	100%
Turnover Ratio (Trailing 1 Year)	22%	—
Total Net Assets (in Millions)	$248.81	—
Inception Date	12/18/1986	—

†	Measured against the Russell 2000® Growth Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Centene Corp.	3.81%
Jack Henry & Associates, Inc.	3.30%
j2 Global, Inc.	3.23%
Ambarella, Inc.	3.20%
Cracker Barrel Old Country Store, Inc.	3.11%
Team Health Holdings, Inc.	2.98%
BroadSoft, Inc.	2.91%
Cynosure, Inc.	2.70%
Alaska Air Group, Inc.	2.68%
Akorn, Inc.	2.65%
Top 10 Holdings Total	30.57%

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/10	$15.42	$—	$—	$29.52
12/31/11	14.80	—	—	28.90
12/31/12	17.45	0.06	—	31.61
12/31/13	23.91	—	—	38.07
12/31/14	25.03	—	0.18	39.37
6/30/15(a)	26.61	—	—	40.95

(a)	Six months only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	The gross/net expense ratio of the Fund for the fiscal year ended June 30, 2014 (as disclosed in the most recent Prospectus) includes the acquired fund fees and expenses as required by the SEC. The acquired fund fees and expenses are not direct costs paid by Fund shareholders and have no impact on the costs associated with the Fund’s operations. The acquired fund fees and expenses are not included in the Fund’s financial statements found in the annual report. The gross/net expense ratio disclosed in the June 30, 2014 annual report was 1.12%.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2015	31

SCHEDULE OF INVESTMENTS

June 30, 2015

SMALL CAP FUND

	Shares	Value

COMMON STOCKS — 99.1%
CONSUMER DISCRETIONARY — 15.4%
Buckle, Inc.	131,825	$6,033,630
Cracker Barrel Old Country Store, Inc.	51,900	7,741,404
iRobot Corp.*	122,600	3,908,488
Monro Muffler Brake, Inc.	104,500	6,495,720
Sotheby’s	107,500	4,863,300
Steiner Leisure Ltd.*(a)	100,857	5,424,089
Thor Industries, Inc.	55,931	3,147,797
Weight Watchers International, Inc.*	155,814	755,698
		38,370,126
ENERGY — 1.4%
Geospace Technologies Corp.*	60,860	1,402,823
Gulfport Energy Corp.*	47,600	1,915,900
		3,318,723
FINANCIALS — 9.6%
CNO Financial Group, Inc.	212,600	3,901,210
Cohen & Steers, Inc.	107,726	3,671,302
EverBank Financial Corp.	140,500	2,760,825
Hilltop Holdings, Inc.*	54,000	1,300,860
LendingTree, Inc.*	56,900	4,472,909
Mid-America Apartment Communities, Inc. REIT	41,400	3,014,334
PRA Group, Inc.*	77,710	4,842,110
		23,963,550
HEALTH CARE — 33.2%
Acorda Therapeutics, Inc.*	75,000	2,499,750
Adeptus Health, Inc. — Class A*	35,100	3,334,149
Air Methods Corp.*	98,500	4,071,990
Akorn, Inc.*	151,400	6,610,124
Bruker Corp.*	265,400	5,416,814
Centene Corp.*	118,000	9,487,200
Cynosure, Inc. — Class A*	174,000	6,712,920
Genomic Health, Inc.*	70,600	1,961,974
Hanger, Inc.*	35,000	820,400
HealthEquity, Inc.*	33,700	1,080,085
HMS Holdings Corp.*	105,000	1,802,850
ICU Medical, Inc.*	60,145	5,753,471
Impax Laboratories, Inc.*	94,000	4,316,480
Omnicell, Inc.*	143,000	5,392,530
PRA Health Sciences, Inc.*	136,000	4,940,880
Sirona Dental Systems, Inc.*	42,800	4,297,976
Team Health Holdings, Inc.*	113,600	7,421,488
Teladoc, Inc.*	9,500	180,500
U.S. Physical Therapy, Inc.	90,050	4,931,138
Vascular Solutions, Inc.*	45,900	1,593,648
		82,626,367
INDUSTRIALS — 11.8%
Aegion Corp.*	139,800	2,647,812
Alaska Air Group, Inc.	103,700	6,681,391
Celadon Group, Inc.	141,600	2,928,288
Chart Industries, Inc.*	45,500	1,626,625
Power Solutions International, Inc.*	37,908	2,047,790
PowerSecure International, Inc.*	217,600	3,211,776
Proto Labs, Inc.*	38,100	2,570,988
Teledyne Technologies, Inc.*	37,900	3,998,829
Triumph Group, Inc.	31,100	2,052,289
WageWorks, Inc.*	38,700	1,565,415
		29,331,203
INFORMATION TECHNOLOGY — 25.8%
ADTRAN, Inc.	83,900	1,363,375
Ambarella, Inc.*(a)	77,600	7,968,744
Amber Road, Inc.*	59,700	419,094
BroadSoft, Inc.*	209,900	7,256,243
Covisint Corp.*	118,945	388,950
Daktronics, Inc.	228,800	2,713,568
Descartes Systems Group, Inc.*(a)	105,800	1,698,090
Electronics for Imaging, Inc.*	67,500	2,936,925
ePlus, Inc.*	47,800	3,663,870
II-VI, Inc.*	214,500	4,071,210
InvenSense, Inc.*	190,200	2,872,020
j2 Global, Inc.	118,600	8,057,684
Jack Henry & Associates, Inc.	126,900	8,210,430
Liquidity Services, Inc.*	118,400	1,140,192
Monotype Imaging Holdings, Inc.	138,400	3,336,824
Semtech Corp.*	139,200	2,763,120
Stratasys Ltd.*(a)	51,145	1,786,495
Veeco Instruments, Inc.*	125,800	3,615,492
		64,262,326
MATERIALS — 1.9%
Balchem Corp.	63,500	3,538,220
Carpenter Technology Corp.	32,500	1,257,100
		4,795,320
TOTAL COMMON STOCKS
(Cost $174,204,119) — 99.1%		246,667,615

TOTAL INVESTMENTS
(Cost $174,204,119) — 99.1%		246,667,615

Other assets less liabilities — 0.9%		2,140,538

TOTAL NET ASSETS — 100.0%
(equivalent to $26.61 per share;
unlimited shares of $1.00 par value
capital shares authorized;
9,348,632 shares outstanding)		$248,808,153

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

32	SCOUT FUNDS ANNUAL REPORT

Scout Low Duration Bond Fund

SCLDX

MARKET REVIEW (Unaudited)

The U.S. fixed income market posted positive returns for the 12-month period ending June 30, 2015, gaining 1.86% as measured by the Barclays U.S. Aggregate Bond® Index. While some pundits speculated that the bull market in bonds would be coming to an end, the yield on the bellwether U.S. 10-Year Treasury fell from 2.58% on July 1, 2014 to 2.35% on June 30, 2015.1 This decline reflected persistent investor unease in the face of ongoing concerns over global economic growth, geopolitical tensions and plunging oil prices.

The year, in fact, was marked by a number of significant macroeconomic events that influenced investor sentiment. These included concern over ISIS-driven (Islamic State of Iraq and Syria) conflict in the Middle East, Russian clashes in Ukraine and a precipitous decline in the price of oil in the latter half of 2014, as well as global currency fluctuations and a rapidly strengthening U.S. Dollar (USD). Central Bank activity provoked markets throughout the entire period, with the ramifications of quantitative easing (QE) — just beginning in Europe and Japan and finally ending in the U.S. — swinging from negative to positive over the course of the year. While global economic growth remained fragile during the last twelve months, the U.S. economy proved to be resilient during these upheavals.

The economy was not quite robust enough for the U.S. Federal Reserve (the Fed) to raise the Federal Funds Rate, however. Defying earlier market expectations, the Fed chose to leave the key interest rate unchanged in the second quarter of 2015, as softer than expected manufacturing and retail sales, mixed jobs reports and declining corporate earnings raised new doubts about the trajectory of the economy. Headwinds from the strong USD and potential job losses from the domestic oil patch further contributed to the downbeat sentiment and somewhat attenuated the growth expected after years of unprecedented monetary policy stimulus. Nevertheless, we believe that these are short-term headwinds that are unlikely to hamper growth over the long term. Better than expected job growth late in the performance period may portend positive economic momentum, and communications indicating that the Fed would begin raising rates no earlier than September soothed investor concerns.

PORTFOLIO REVIEW

Summary

The Scout Low Duration Bond Fund (SCLDX) returned 1.01% during the 12-month period ending June 30, 2015, outperforming its benchmark Barclays 1-3 Year U.S. Government/Credit® Index, which returned 0.93%. Macro factors were somewhat negative over the period. Duration had a minimal impact, and yield curve subtracted from performance due to our overweight in the underperforming short end of the curve. This shortfall was more than offset by security-specific gains.

At the sector level, the Fund added value across a range of sectors. Commercial mortgage-backed securities (CMBS) added to performance due to superior security selection, while high yield credit added value due to well-timed trading in this sector. Asset-backed securities (ABS) and mortgage-backed securities (MBS) contributed positively due to outperformance in home equity and multi-family agency positions, respectively.

In contrast, investment grade credit subtracted from performance due to underperformance in our energy and insurance holdings. Government related had minimal impact on performance.

OUTLOOK AND STRATEGY

Domestically, the market remains focused on the timing and extent of the Fed’s interest rate actions, but the dual mandates that underlie the Fed’s charter remain balanced and somewhat opaque. Strong and improving employment, hints of long-awaited wage growth and less expensive raw materials, such as crude oil and other commodities, all argue for Fed tightening. Raising rates would also give the Fed some breathing room to act in the event the economy stumbles. Yet the decision is not an obvious one. The potential for deflation in Europe, weak global demand, a slowdown in China and the debt crises in Greece and Puerto Rico all call for further monetary stimulus. Lackluster industrial production, particularly when combined with stronger labor markets, results in poor productivity measures in the U.S. Monetary policy needs are balanced, and therefore there is a lack of consensus on when the Fed will exit its zero interest rate policy.

(Continued on next page)
JUNE 30, 2015	33

Scout Low Duration Bond Fund

SCLDX

We believe spread sectors remain overvalued in the longer durations, but provide attractive risk/reward opportunities in low duration. This is certainly true in credit, in our opinion, where the risk in longer durations is significant, but the more defensive shorter duration still has opportunities. Mortgage pass-throughs, direct targets of the QE purchases, offer paltry spreads and carry significant extension risk if rates rise, but we continue to like multi-family agency securities with more stable cash flows.

After being artificially suppressed by the U.S. program of QE, we believe that a return of a higher level of volatility is likely. For portfolios fully invested to maximize current yield, this return of volatility could be painful. For portfolios positioned defensively, anticipating this volatility, this could present something markedly absent as of late: opportunity. So far this year, we have seen larger swings in interest rates, but only modest increases in spreads. Based on the various and substantial concerns we’ve outlined here, we believe a defensive stance — one prepared to respond nimbly as opportunity arises — is prudent and will ultimately benefit our shareholders.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]Source: U.S. Treasury website.
34	SCOUT FUNDS ANNUAL REPORT

Scout Low Duration Bond Fund

SCLDX

OBJECTIVE & STRATEGY (Unaudited)

The Scout Low Duration Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in fixed income instruments and targeting an estimated average portfolio duration of one to four years.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

as of June 30, 2015

Performance returns for the Scout Low Duration Bond Fund, Barclays 1-3 Year U.S. Government/Credit Index and Lipper Short Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For Illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays 1-3 Year U.S. Government/Credit Index measures the performance of Treasuries, government-related issues and corporate bonds with maturities from one to three years. The Lipper Short Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of less than three years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

JUNE 30, 2015	35

Scout Low Duration Bond Fund

SCLDX

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2015

		Since
	1 Year	Inception†
Scout Low Duration Bond Fund	1.01%	1.76%
Barclays 1-3 Year U.S. Government/Credit Index*	0.93%	0.87%
Lipper Short Investment-Grade Debt Funds Index*	0.62%	1.22%

†	Inception – August 29, 2012.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2014, the gross expense ratio for the Fund was 0.97% (as disclosed in the most recent Prospectus) compared to the June 30, 2015 gross expense ratio of 1.03%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
8/29/12	$10.00	$—	$—	$10.00
12/31/12	10.10	0.07	—	10.17
12/31/13	10.09	0.15	—	10.31
12/31/14	10.04	0.13	0.02	10.41
6/30/15(a)	10.07	0.06	—	10.50

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Barclays 1-3
	Low Duration	U.S. Govt./
	Bond	Credit Index*
Average Maturity	1.8 years	2.0 years
Average Duration	1.6 years	1.9 years
30-Day SEC Yield**
(Unsubsidized/Subsidized)	0.48%/1.03%	—
Number of Holdings	167	1,728
Total Net Assets (in millions)	$47.28	—
Inception Date	8/29/2012	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

36	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

LOW DURATION BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 14.1%
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A3,
0.670%, 6/8/17(a)	$108,672	$108,671
Series 2014-1, Class A2,
0.570%, 7/10/17(a)	125,791	125,752
Series 2013-1, Class A3,
0.610%, 10/10/17(a)	289,700	289,671
Series 2015-1, Class A2A,
0.770%, 4/9/18(a)	200,000	199,909
Series 2015-2, Class A2A,
0.830%, 9/10/18(a)	505,000	504,500
Bank of The West Auto Trust
Series 2015-1, Class A3,
1.310%, 10/15/19(a)(b)	530,000	529,752
Chase Issuance Trust
Series 2012-A5, Class A5,
0.590%, 8/15/17(a)	240,000	240,001
Fifth Third Auto Trust
Series 2014-1, Class A2,
0.460%, 8/15/16(a)	46,648	46,647
Ford Credit Auto Owner Trust
Series 2015-A, Class A3,
1.280%, 9/15/19(a)	170,000	170,007
GMACM Home Equity Loan Trust
Series 2003-HE1, Class A3,
0.467%, 4/25/33(a)(c)	415,882	385,969
GreenPoint Mortgage Funding Trust
Series 2005-HE1, Class M2,
0.862%, 9/25/34(a)(c)	6,618	6,612
GSAA Trust
Series 2006-S1, Class 1A1,
0.507%, 1/25/37(a)(c)	141,933	52,568
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	445,000	445,165
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(c)	653	650
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	89,533	70,741
Honda Auto Receivables Owner Trust
Series 2014-4, Class A3,
0.990%, 9/17/18(a)	545,000	545,767
Huntington Auto Trust
Series 2012-2, Class A3,
0.510%, 4/17/17(a)	107,010	107,004
Series 2015-1, Class A3,
1.240%, 9/16/19(a)	390,000	389,401
Hyundai Auto Receivables Trust
Series 2013-B, Class A3,
0.710%, 9/15/17(a)	268,544	268,772
Series 2015-A, Class A2,
0.680%, 10/16/17(a)	210,000	210,131
IndyMac Home Equity Loan Trust
Series 2004-2, Class A,
0.386%, 9/28/36(a)(c)	119,672	117,938
MSCC Heloc Trust
Series 2007-1, Class A,
0.287%, 12/25/31(a)(c)	297,574	283,987
Nissan Auto Receivables Owner Trust
Series 2013-B, Class A3,
0.840%, 11/15/17(a)	433,436	433,570
Series 2014-A, Class A3,
0.720%, 8/15/18(a)	330,000	329,440
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.807%, 1/25/36(a)(b)(c)	47,192	44,938
SLM Student Loan Trust
Series 2005-10, Class A4,
0.387%, 10/25/19(a)(c)	65,444	65,371
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
0.487%, 12/25/35(a)(b)(c)	65,767	64,242
SunTrust Auto Receivables Trust
Series 2015-1A, Class A2,
0.990%, 6/15/18(a)(b)	470,000	469,953
Toyota Auto Receivables Owner Trust
Series 2015-A, Class A2,
0.710%, 7/17/17(a)	145,000	144,930
TOTAL ASSET-BACKED SECURITIES
(Cost $6,635,238) — 14.1%		6,652,059

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.7%
Banc of America Commercial Mortgage Trust
Series 2006-1, Class A4,
5.372%, 9/10/45(a)(c)	85,505	85,942
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-6, Class A4,
5.328%, 9/10/47(a)(c)	397,791	399,804
Banc of America Re-REMIC Trust
Series 2009-UB1, Class A4A,
5.670%, 6/24/50(a)(b)(c)	288,500	298,655
CD Commercial Mortgage Trust
Series 2005-CD1, Class A4,
5.380%, 7/15/44(a)(c)	230,801	230,983
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A1,
1.199%, 3/10/47(a)	116,925	116,666
COMM Mortgage Trust
Series 2013-LC13, Class A1,
1.309%, 8/10/46(a)	84,395	84,314
Series 2014-CR15, Class A1,
1.218%, 2/10/47(a)	90,329	90,236
Series 2014-CR16, Class A1,
1.445%, 4/10/47(a)	90,584	90,737
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C6, Class A4,
5.230%, 12/15/40(a)(c)	318,554	319,326
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	51,914	51,834
Series 2013-GC10, Class A1,
0.696%, 2/10/46(a)	48,577	48,476

(Continued on next page)

JUNE 30, 2015	37

SCHEDULE OF INVESTMENTS

June 30, 2015

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Trust
Series 2012-GCJ7, Class A1,
1.144%, 5/10/45(a)	$208,476	$208,824
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-CBM, Class A,
1.086%, 10/15/29(b)(c)	400,000	397,478
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	66,801	66,783
Series 2013-C16, Class A1,
1.223%, 12/15/46(a)	110,867	110,885
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A1,
1.085%, 7/15/45(a)	329,186	329,040
Merrill Lynch Mortgage Trust
Series 2005-LC1, Class A4,
5.291%, 1/12/44(a)(c)	361,436	363,233
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	263,067	262,585
Series 2013-C7, Class A1,
0.738%, 2/15/46(a)	47,157	47,094
Series 2013-C9, Class A1,
0.825%, 5/15/46(a)	144,791	144,243
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class A1,
0.673%, 11/15/45(a)	69,112	68,861
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	85,344	85,084
Series 2013-C17, Class A1,
1.154%, 12/15/46(a)	212,778	212,502
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $4,170,528) — 8.7%		4,113,585

CORPORATE BONDS — 40.6%
21st Century Fox America, Inc.
8.000%, 10/17/16	285,000	309,330
Aflac, Inc.
2.650%, 2/15/17	205,000	209,828
Ally Financial, Inc.
5.500%, 2/15/17	370,000	385,725
3.250%, 2/13/18	105,000	104,344
American Express Credit Corp.
1.125%, 6/5/17	360,000	358,645
American Honda Finance Corp.
1.500%, 9/11/17(b)	190,000	190,876
1.500%, 3/13/18	105,000	105,011
American International Group, Inc.
5.850%, 1/16/18	430,000	474,069
Anadarko Petroleum Corp.
6.375%, 9/15/17	415,000	455,423
AT&T, Inc.
2.450%, 6/30/20(a)	310,000	303,883
Bank of America Corp.
3.875%, 3/22/17	150,000	155,952
1.700%, 8/25/17	615,000	615,707
Barclays PLC
2.000%, 3/16/18	240,000	239,474
British Telecommunications PLC
1.250%, 2/14/17	185,000	184,707
Capital One N.A.
1.500%, 9/5/17(a)	250,000	248,940
1.650%, 2/5/18(a)	250,000	248,083
Caterpillar Financial Services Corp.
1.700%, 6/16/18	260,000	260,625
Citigroup, Inc.
4.450%, 1/10/17	460,000	480,590
1.850%, 11/24/17	310,000	310,756
Coca-Cola Enterprises, Inc.
2.000%, 8/19/16	270,000	273,081
ConocoPhillips Co
1.500%, 5/15/18	175,000	174,873
Credit Suisse
1.375%, 5/26/17	360,000	359,733
Daimler Finance North America, LLC
1.375%, 8/1/17(b)	220,000	219,688
Deutsche Bank A.G.
6.000%, 9/1/17	150,000	163,208
1.875%, 2/13/18	180,000	179,449
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(b)	215,000	217,483
Devon Energy Corp.
2.250%, 12/15/18(a)	105,000	105,285
DPL, Inc.
6.500%, 10/15/16(a)	56,000	58,240
Duke Energy Indiana, Inc.
6.050%, 6/15/16	175,000	183,289
ERAC USA Finance, LLC
6.375%, 10/15/17(b)	330,000	362,757
Ford Motor Credit Co., LLC
4.250%, 2/3/17	545,000	566,461
1.724%, 12/6/17	465,000	462,586
General Electric Capital Corp.
2.300%, 4/27/17	240,000	244,686
2.300%, 1/14/19	570,000	577,898
General Mills, Inc.
1.400%, 10/20/17	125,000	124,803
Glencore Funding, LLC
2.125%, 4/16/18(b)	140,000	138,947
Goldman Sachs Group, Inc.
3.625%, 2/7/16	540,000	548,747
2.900%, 7/19/18	105,000	107,470
H.J. Heinz Co.
2.800%, 7/2/20(a)(b)	325,000	325,253
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	197,000	207,189
5.375%, 3/15/17	515,000	547,265
ING Bank N.V.
3.750%, 3/7/17(b)	630,000	654,591
IPALCO Enterprises, Inc.
5.000%, 5/1/18(a)	240,000	253,200
Jersey Central Power & Light Co.
5.650%, 6/1/17	316,000	339,688

38	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
JPMorgan Chase & Co.
2.600%, 1/15/16	$185,000	$186,468
1.350%, 2/15/17	215,000	215,188
1.625%, 5/15/18	50,000	49,611
Liberty Mutual Group, Inc.
6.700%, 8/15/16(b)	285,000	301,852
Liberty Property LP
5.500%, 12/15/16	175,000	184,680
Marathon Oil Corp.
2.700%, 6/1/20(a)	70,000	69,438
MetLife, Inc.
1.756%, 12/15/17	755,000	761,451
Morgan Stanley
2.650%, 1/27/20	115,000	114,795
2.800%, 6/16/20	235,000	235,250
New York Life Global Funding
1.125%, 3/1/17(b)	95,000	94,923
1.450%, 12/15/17(b)	215,000	214,872
1.300%, 4/27/18(b)	180,000	179,229
Noble Holding International Ltd.
2.500%, 3/15/17	105,000	104,869
4.000%, 3/16/18	90,000	92,143
Principal Life Global Funding II
1.500%, 9/11/17(b)	255,000	255,163
Prudential Financial, Inc.
4.750%, 9/17/15	140,000	141,083
3.000%, 5/12/16	270,000	274,559
Prudential Insurance Co. of America
8.100%, 7/15/15(b)	150,000	150,386
PSEG Power, LLC
2.450%, 11/15/18(a)	245,000	245,798
Shell International Finance B.V.
2.125%, 5/11/20	355,000	354,238
Southern Power Co.
1.500%, 6/1/18	190,000	188,895
Transocean, Inc.
5.550%, 12/15/16	430,000	445,037
UBS A.G.
5.875%, 12/20/17	145,000	159,517
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	99,620	108,087
Verizon Communications, Inc.
3.650%, 9/14/18	380,000	399,679
Wells Fargo & Co.
1.400%, 9/8/17	655,000	656,679
TOTAL CORPORATE BONDS
(Cost $19,241,890) — 40.6%		19,221,728

MORTGAGE-BACKED SECURITIES — 23.9%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	40,712	41,189
Fannie Mae Pool
1.730%, 1/1/17	410,000	416,915
Fannie Mae REMICS
Series 2011-6, Class BA,
2.750%, 6/25/20	76,603	78,524
Series 2011-143, Class AC,
1.750%, 4/25/21	405,821	409,809
Series 2011-145, Class A,
1.750%, 6/25/21	416,269	420,592
Series 2011-143, Class M,
1.750%, 1/25/22	187,664	189,407
Series 2008-76, Class GF,
0.837%, 9/25/23(c)	60,516	60,892
Series 2013-136, Class KA,
2.000%, 5/25/25	448,609	456,112
Series 2011-122, Class A,
3.000%, 12/25/25	66,038	68,341
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	19,692	19,696
Series 2014-M2, Class ASQ2,
0.478%, 9/25/15	135,084	135,075
Series 2012-M17, Class ASQ2,
0.953%, 11/25/15	180,118	180,166
Series 2014-M3, Class ASQ2,
0.558%, 3/25/16	271,207	271,321
Series 2013-M1, Class ASQ2,
1.074%, 11/25/16	284,608	285,654
Series 2014-M9, Class ASQ1,
0.678%, 4/25/17	217,539	217,737
Series 2014-M9, Class ASQ2,
1.462%, 4/25/17	1,220,000	1,229,954
Series 2012-M13, Class ASQ2,
1.246%, 8/25/17	767,353	771,207
Series 2014-M13, Class ASQ2,
1.637%, 11/25/17	398,650	402,990
Series 2014-M6, Class FA,
0.486%, 12/25/17(c)	230,227	230,497
Series 2015-M7, Class ASQ1,
0.882%, 4/25/18	265,189	264,834
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18	145,000	146,082
Series 2013-M13, Class A,
1.600%, 5/25/18	289,958	292,154
Series 2012-M8, Class ASQ2,
1.520%, 12/25/19	399,711	402,384
Series 2012-M2, Class A1,
1.824%, 2/25/22	162,942	163,944

(Continued on next page)

JUNE 30, 2015	39

SCHEDULE OF INVESTMENTS

June 30, 2015

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates
Series K501, Class A2,
1.655%, 11/25/16(a)	$775,000	$781,823
Series K502, Class A1,
0.727%, 12/25/16(a)	445,474	446,035
Series K502, Class A2,
1.426%, 8/25/17(a)	160,000	161,235
Freddie Mac Gold Pool
3.000%, 7/1/24	204,806	213,266
Freddie Mac REMICS
Series 4350, Class CA,
2.000%, 10/15/19(a)	260,669	265,514
Series 3836, Class MC,
2.000%, 5/15/20(a)	131,155	132,644
Series 4383, Class JC,
2.000%, 5/15/23(a)	355,986	361,216
Series 3683, Class JH,
2.500%, 12/15/23(a)	141,509	142,721
Series 3939, Class WB,
3.000%, 10/15/25(a)	583,476	601,981
Series 3681, Class AH,
4.000%, 10/15/27(a)	17,662	17,676
Series 3768, Class DE,
2.250%, 11/15/28(a)	82,849	83,703
Series 4302, Class AB,
1.750%, 11/15/29(a)	436,645	439,139
Series 2764, Class UE,
5.000%, 10/15/32(a)	66,455	69,705
Government National Mortgage Association
Series 2014-18, Class HJ,
3.000%, 7/20/36(a)	426,492	434,724
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $11,303,527) — 23.9%		11,306,858

OTHER GOVERNMENTS — 0.8%
Petrobras Global Finance B.V.
1.896%, 5/20/16(c)	285,000	280,779
2.415%, 1/15/19(c)	95,000	87,828
TOTAL OTHER GOVERNMENTS
(Cost $378,218) — 0.8%		368,607

U.S. GOVERNMENT AND AGENCIES — 10.5%
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 2A,
1.840%, 10/7/20(a)	112,288	112,689
Series 2010-C1, Class A1,
1.600%, 10/29/20(a)	57,487	57,505
Series 2010-A1, Class A,
0.524%, 12/7/20(a)(c)	594,068	594,721
United States Treasury Note
0.875%, 12/31/16	2,965,000	2,982,372
1.000%, 5/31/18	1,230,000	1,230,384
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $4,962,950) — 10.5%		4,977,671

SHORT-TERM INVESTMENTS — 1.7%
UMB Money Market Fiduciary, 0.010%	795,864	795,864

TOTAL SHORT-TERM INVESTMENTS
(Cost $795,864) — 1.7%		795,864

TOTAL INVESTMENTS
(Cost $47,488,215) — 100.3%		47,436,372

Liabilities less other assets — (0.3)%		(161,089)

TOTAL NET ASSETS — 100.0%
(equivalent to $10.07 per share;
unlimited shares of $1.00 par value
capital shares authorized;
4,696,121 shares outstanding)		$47,275,283

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)Callable.

(b)144A restricted security.

(c) Variable rate security (presented at the current rate as of period end).

See accompanying Notes to Financial Statements.

40	SCOUT FUNDS ANNUAL REPORT

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

MARKET REVIEW (Unaudited)

The U.S. fixed income market posted positive returns for the 12-month period ending June 30, 2015, gaining 1.86% as measured by the Barclays U.S. Aggregate Bond® Index. While some pundits speculated that the bull market in bonds would be coming to an end, the yield on the bellwether U.S. 10-Year Treasury bond fell from 2.58% on July 1, 2014 to 2.35% on June 30, 2015.1 This decline reflected persistent investor unease in the face of ongoing concerns over global economic growth, geopolitical tensions and plunging oil prices.

The year, in fact, was marked by a number of significant macroeconomic events that influenced investor sentiment. These included concern over ISIS-driven (Islamic State of Iraq and Syria) conflict in the Middle East, Russian clashes in Ukraine and a precipitous decline in the price of oil in the latter half of 2014, as well as global currency fluctuations and a rapidly strengthening U.S. Dollar (USD). Central Bank activity provoked markets throughout the entire period, with the ramifications of quantitative easing (QE) — just beginning in Europe and Japan and finally ending in the U.S. — swinging from negative to positive over the course of the year. While global economic growth remained fragile during the last twelve months, the U.S. economy proved to be resilient during these upheavals.

The economy was not quite robust enough for the U.S. Federal Reserve (the Fed) to raise the Federal Funds Rate, however. Defying earlier market expectations, the Fed chose to leave the key interest rate unchanged in the second quarter of 2015, as softer than expected manufacturing and retail sales, mixed jobs reports and declining corporate earnings raised new doubts about the trajectory of the economy. Headwinds from the strong USD and potential job losses from the domestic oil patch further contributed to the downbeat sentiment and somewhat attenuated the growth expected after years of unprecedented monetary policy stimulus. Nevertheless, we believe that these are short-term headwinds that are unlikely to hamper growth over the long term. Better than expected job growth late in the performance period may portend positive economic momentum, and communications indicating that the Fed would begin raising rates no earlier than September soothed investor concerns.

PORTFOLIO REVIEW

Summary

The Scout Core Bond Fund – Institutional Class returned 0.61% during the 12-month period ending June 30, 2015, underperforming its benchmark Barclays U.S. Aggregate Bond® Index. The shortfall was due largely to macro factors within the Fund. The Fund’s short duration position hurt performance as interest rates declined, and the yield curve position detracted due to the Fund’s underweight in the outperforming long end of the curve.

At the sector level, the Fund added value across a range of sectors. Investment grade credit bolstered performance as our bank holdings outperformed, while government related and mortgage-backed securities (MBS) added value due to an underweight in these challenging sectors. Superior security selection drove performance in the commercial mortgage-backed securities (CMBS) sector. Asset-backed securities (ABS) and Treasury Inflation-Protected Securities (TIPS) both had minimal impact on performance.

OUTLOOK AND STRATEGY

Domestically, the market remains focused on the timing and extent of the Fed’s interest rate actions, but the dual mandates that underlie the Fed’s charter remain balanced and somewhat opaque. Strong and improving employment, hints of long-awaited wage growth and less expensive raw materials, such as crude oil and other commodities, all argue for Fed tightening. Raising rates would also give the Fed some breathing room to act in the event the economy stumbles. Yet the decision is not an obvious one. The potential for deflation in Europe,

JUNE 30, 2015	41

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

weak global demand, a slowdown in China and the debt crises in Greece and Puerto Rico all call for further monetary stimulus. Lackluster industrial production, particularly when combined with stronger labor markets, results in poor productivity measures in the U.S. Monetary policy needs are balanced, and therefore there is a lack of consensus on when the Fed will exit its zero interest rate policy.

Spread sectors remain overvalued, in our opinion, primarily as a result of the QE-driven “hunt for yield” in recent years. Mortgage pass-throughs, direct targets of the QE purchases, offer paltry spreads and carry significant extension risk if rates rise. Credit is not an attractive alternative, as increasing anecdotal evidence indicates that we are entering the late stages of the credit cycle.

After being artificially suppressed by the U.S. program of QE, we believe that a return of a higher level of volatility is likely. For portfolios fully invested to maximize current yield, this return of volatility could be painful. For portfolios positioned defensively, anticipating this volatility, this could present something markedly absent as of late: opportunity. So far this year, we have seen larger swings in interest rates, but only modest increases in spreads. Based on the various and substantial concerns we’ve outlined here, we believe a defensive stance — one prepared to respond nimbly as opportunity arises — is prudent and will ultimately benefit our shareholders.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

1Source: U.S. Treasury website.

42	SCOUT FUNDS ANNUAL REPORT

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2015

Class Y

as of June 30, 2015

Performance returns for the Scout Core Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Core Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 85% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Credit Default Swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the referenced obligation directly. Credit Default Swaps are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

JUNE 30, 2015	43

Scout Core Bond Fund
SCCIX — Institutional Class, SCCYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2015

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	0.61%	1.48%	3.41%	5.46%
Barclays U.S. Aggregate Bond Index*	1.86%	1.83%	3.35%	4.44%
Lipper Core Bond Funds Index*	1.62%	2.39%	3.96%	4.38%

			Since
	1 Year	3 Years	Inception†
Scout Core Bond Fund – Class Y	0.24%	1.13%	3.02%
Barclays U.S. Aggregate Bond Index*	1.86%	1.83%	3.46%
Lipper Core Bond Funds Index*	1.62%	2.39%	3.78%

†	Inception – April 21, 2011.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. For the fiscal year ended June 30, 2014, the gross expense ratios for the Institutional Class and Class Y were 0.62% and 1.01%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2015 gross expense ratios of 0.61% and 0.97%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/10	$11.62	$0.34	$—	$16.48
12/31/11	11.33	0.62	0.02	16.83
12/31/12	11.66	0.38	0.01	17.55
12/31/13	11.36	0.16	0.04	17.45
12/31/14	11.48	0.14	—	17.71
6/30/15(a)	11.42	0.09	—	17.74

Class Y

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
4/21/11	$11.19	$—	$—	$11.19
12/31/11	11.33	0.50	0.02	11.85
12/31/12	11.66	0.36	0.01	12.55
12/31/13	11.36	0.12	0.04	12.41
12/31/14	11.48	0.09	—	12.62
6/30/15(a)	11.42	0.07	—	12.63

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Barclays U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	5.7 years	7.9 years
Average Duration	4.5 years	5.6 years
30-Day SEC Yield — Institutional Class** (Unsubsidized/Subsidized)	1.41%/1.64%	—
30-Day SEC Yield — Class Y** (Unsubsidized/Subsidized)	1.09%/1.33%	—
Number of Holdings	117	9,496
Total Net Assets (in millions, all share classes)	$214.14	—
Institutional Class Inception Date	2/23/2001	—
Class Y Inception Date	4/21/2011	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

44	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

CORE BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 1.0%
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	$1,925,000	$1,925,714
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	323,461	342,736
TOTAL ASSET-BACKED SECURITIES
(Cost $2,249,847) — 1.0%		2,268,450

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.0%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(c)	1,437,745	1,480,846
CD Commercial Mortgage Trust
Series 2005-CD1, Class A4,
5.380%, 7/15/44(a)(c)	308,520	308,763
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	527,544	527,129
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	359,917	358,963
Commercial Mortgage Trust
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	285,560	300,220
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	604,094	603,162
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.989%, 8/10/45(a)(c)	2,460,129	2,625,339
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	327,458	327,369
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	1,039,294	1,040,869
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	389,818	389,104
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.989%, 8/15/45(b)(c)	2,013,951	2,132,530
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	892,713	888,882
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	1,180,146	1,178,219
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	672,713	670,659
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $13,157,623) — 6.0%		12,832,054

CORPORATE BONDS — 37.0%
AIG Global Funding
1.650%, 12/15/17(b)	515,000	515,740
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	726,403	784,515
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 1/15/27	863,717	874,514
American Honda Finance Corp.
1.125%, 10/7/16	1,905,000	1,910,446
American International Group, Inc.
5.050%, 10/1/15	890,000	898,991
AT&T, Inc.
1.700%, 6/1/17	1,075,000	1,079,119
Bank of America Corp.
1.500%, 10/9/15	3,650,000	3,658,377
Bank of America N.A.
1.650%, 3/26/18	610,000	609,091
1.750%, 6/5/18	1,570,000	1,566,623
Barclays PLC
2.000%, 3/16/18(d)	915,000	912,993
2.750%, 11/8/19(d)	770,000	764,453
BP Capital Markets PLC
3.506%, 3/17/25(d)	925,000	912,200
Branch Banking & Trust Co.
1.350%, 10/1/17(a)	910,000	909,200
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	509,851	568,484
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 1/15/21	727,660	773,139
Burlington Northern Santa Fe, LLC
3.400%, 9/1/24(a)	1,355,000	1,345,320
Capital One N.A.
1.650%, 2/5/18(a)	935,000	927,831
Citigroup, Inc.
4.587%, 12/15/15	4,210,000	4,281,461
1.350%, 3/10/17	995,000	994,587
1.850%, 11/24/17	1,225,000	1,227,989
1.800%, 2/5/18	1,715,000	1,710,867
Credit Suisse
1.375%, 5/26/17(d)	1,145,000	1,144,150
1.750%, 1/29/18(d)	1,095,000	1,090,743
CSX Transportation, Inc.
6.251%, 1/15/23	627,352	727,480
Daimler Finance North America, LLC
1.250%, 1/11/16(b)	1,775,000	1,780,211
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	789,687	906,165
Deutsche Bank A.G.
1.875%, 2/13/18(d)	935,000	932,139
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(b)(d)	1,905,000	1,927,005
Ford Motor Credit Co., LLC
4.207%, 4/15/16	2,745,000	2,807,410
2.145%, 1/9/18	1,345,000	1,350,537
2.240%, 6/15/18	805,000	805,544
2.875%, 10/1/18	4,100,000	4,165,854

(Continued on next page)

JUNE 30, 2015	45

SCHEDULE OF INVESTMENTS

June 30, 2015

CORE BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
General Electric Capital Corp.
1.000%, 12/11/15	$1,485,000	$1,489,231
1.000%, 1/8/16	2,000,000	2,005,636
1.250%, 5/15/17(a)	1,570,000	1,573,572
Goldman Sachs Group, Inc.
3.700%, 8/1/15	935,000	936,806
1.600%, 11/23/15	1,875,000	1,881,474
1.478%, 4/30/18(c)	2,250,000	2,273,735
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	700,000	736,205
5.375%, 3/15/17	800,000	850,120
ING Bank N.V.
3.750%, 3/7/17(b)(d)	2,005,000	2,083,263
JPMorgan Chase & Co.
1.100%, 10/15/15	2,700,000	2,702,446
0.902%, 2/26/16(c)	1,625,000	1,627,218
2.750%, 6/23/20(a)	605,000	605,645
Manufacturers & Traders Trust Co.
1.400%, 7/25/17(a)	1,030,000	1,028,548
Metropolitan Life Global Funding I
2.500%, 9/29/15(b)	120,000	120,558
Morgan Stanley
1.532%, 2/25/16(c)	885,000	889,784
New York Life Global Funding
1.450%, 12/15/17(b)	1,270,000	1,269,247
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	435,229	488,545
Reliance Standard Life Global Funding II
2.500%, 1/15/20(b)	690,000	686,142
Shell International Finance B.V.
3.250%, 5/11/25(d)	1,385,000	1,371,536
Toyota Motor Credit Corp.
1.450%, 1/12/18	465,000	465,447
UBS A.G.
1.375%, 6/1/17(d)	830,000	828,059
5.875%, 12/20/17(d)	378,000	415,845
1.800%, 3/26/18(d)	1,550,000	1,547,694
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 7/2/25	957,018	1,072,843
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29	1,486,278	1,656,374
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 7/2/30	636,258	738,680
Verizon Communications, Inc.
1.350%, 6/9/17	1,835,000	1,832,400
Wells Fargo & Co.
1.400%, 9/8/17	1,130,000	1,132,897
TOTAL CORPORATE BONDS
(Cost $78,580,773) — 37.0%		79,173,128

MORTGAGE-BACKED SECURITIES — 14.4%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	64,414	65,168
Fannie Mae Pool
3.330%, 7/1/20	710,150	744,418
3.330%, 10/1/20	1,237,348	1,309,466
3.230%, 11/1/20	1,321,297	1,392,695
2.160%, 1/1/23	3,647,350	3,585,790
4.000%, 4/1/24	379,245	398,569
2.500%, 3/1/26	460,449	469,497
2.100%, 12/1/27	1,249,098	1,209,673
4.550%, 10/1/33	944,520	956,934
5.970%, 1/1/40	352,071	411,258
5.970%, 1/1/40	187,771	229,589
5.100%, 12/1/40	296,967	340,280
Fannie Mae REMICS
Series 2008-76, Class GF,
0.837%, 9/25/23(c)	310,095	312,023
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	194,536	194,536
Series 2014-M2, Class ASQ2,
0.478%, 9/25/15	315,406	315,384
Series 2014-M9, Class ASQ2,
1.462%, 4/25/17	2,250,000	2,268,358
Series 2015-M1, Class ASQ1,
0.782%, 2/25/18	1,582,803	1,579,318
Series 2015-M7, Class ASQ1,
0.882%, 4/25/18	1,269,118	1,267,419
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18	685,000	690,111
Series 2013-M14, Class A,
1.700%, 8/25/18	1,896,763	1,909,290
Series 2014-M5, Class ASQ1,
0.986%, 3/25/19	1,505,202	1,502,244
Series 2012-M8, Class AB2,
2.305%, 5/25/22	1,300,000	1,279,274
Series 2014-M1, Class A1,
2.325%, 7/25/23(c)	1,143,689	1,168,633
Series 2014-M13, Class AB2,
2.951%, 8/25/24(c)	765,000	768,674
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	256,025	266,656
Series 4233, Class MD,
1.750%, 3/15/25(a)	817,759	827,156
Series 3873, Class DG,
3.000%, 7/15/27(a)	63,891	64,565
Series 3688, Class JA,
3.500%, 1/15/30(a)	237,911	244,397
Ginnie Mae I Pool
2.140%, 8/15/23	964,439	960,830
2.730%, 6/15/32	4,247,268	4,221,143
Ginnie Mae II Pool
7.000%, 7/20/16	1,132	1,140
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $30,391,439) — 14.4%		30,954,488

46	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

CORE BOND FUND (Continued)

	Principal
	Amount	Value

OTHER GOVERNMENTS — 1.2%
Petrobras Global Finance B.V.
2.415%, 1/15/19(c)(d)	$885,000	$818,182
Petroleos Mexicanos
3.500%, 7/18/18(d)	735,000	757,565
4.500%, 1/23/26(b)(d)	605,000	591,327
5.625%, 1/23/46(b)(d)	520,000	485,524
TOTAL OTHER GOVERNMENTS
(Cost $2,735,667) — 1.2%		2,652,598

U.S. GOVERNMENT AND AGENCIES — 30.9%
United States Treasury Bond
2.500%, 2/15/45	20,285,000	17,852,423
United States Treasury Note
0.250%, 4/15/16	6,290,000	6,288,038
0.500%, 11/30/16	4,170,000	4,172,606
1.375%, 2/29/20	14,060,000	13,938,072
1.750%, 4/30/22	6,750,000	6,623,437
2.000%, 2/15/25	17,735,000	17,230,652
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $66,640,649) — 30.9%		66,105,228

SHORT-TERM INVESTMENTS — 9.0%
UMB Money Market Fiduciary, 0.010%	19,191,063	19,191,063

TOTAL SHORT-TERM INVESTMENTS
(Cost $19,191,063) — 9.0%		19,191,063

TOTAL INVESTMENTS
(Cost $212,947,061) — 99.5%		213,177,009

Other assets less liabilities — 0.5%		966,738

TOTAL NET ASSETS — 100.0%
(equivalent to $11.42 per share; unlimited shares
of $1.00 par value capital shares authorized;
18,435,516 shares outstanding for Institutional Class;
equivalent to $11.42 per share; unlimited shares
of $1.00 par value capital shares authorized;
322,766 shares outstanding for Class Y)		$214,143,747

LLC — Limited Liability Company

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a) Callable.

(b) 144A restricted security.

(c) Variable rate security (presented at the current rate as of period end).

(d) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	47

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

MARKET REVIEW (Unaudited)

The U.S. fixed income market posted positive returns for the 12-month period ending June 30, 2015, gaining 1.86% as measured by the Barclays U.S. Aggregate Bond® Index. While some pundits speculated that the bull market in bonds would be coming to an end, the yield on the bellwether U.S. 10-Year Treasury fell from 2.58% on July 1, 2014 to 2.35% on June 30, 2015.1 This decline reflected persistent investor unease in the face of ongoing concerns over global economic growth, geopolitical tensions and plunging oil prices.

The year, in fact, was marked by a number of significant macroeconomic events that influenced investor sentiment. These included concern over ISIS-driven (Islamic State of Iraq and Syria) conflict in the Middle East, Russian clashes in Ukraine and a precipitous decline in the price of oil in the latter half of 2014, as well as global currency fluctuations and a rapidly strengthening U.S. Dollar (USD). Central Bank activity provoked markets throughout the entire period, with the ramifications of quantitative easing (QE) — just beginning in Europe and Japan and finally ending in the U.S. — swinging from negative to positive over the course of the year. While global economic growth remained fragile during the last twelve months, the U.S. economy proved to be resilient during these upheavals.

The economy was not quite robust enough for the U.S. Federal Reserve (the Fed) to raise the Federal Funds Rate, however. Defying earlier market expectations, the Fed chose to leave the key interest rate unchanged in the second quarter of 2015, as softer than expected manufacturing and retail sales, mixed jobs reports and declining corporate earnings raised new doubts about the trajectory of the economy. Headwinds from the strong USD and potential job losses from the domestic oil patch further contributed to the downbeat sentiment and somewhat attenuated the growth expected after years of unprecedented monetary policy stimulus. Nevertheless, we believe that these are short-term headwinds that are unlikely to hamper growth over the long term. Better than expected job growth late in the performance period may portend positive economic momentum, and communications indicating that the Fed would begin raising rates no earlier than September soothed investor concerns.

PORTFOLIO REVIEW

Summary

The Scout Core Plus Bond Fund – Institutional Class returned 1.19% during the 12-month period ending June 30, 2015, underperforming its benchmark Barclays U.S. Aggregate Bond® Index. The shortfall was due largely to macro factors within the Fund. The Fund’s short duration position hurt performance as interest rates declined, and the yield curve position detracted due to the Fund’s underweight in the outperforming long end of the curve.

At the sector level, the Fund added value across a range of sectors. Investment grade credit bolstered returns as our short bank holdings outperformed, while high yield credit added value due to well-timed trading in this sector. Asset-backed securities (ABS) and government related contributed positively due to outperformance in home equity and sovereign energy holdings, respectively.

In contrast, mortgage-backed securities (MBS) and non-USD exposure detracted from Fund returns. In MBS, the Fund’s multi-family agency securities underperformed. In non-USD, depreciation of the Brazilian Real (BRL) and Australian Dollar (AUD) vs. the USD hurt performance. Commercial mortgage-backed securities (CMBS) had a minimal impact on Fund returns.

The Fund utilized derivatives during the period as part of its investment strategy. Derivatives may be used by the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks; enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way; and provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets. During the period, the Fund’s derivatives holdings, collectively, had a positive impact on returns.

48	SCOUT FUNDS ANNUAL REPORT

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

OUTLOOK AND STRATEGY

Domestically, the market remains focused on the timing and extent of the Fed’s interest rate actions, but the dual mandates that underlie the Fed’s charter remain balanced and somewhat opaque. Strong and improving employment, hints of long-awaited wage growth and less expensive raw materials, such as crude oil and other commodities, all argue for Fed tightening. Raising rates would also give the Fed some breathing room to act in the event the economy stumbles. Yet the decision is not an obvious one. The potential for deflation in Europe, weak global demand, a slowdown in China and the debt crises in Greece and Puerto Rico all call for further monetary stimulus. Lackluster industrial production, particularly when combined with stronger labor markets, results in poor productivity measures in the U.S. Monetary policy needs are balanced, and therefore there is a lack of consensus on when the Fed will exit its zero interest rate policy.

Spread sectors remain overvalued, in our opinion, primarily as a result of the QE-driven “hunt for yield” in recent years. Mortgage pass-throughs, direct targets of the QE purchases, offer paltry spreads and carry significant extension risk if rates rise. Credit is not an attractive alternative, as increasing anecdotal evidence indicates that we are entering the late stages of the credit cycle.

After being artificially suppressed by the U.S. program of QE, we believe that a return of a higher level of volatility is likely. For portfolios fully invested to maximize current yield, this return of volatility could be painful. For portfolios positioned defensively, anticipating this volatility, this could present something markedly absent as of late: opportunity. So far this year, we have seen larger swings in interest rates, but only modest increases in spreads. Based on the various and substantial concerns we’ve outlined here, we believe a defensive stance — one prepared to respond nimbly as opportunity arises — is prudent and will ultimately benefit our shareholders.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

1Source: U.S. Treasury website.

JUNE 30, 2015	49

Scout Core Plus Bond Fund
SCPZX — Institutional Class, SCPYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2015

Class Y

as of June 30, 2015

Performance returns for the Scout Core Plus Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Plus Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Core Plus Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 65% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage and derivatives investments could accelerate losses to the Fund. These losses could exceed the amount originally invested.

50	SCOUT FUNDS ANNUAL REPORT

Scout Core Plus Bond Fund

SCPZX — Institutional Class, SCPYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2015

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	1.19%	2.26%	4.58%	6.63%
Barclays U.S. Aggregate Bond Index*	1.86%	1.83%	3.35%	4.44%
Lipper Core Plus Bond Funds Index*	1.33%	3.02%	4.49%	5.08%

				Since
	1 Year	3 Years	5 Years	Inception†
Scout Core Plus Bond Fund – Class Y	0.79%	1.87%	4.22%	5.05%
Barclays U.S. Aggregate Bond Index*	1.86%	1.83%	3.35%	3.83%
Lipper Core Plus Bond Funds Index*	1.33%	3.02%	4.49%	5.09%

†   Inception – November 12, 2009.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Plus Bond Fund – Institutional Class and Class Y, respectively. For the fiscal year ended June 30, 2014, the gross expense ratios for the Institutional Class and Class Y were 0.57% and 0.95%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2015 gross expense ratios of 0.56% and 0.96%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/10	$31.43	$2.80	$—	$61.01
12/31/11	31.67	2.16	0.16	63.57
12/31/12	32.69	2.00	0.07	66.66
12/31/13	31.95	0.50	0.13	66.55
12/31/14	32.21	0.46	0.02	67.29
6/30/15(a)	32.27	0.13	—	67.48

Class Y
		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/10	$31.40	$1.23	$—	$34.07
12/31/11	31.67	2.01	0.16	36.51
12/31/12	32.69	1.94	0.07	39.54
12/31/13	31.94	0.38	0.13	39.30
12/31/14	32.20	0.34	0.02	39.92
6/30/15(a)	32.27	0.05	—	40.04

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Barclays U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	5.7 years	7.9 years
Average Duration	4.5 years	5.6 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	1.42%/1.59%	—
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	1.03%/1.19%	—
Number of Holdings	142	9,496
Total Net Assets (in millions, all share classes)	$695.17	—
Institutional Class Inception Date	11/25/1996	—
Class Y Inception Date	11/12/2009	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2015	51

SCHEDULE OF INVESTMENTS

June 30, 2015

CORE PLUS BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 1.8%
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A2,
0.407%, 10/25/36(a)(b)	$324,923	$319,759
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	684,188	669,533
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(c)	4,475,000	4,476,660
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	875	871
Series 2003-HS3, Class A2A,
0.467%, 8/25/33(a)(b)	107,023	100,400
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	626,731	410,900
Series 2006-HSA2, Class AI4,
5.810%, 3/25/36(a)	820,000	328,040
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	1,250,600	988,119
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	687,354	728,313
MSCC Heloc Trust
Series 2007-1, Class A,
0.287%, 12/25/31(a)(b)	2,257,807	2,154,713
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.807%, 1/25/36(a)(b)(c)	288,037	274,278
RFMSII Trust
Series 2006-HSA1, Class A4,
5.490%, 2/25/36(a)	1,103,844	929,057
SACO I Trust
Series 2006-9, Class A1,
0.487%, 8/25/36(a)(b)	446,450	566,303
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
0.487%, 12/25/35(a)(b)(c)	352,137	343,975
TOTAL ASSET-BACKED SECURITIES
(Cost $10,948,344) — 1.8%		12,290,921

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.9%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	2,510,276	2,585,529
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-6, Class A4,
5.328%, 9/10/47(a)(b)	419,688	421,812
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class A4,
5.405%, 12/11/40(a)(b)	1,126,689	1,133,163
CD Commercial Mortgage Trust
Series 2005-CD1, Class A4,
5.380%, 7/15/44(a)(b)	1,118,680	1,119,561
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	2,020,332	2,018,742
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	575,868	574,341
Commercial Mortgage Trust
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	784,156	824,414
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	1,304,937	1,302,923
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.989%, 8/10/45(a)(b)	5,310,826	5,667,475
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	588,115	587,955
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	1,978,788	1,981,788
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	719,848	718,530
Morgan Stanley Capital I Trust
Series 2006-HQ8, Class A4,
5.601%, 3/12/44(a)(b)	1,684,271	1,694,562
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	2,343,373	2,333,315
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	1,959,182	1,955,983
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	2,424,777	2,417,374
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $27,744,170) — 3.9%		27,337,467

52	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS — 27.5%
AIG Global Funding
1.650%, 12/15/17(c)	$1,520,000	$1,522,183
Ally Financial, Inc.
3.125%, 1/15/16	1,100,000	1,104,125
5.500%, 2/15/17	1,015,000	1,058,137
3.600%, 5/21/18	3,825,000	3,829,781
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	1,423,894	1,537,805
American Honda Finance Corp.
1.125%, 10/7/16	4,175,000	4,186,936
American International Group, Inc.
5.050%, 10/1/15	1,830,000	1,848,487
6.400%, 12/15/20	1,400,000	1,664,383
ArcelorMittal
6.125%, 6/1/18(d)	1,630,000	1,735,950
AT&T, Inc.
1.700%, 6/1/17	2,085,000	2,092,990
Bank of America Corp.
1.500%, 10/9/15	3,755,000	3,763,618
1.250%, 1/11/16	3,700,000	3,709,058
Bank of America N.A.
1.650%, 3/26/18	1,775,000	1,772,355
1.750%, 6/5/18	4,870,000	4,859,525
Barclays PLC
2.000%, 3/16/18(d)	2,895,000	2,888,651
2.750%, 11/8/19(d)	2,170,000	2,154,367
BP Capital Markets PLC
3.506%, 3/17/25(d)	2,845,000	2,805,631
Branch Banking & Trust Co.
1.350%, 10/1/17(a)	2,205,000	2,203,062
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	952,044	1,061,529
Burlington Northern and Santa Fe Railway Co.
2005-4 Pass-Through Trust
4.967%, 4/1/23	565,089	613,736
Burlington Northern Santa Fe, LLC
3.400%, 9/1/24(a)	3,280,000	3,256,568
Capital One N.A.
1.650%, 2/5/18(a)	2,770,000	2,748,760
Citigroup, Inc.
4.587%, 12/15/15	8,230,000	8,369,696
1.350%, 3/10/17	2,315,000	2,314,039
1.850%, 11/24/17	4,970,000	4,982,127
1.800%, 2/5/18	5,075,000	5,062,769
Credit Suisse
1.375%, 5/26/17(d)	3,490,000	3,487,410
1.750%, 1/29/18(d)	3,205,000	3,192,539
Daimler Finance North America, LLC
1.250%, 1/11/16(c)	3,780,000	3,791,098
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	1,261,683	1,447,781
Deutsche Bank A.G.
1.875%, 2/13/18(d)	2,795,000	2,786,447
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(c)(d)	3,325,000	3,363,407
Ensco PLC
5.750%, 10/1/44(a)(d)	2,310,000	2,058,593
Ford Motor Credit Co., LLC
4.207%, 4/15/16	1,965,000	2,009,676
3.984%, 6/15/16	1,335,000	1,366,203
4.250%, 2/3/17	2,500,000	2,598,445
2.145%, 1/9/18	5,985,000	6,009,640
5.000%, 5/15/18	3,370,000	3,623,047
2.240%, 6/15/18	2,545,000	2,546,720
4.375%, 8/6/23	2,625,000	2,722,380
General Electric Capital Corp.
1.000%, 12/11/15	3,200,000	3,209,117
1.000%, 1/8/16	4,195,000	4,206,822
1.250%, 5/15/17(a)	3,600,000	3,608,190
Goldman Sachs Group, Inc.
3.700%, 8/1/15	1,915,000	1,918,721
1.600%, 11/23/15	2,920,000	2,930,083
1.478%, 4/30/18(b)	3,970,000	4,011,880
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	1,090,000	1,146,377
5.375%, 3/15/17	1,625,000	1,726,806
ING Bank N.V.
3.750%, 3/7/17(c)(d)	3,950,000	4,104,184
JPMorgan Chase & Co.
1.100%, 10/15/15	3,675,000	3,678,330
0.902%, 2/26/16(b)	2,535,000	2,538,460
2.750%, 6/23/20(a)	1,945,000	1,947,073
3.250%, 9/23/22	1,780,000	1,768,453
Liberty Mutual Group, Inc.
6.700%, 8/15/16(c)	1,540,000	1,631,060
Manufacturers & Traders Trust Co.
1.400%, 7/25/17(a)	2,470,000	2,466,517
Metropolitan Life Global Funding I
2.500%, 9/29/15(c)	740,000	743,441
Morgan Stanley
1.532%, 2/25/16(b)	1,255,000	1,261,785
New York Life Global Funding
1.450%, 12/15/17(c)	3,775,000	3,772,761
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	1,737,133	1,949,932
Reliance Standard Life Global Funding II
2.500%, 1/15/20(c)	2,050,000	2,038,536
Shell International Finance B.V.
3.250%, 5/11/25(d)	4,210,000	4,169,075
Toyota Motor Credit Corp.
1.450%, 1/12/18	1,380,000	1,381,328
Transocean, Inc.
4.300%, 10/15/22(a)(d)	2,110,000	1,587,775
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25.	1,078,632	1,251,213
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	1,849,226	2,089,625

(Continued on next page)

JUNE 30, 2015	53

SCHEDULE OF INVESTMENTS

June 30, 2015

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
UBS A.G.
1.375%, 6/1/17(d)	$2,550,000	$2,544,036
5.875%, 12/20/17(d)	949,000	1,044,012
1.800%, 3/26/18(d)	4,420,000	4,413,423
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	383,829	416,454
Verizon Communications, Inc.
1.350%, 6/9/17	4,615,000	4,608,461
Wells Fargo & Co.
1.400%, 9/8/17	2,690,000	2,696,897
TOTAL CORPORATE BONDS
(Cost $188,826,096) — 27.5%		191,010,481

MORTGAGE-BACKED SECURITIES — 10.8%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	121,801	123,227
Fannie Mae Pool
3.330%, 7/1/20	1,513,296	1,586,320
3.330%, 10/1/20	3,183,737	3,369,301
3.230%, 11/1/20	3,393,017	3,576,362
2.160%, 1/1/23	7,099,477	6,979,652
4.000%, 4/1/24	1,133,221	1,190,962
2.500%, 3/1/26	960,204	979,072
2.100%, 12/1/27	2,420,127	2,343,741
5.970%, 1/1/40	539,842	630,595
5.970%, 1/1/40	699,448	855,220
5.100%, 12/1/40	476,090	545,528
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	398,202	398,210
Series 2014-M2, Class ASQ2,
0.478%, 9/25/15	713,747	713,697
Series 2014-M9, Class ASQ2,
1.462%, 4/25/17	13,775,000	13,887,390
Series 2015-M1, Class ASQ1,
0.782%, 2/25/18	4,657,443	4,647,188
Series 2015-M7, Class ASQ1,
0.882%, 4/25/18	3,532,694	3,527,963
Series 2015-M7, Class ASQ2,
1.550%, 4/25/18	1,905,000	1,919,213
Series 2013-M14, Class A,
1.700%, 8/25/18	4,310,826	4,339,295
Series 2014-M5, Class ASQ1,
0.986%, 3/25/19	3,442,519	3,435,755
Series 2014-M1, Class A1,
2.325%, 7/25/23(b)	2,778,603	2,839,204
Series 2014-M13, Class AB2,
2.951%, 8/25/24(b)	2,225,000	2,235,684
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	1,209,751	1,259,983
Series 4233, Class MD,
1.750%, 3/15/25(a)	2,416,219	2,443,984
Series 3873, Class DG,
3.000%, 7/15/27(a)	168,854	170,636
Ginnie Mae I Pool
2.140%, 8/15/23	2,496,653	2,487,311
2.730%, 6/15/32	8,838,167	8,783,803
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $73,943,071) — 10.8%		75,269,296

OTHER GOVERNMENTS — 1.7%
Petrobras Global Finance B.V.
2.415%, 1/15/19(b)(d)	1,610,000	1,488,445
6.250%, 3/17/24(d)	1,960,000	1,892,321
Petroleos de Venezuela S.A.
6.000%, 11/15/26(d)	10,360,000	3,651,900
5.375%, 4/12/27(d)	1,260,000	431,550
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,270,000	1,308,989
4.500%, 1/23/26(c)(d)	1,775,000	1,734,885
5.625%, 1/23/46(c)(d)	1,520,000	1,419,224
TOTAL OTHER GOVERNMENTS
(Cost $11,879,276) — 1.7%		11,927,314

U.S. GOVERNMENT AND AGENCIES — 45.6%
United States Treasury Bond
2.500%, 2/15/45	65,945,000	58,036,876
United States Treasury Note
0.250%, 4/15/16	35,530,000	35,518,915
0.500%, 11/30/16	73,675,000	73,721,047
1.375%, 2/29/20	79,450,000	78,761,010
1.750%, 4/30/22	20,550,000	20,164,687
2.000%, 2/15/25	52,485,000	50,992,431
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $318,724,959) — 45.6%		317,194,966

SHORT-TERM INVESTMENTS — 8.3%
UMB Money Market Fiduciary, 0.010%	57,464,320	57,464,320

TOTAL SHORT-TERM INVESTMENTS
(Cost $57,464,320) — 8.3%		57,464,320

TOTAL INVESTMENTS
(Cost $689,530,236) — 99.6%		692,494,765

Other assets less liabilities — 0.4%		2,672,107

TOTAL NET ASSETS — 100.0%
(equivalent to $32.27 per share; unlimited shares
of $1.00 par value capital shares authorized;
19,786,095 shares outstanding for Institutional Class;
equivalent to $32.27 per share; unlimited shares of
$1.00 par value capital shares authorized;
1,756,439 shares outstanding for Class Y)		$695,166,872

LLC — Limited Liability Company

PLC — Public Limited Company

REMICS — Real Estate Mortgage Investment Conduits

(a)Callable.

(b)Variable rate security (presented at the current rate as of period end).

(c)144A restricted security.

(d)Foreign security denominated in U.S. dollars.

54	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

CORE PLUS BOND FUND (Continued)

FORWARD CONTRACTS

						Unrealized
			Currency Amount	Value at	Value at	Appreciation
Description	Counterparty	Maturity Date	Purchased (Sold)	Settlement Date	June 30, 2015	(Depreciation)
Mexican Pesos	JP Morgan	12/9/2015	104,000,000	$6,544,997	$6,538,578	$(6,419)
TOTAL FORWARD CONTRACTS				$6,544,997	$6,538,578	$(6,419)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental	CDX North America High Yield	Sell	B1/B+	Receive	5.00%	6/20/2020	$3,217,500	$207,570	$200,277	$7,293
Exchange	Index Series 24
TOTAL SWAP CONTRACTS							$3,217,500	$207,570	$200,277	$7,293

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	55

Scout Unconstrained Bond Fund

SUBFX — Institutional Class, SUBYX — Class Y

MARKET REVIEW (Unaudited)

The U.S. fixed income market posted positive returns for the 12-month period ending June 30, 2015, gaining 1.86% as measured by the Barclays U.S. Aggregate Bond® Index. While some pundits speculated that the bull market in bonds would be coming to an end, the yield on the bellwether U.S. 10-Year Treasury fell from 2.58% on July 1, 2014 to 2.35% on June 30, 2015.1 This decline reflected persistent investor unease in the face of ongoing concerns over global economic growth, geopolitical tensions and plunging oil prices.

The year, in fact, was marked by a number of significant macroeconomic events that influenced investor sentiment. These included concern over ISIS-driven (Islamic State of Iraq and Syria) conflict in the Middle East, Russian clashes in Ukraine and a precipitous decline in the price of oil in the latter half of 2014, as well as global currency fluctuations and a rapidly strengthening U.S. Dollar (USD). Central Bank activity provoked markets throughout the entire period, with the ramifications of quantitative easing (QE) — just beginning in Europe and Japan and finally ending in the U.S. — swinging from negative to positive over the course of the year. While global economic growth remained fragile during the last twelve months, the U.S. economy proved to be resilient during these upheavals.

The economy was not quite robust enough for the U.S. Federal Reserve (the Fed) to raise the Federal Funds Rate, however. Defying earlier market expectations, the Fed chose to leave the key interest rate unchanged in the second quarter of 2015, as softer than expected manufacturing and retail sales, mixed jobs reports and declining corporate earnings raised new doubts about the trajectory of the economy. Headwinds from the strong USD and potential job losses from the domestic oil patch further contributed to the downbeat sentiment and somewhat attenuated the growth expected after years of unprecedented monetary policy stimulus. Nevertheless, we believe that these are short-term headwinds that are unlikely to hamper growth over the long term. Better than expected job growth late in the performance period may portend positive economic momentum, and communications indicating that the Fed would begin raising rates no earlier than September soothed investor concerns.

PORTFOLIO REVIEW

Summary

The Scout Unconstrained Bond Fund – Institutional Class returned -1.77% during the 12-month period ending June 30, 2015, underperforming its benchmark BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index, which returned 0.24%. The shortfall was due largely to macro factors within the Fund, specifically the negative duration position, which hurt performance as rates fell during the year.

At the sector level, the Fund added value across a range of sectors. Investment grade credit bolstered returns as our bank holdings outperformed, while high yield credit added value due to well-timed trading in this sector. Asset-backed securities (ABS) and mortgage-backed securities (MBS) contributed positively due to outperformance in home equity and multi-family agency holdings, respectively. Government related added value due to performance in our sovereign energy positions.

In contrast, non-USD exposure detracted from Fund returns, as the Brazilian Real (BRL) and Australian Dollar (AUD) depreciated vs. the USD. Commercial mortgage-backed securities (CMBS) and Treasury Inflation-Protected Securities (TIPS) had minimal impact on performance.

The Fund utilized derivatives during the period as part of its investment strategy. Derivatives may be used by the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks; enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way; and provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets. During the period, the Fund’s derivatives holdings, collectively, had a negative impact on returns.

56	SCOUT FUNDS ANNUAL REPORT

Scout Unconstrained Bond Fund

SUBFX — Institutional Class, SUBYX — Class Y

OUTLOOK AND STRATEGY

Domestically, the market remains focused on the timing and extent of the Fed’s interest rate actions, but the dual mandates that underlie the Fed’s charter remain balanced and somewhat opaque. Strong and improving employment, hints of long-awaited wage growth and less expensive raw materials, such as crude oil and other commodities, all argue for Fed tightening. Raising rates would also give the Fed some breathing room to act in the event the economy stumbles. Yet the decision is not an obvious one. The potential for deflation in Europe, weak global demand, a slowdown in China and the debt crises in Greece and Puerto Rico all call for further monetary stimulus. Lackluster industrial production, particularly when combined with stronger labor markets, results in poor productivity measures in the U.S. Monetary policy needs are balanced, and therefore there is a lack of consensus on when the Fed will exit its zero interest rate policy.

Spread sectors remain overvalued, in our opinion, primarily as a result of the QE-driven “hunt for yield” in recent years. Mortgage pass-throughs, direct targets of the QE purchases, offer paltry spreads and carry significant extension risk if rates rise. Credit is not an attractive alternative, as increasing anecdotal evidence indicates that we are entering the late stages of the credit cycle.

After being artificially suppressed by the U.S. program of QE, we believe that a return of a higher level of volatility is likely. For portfolios fully invested to maximize current yield, this return of volatility could be painful. For portfolios positioned defensively, anticipating this volatility, this could present something markedly absent as of late: opportunity. So far this year, we have seen larger swings in interest rates, but only modest increases in spreads. Based on the various and substantial concerns we’ve outlined here, we believe a defensive stance — one prepared to respond nimbly as opportunity arises — is prudent and will ultimately benefit our shareholders.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

[1]Source: U.S. Treasury website.

JUNE 30, 2015	57

Scout Unconstrained Bond Fund

SUBFX — Institutional Class, SUBYX — Class Y

OBJECTIVE & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in fixed income instruments.

PORTFOLIO MANAGEMENT TEAM

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

Clark W. Holland, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Institutional Class

as of June 30, 2015

Class Y

as of June 30, 2015

Performance returns for the Scout Unconstrained Bond Fund, BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index and Lipper Alternative Credit Focus Funds Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market. The Lipper Alternative Credit Focus Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage, derivatives, and short sales could accelerate losses to the Fund. These losses could exceed the amount originally invested.

58	SCOUT FUNDS ANNUAL REPORT

Scout Unconstrained Bond Fund

SUBFX — Institutional Class, SUBYX — Class Y

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2015

			Since
	1 Year	3 Years	Inception†
Scout Unconstrained Bond Fund – Institutional Class	-1.77%	3.61%	7.08%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.24%	0.29%	0.33%
Lipper Alternative Credit Focus Funds Index*	-0.82%	2.50%	3.52%^

		Since
	1 Year	Inception‡
Scout Unconstrained Bond Fund – Class Y	-2.05%	-0.11%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.24%	0.26%
Lipper Alternative Credit Focus Funds Index*	-0.82%	1.12%

†	Inception – September 29, 2011.

‡	Inception – December 31, 2012.

ˆ	The “Since Inception” performance return for the Lipper Alternative Credit Focus Funds Index shown in the table above for Institutional Class shares is for the period from September 30, 2011 to June 30, 2015.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. For the fiscal year ended June 30, 2014, the gross expense ratios for the Institutional Class and Class Y were 0.84% and 1.14%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2015 gross expense ratios of 0.81% and 1.11%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees and assume certain fund expenses through October 30, 2015, and may recoup previously waived fees and expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2015. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
9/29/11	$10.00	$—	$—	$10.00
12/31/11	10.05	0.23	0.18	10.46
12/31/12	11.62	0.69	0.03	12.75
12/31/13	11.84	0.18	0.02	13.17
12/31/14	11.24	0.12	—	12.69
6/30/15(a)	11.32	0.02	—	12.79

Class Y

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$—	$—	$11.62
12/31/13	11.83	0.17	0.02	12.02
12/31/14	11.23	0.09	—	11.51
6/30/15(a)	11.30	0.01	—	11.59

(a)	Six months only. Distributions typically are declared every business day and accumulated dividends are distributed monthly.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	2.2 years
Average Duration	1.9 years
30-Day SEC Yield — Institutional Class**
(Unsubsidized/Subsidized)	0.92%/1.18%
30-Day SEC Yield — Class Y**
(Unsubsidized/Subsidized)	0.65%/0.90%
Number of Holdings	112
Total Net Assets (in millions, all share classes)	$1,736.97
Institutional Class Inception Date	9/29/2011
Class Y Inception Date	12/31/2012

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

**	30-Day SEC Yield is computed under an SEC standardized formula and is an annualized yield based on the most recent trailing 30-day period. Subsidized yields reflect fee waivers in effect. Without such waivers, yields would be reduced. Unsubsidized yields do not reflect fee waivers in effect. A negative 30-Day SEC Yield occurs when accrued expenses of the past 30 days exceed the income collected during the past 30 days. The Fund’s actual distribution rate will differ from the SEC yield, and any income distributions from the Fund may be higher or lower than the SEC yield.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2015	59

SCHEDULE OF INVESTMENTS

June 30, 2015

UNCONSTRAINED BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 5.0%
Bank of The West Auto Trust
Series 2014-1, Class A3,
1.090%, 3/15/19(a)(b)	$15,790,000	$15,801,116
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A2,
0.407%, 10/25/36(a)(c)	2,038,850	2,006,442
Series 2006-S10, Class A3,
0.507%, 10/25/36(a)(c)	2,701,916	2,165,683
Series 2007-S3, Class A2,
0.437%, 5/25/37(a)(c)	3,622,359	3,434,452
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(c)	257,681	252,162
GreenPoint Mortgage Funding Trust
Series 2005-HE1, Class M2,
0.862%, 9/25/34(a)(c)	79,664	79,591
GSAA Trust
Series 2006-S1, Class 1A1,
0.507%, 1/25/37(a)(c)	1,391,434	515,347
Hertz Vehicle Financing, LLC
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	13,495,000	13,500,007
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(c)	4,096	4,079
Series 2003-HS3, Class A2A,
0.467%, 8/25/33(a)(c)	6,815	6,393
Series 2005-HS1, Class AI3,
4.830%, 9/25/35(a)(c)	8,228,175	8,259,960
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(c)	6,334,845	4,153,277
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	1,971,849	1,557,989
Honda Auto Receivables Owner Trust
Series 2014-3, Class A3,
0.880%, 6/15/18(a)	17,590,000	17,601,222
MSCC Heloc Trust
Series 2007-1, Class A,
0.287%, 12/25/31(a)(c)	16,550,028	15,794,337
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.807%, 1/25/36(a)(b)(c)	708,700	674,849
RFMSII Trust
Series 2006-HSA1, Class A3,
5.230%, 2/25/36(a)(c)	459,760	442,906
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S7, Class A2,
0.487%, 12/25/35(a)(b)(c)	613,133	598,921
TOTAL ASSET-BACKED SECURITIES
(Cost $85,372,573) — 5.0%		86,848,733

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class A6,
5.460%, 11/12/37(a)(c)	1,238,894	1,239,014
ML-CFC Commercial Mortgage Trust
Series 2006-1, Class A4,
5.650%, 2/12/39(a)(c)	9,430,770	9,557,284
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $11,072,534) — 0.6%		10,796,298

CORPORATE BONDS — 48.8%
Aegon N.V.
4.625%, 12/1/15(d)	3,104,000	3,151,848
AIG Global Funding
1.650%, 12/15/17(b)	7,950,000	7,961,416
Ally Financial, Inc.
3.125%, 1/15/16	47,295,000	47,472,356
5.500%, 2/15/17	11,980,000	12,489,150
3.600%, 5/21/18	10,025,000	10,037,531
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	1,962,371	2,119,361
American Honda Finance Corp.
1.200%, 7/14/17	11,625,000	11,634,335
American International Group, Inc.
5.050%, 10/1/15	28,570,000	28,858,614
ArcelorMittal
6.125%, 6/1/18(d)	8,265,000	8,802,225
Bank of America Corp.
1.500%, 10/9/15	27,673,000	27,736,510
1.250%, 1/11/16	14,245,000	14,279,872
2.600%, 1/15/19	10,150,000	10,260,534
Bank of America N.A.
1.650%, 3/26/18	5,750,000	5,741,433
1.750%, 6/5/18	13,015,000	12,987,005
Barclays PLC
2.000%, 3/16/18(d)	8,650,000	8,631,031
2.750%, 11/8/19(d)	10,025,000	9,952,780
BP Capital Markets PLC
3.506%, 3/17/25(d)	9,590,000	9,457,294
Branch Banking & Trust Co.
1.350%, 10/1/17(a)	11,125,000	11,115,221
Capital One N.A.
1.650%, 2/5/18(a)	10,425,000	10,345,061

60	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

UNCONSTRAINED BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Citigroup, Inc.
4.587%, 12/15/15	$8,525,000	$8,669,703
1.350%, 3/10/17	8,245,000	8,241,578
1.550%, 8/14/17	37,150,000	37,084,913
1.850%, 11/24/17	16,575,000	16,615,443
1.800%, 2/5/18	15,050,000	15,013,730
CNH Industrial Capital, LLC
3.875%, 7/16/18(b)	2,740,000	2,743,425
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23	2,037,446	2,271,752
Credit Suisse
1.375%, 5/26/17(d)	8,920,000	8,913,381
1.750%, 1/29/18(d)	4,195,000	4,178,690
1.700%, 4/27/18(d)	11,300,000	11,221,250
Daimler Finance North America, LLC
1.250%, 1/11/16(b)	11,165,000	11,197,780
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	4,245,549	4,871,767
Deutsche Bank A.G.
1.875%, 2/13/18(d)	8,325,000	8,299,526
Ensco PLC
5.750%, 10/1/44(a)(d)	8,000,000	7,129,328
Ford Motor Credit Co., LLC
4.207%, 4/15/16	22,956,000	23,477,928
1.529%, 5/9/16(c)	2,560,000	2,574,500
3.984%, 6/15/16	47,907,000	49,026,730
2.240%, 6/15/18	6,555,000	6,559,431
2.875%, 10/1/18	19,510,000	19,823,370
General Electric Capital Corp.
1.000%, 12/11/15	18,845,000	18,898,689
1.250%, 5/15/17(a)	17,800,000	17,840,495
Goldman Sachs Group, Inc.
3.700%, 8/1/15	23,140,000	23,193,399
1.600%, 11/23/15	20,895,000	20,967,150
1.478%, 4/30/18(c)	1,400,000	1,414,769
IPALCO Enterprises, Inc.
5.000%, 5/1/18(a)	12,850,000	13,556,750
John Deere Capital Corp.
2.250%, 6/7/16	2,975,000	3,017,415
Johnson Controls, Inc.
1.400%, 11/2/17	5,900,000	5,877,185
JPMorgan Chase & Co.
1.100%, 10/15/15	25,350,000	25,372,967
3.450%, 3/1/16	11,980,000	12,182,941
2.750%, 6/23/20(a)	5,485,000	5,490,847
Manufacturers & Traders Trust Co.
1.400%, 7/25/17(a)	15,920,000	15,897,553
Metropolitan Life Global Funding I
2.500%, 9/29/15(b)	11,665,000	11,719,242
Morgan Stanley
3.450%, 11/2/15	42,850,000	43,238,521
3.800%, 4/29/16	3,297,000	3,369,583
NBCUniversal Enterprise, Inc.
0.812%, 4/15/16(b)(c)	5,325,000	5,340,272
New York Life Global Funding
1.450%, 12/15/17(b)	6,070,000	6,066,401
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	2,509,192	2,816,568
Principal Life Global Funding II
1.125%, 9/18/15(b)	6,950,000	6,960,175
Prudential Financial, Inc.
4.750%, 9/17/15	11,501,000	11,589,983
5.500%, 3/15/16	975,000	1,005,901
Reliance Standard Life Global Funding II
2.500%, 1/15/20(b)	4,550,000	4,524,556
Toyota Motor Credit Corp.
1.450%, 1/12/18	6,075,000	6,080,844
Transocean, Inc.
4.300%, 10/15/22(a)(d)	3,020,000	2,272,550
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24	6,052,800	6,809,400
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25	1,019,798	1,182,965
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	6,582,210	7,437,897
UBS A.G.
1.375%, 6/1/17(d)	6,480,000	6,464,843
1.800%, 3/26/18(d)	14,400,000	14,378,573
Vale Overseas Ltd.
6.875%, 11/21/36(d)	3,800,000	3,673,878
Verizon Communications, Inc.
1.350%, 6/9/17	19,575,000	19,547,262
Wells Fargo & Co.
1.400%, 9/8/17	12,725,000	12,757,627
0.907%, 4/23/18(c)	5,275,000	5,289,606
TOTAL CORPORATE BONDS
(Cost $846,066,109) — 48.8%		847,184,609

(Continued on next page)

JUNE 30, 2015	61

SCHEDULE OF INVESTMENTS

June 30, 2015

UNCONSTRAINED BOND FUND (Continued)

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES — 3.7%
Fannie Mae Pool
2.500%, 5/1/23	$8,379,424	$8,589,815
Fannie Mae-Aces
Series 2014-M9, Class ASQ2,
1.462%, 4/25/17	23,000,000	23,187,657
Series 2014-M6, Class FA,
0.486%, 12/25/17(c)	5,775,191	5,781,971
Series 2014-M1, Class ASQ1,
1.388%, 11/25/18	14,060,325	14,129,980
Series 2012-M9, Class AB1,
1.372%, 4/25/22	2,087,352	2,091,672
Series 2014-M1, Class A1,
2.325%, 7/25/23(c)	10,499,444	10,728,437
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $64,126,909) — 3.7%		64,509,532

OTHER GOVERNMENTS — 2.6%
Petrobras Global Finance B.V.
2.415%, 1/15/19(c)(d)	1,120,000	1,035,440
6.250%, 3/17/24(d)	6,475,000	6,251,418
Petroleos de Venezuela S.A.
6.000%, 11/15/26(d)	41,310,000	14,561,775
5.375%, 4/12/27(d)	20,200,000	6,918,500
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,655,000	1,705,809
3.125%, 1/23/19(d)	4,385,000	4,426,657
4.500%, 1/23/26(b)(d)	5,420,000	5,297,508
5.625%, 1/23/46(b)(d)	4,650,000	4,341,705
TOTAL OTHER GOVERNMENTS
(Cost $44,323,985) — 2.6%		44,538,812

U.S. GOVERNMENT AND AGENCIES — 28.7%
United States Treasury Note
0.500%, 11/30/16	260,460,000	260,622,788
0.500%, 1/31/17	60,255,000	60,236,200
1.500%, 2/28/19	42,135,000	42,490,535
1.625%, 6/30/19	77,540,000	78,272,986
1.875%, 5/31/22	57,870,000	57,227,990
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $496,288,035) — 28.7%		498,850,499

SHORT-TERM INVESTMENTS — 9.9%
UMB Money Market Fiduciary, 0.010%	171,991,619	171,991,619

TOTAL SHORT-TERM INVESTMENTS
(Cost $171,991,619) — 9.9%		171,991,619

TOTAL INVESTMENTS
(Cost $1,719,241,764) — 99.3%		1,724,720,102

Other assets less liabilities — 0.7%		12,245,582

TOTAL NET ASSETS — 100.0%
(equivalent to $11.32 per share; unlimited shares
of $1.00 par value capital shares authorized;
130,413,691 shares outstanding for Institutional Class;
equivalent to $11.30 per share; unlimited shares of
$1.00 par value capital shares authorized;
23,027,008 shares outstanding for Class Y)		$1,736,965,684

LLC — Limited Liability Company

PLC — Public Limited Company

(a)	Callable.

(b)	144A restricted security.

(c)	Variable rate security (presented at the current rate as of period end).

(d)	Foreign security denominated in U.S. dollars.

62	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2015

UNCONSTRAINED BOND FUND (Continued)

FORWARD CONTRACTS

						Unrealized
			Currency Amount	Value at	Value at	Appreciation
Description	Counterparty	Maturity Date	Purchased (Sold)	Settlement Date	June 30, 2015	(Depreciation)
Mexican Pesos	JP Morgan	12/9/2015	536,000,000	$33,731,907	$33,698,823	$(33,084)
TOTAL FORWARD CONTRACTS				$33,731,907	$33,698,823	$(33,084)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 24	Sell	B1/B+	Receive	5.00%	6/20/2020	$8,226,900	$530,739	$512,092	$18,647
TOTAL SWAP CONTRACTS							$8,226,900	$530,739	$512,092	$18,647

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	63

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

(in thousands except per share data)

		Emerging
	International	Markets
	Fund	Fund

ASSETS:
Investments, at cost	$3,517,679	$17,800
Foreign currency at cost	—	80
Investments, at value	$4,774,953	$17,225
Foreign currency at value	—	78
Cash	2,598	1,473
Receivables:
Investments sold	—	297
Fund shares sold	2,067	—
Dividends	16,525	33
Interest	—	—
Due from Advisor(a)	—	13
Due From Custodian	—	—
Prepaid and other assets	30	7
Total assets	4,796,173	19,126
LIABILITIES:
Payables:
Investments purchased	9,344	95
Fund shares redeemed	6,633	—
Accrued investment advisory fees	2,924	—
Accrued administrative fees	205	1
Accrued administration and fund accounting fees	231	6
Accrued transfer agent and related service fees and expenses	1,107	9
Accrued custody fees	262	10
Non-U.S. Taxes	—	36
Other accrued expenses	506	34
Total liabilities	21,212	191
NET ASSETS	$4,774,961	$18,935
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$2,831,618	$19,661
Accumulated:
Net investment income (loss)	9,468	3
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	676,915	(129)
Net unrealized appreciation (depreciation) on:
Investments	1,257,274	(598)
Foreign currency translations	(314)	(2)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$4,774,961	$18,935
Capital Shares, $100 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	141,723	1,818
NET ASSET VALUE PER SHARE	$33.69	$10.41 (b)

(a)	Represents amounts due to the Fund from the Advisor, due to Total Annual Fund Operating Expenses exceeding the contractual expense cap in place for each respective Fund. (Note 2.(a)).

(b)	Based on unrounded Net Assets and Shares Outstanding.

See accompanying Notes to Financial Statements.

64	SCOUT FUNDS ANNUAL REPORT

		Equity			Low Duration
Global Equity		Opportunity	Mid Cap	Small Cap	Bond
Fund		Fund	Fund	Fund	Fund

$8,545		$9,683	$1,457,670	$174,204	$47,488
—		—	—	—	—
$10,372		$10,773	$1,562,209	$246,668	$47,436
—		—	—	—	—
209		774	2,415	2,633	—

—		—	34,024	632	—
—		7	772	46	—
18		3	1,073	29	—
—		—	—	—	192
10		7	—	—	10
—		—	—	—	7
13		13	19	11	9
10,622		11,577	1,600,512	250,019	47,654

93		412	12,391	815	324
—		—	1,897	121	2
—		—	1,021	155	—
—		—	67	10	2
7		6	68	21	6
7		7	350	41	10
—		1	30	3	2
—		—	—	—	—
30		35	166	45	33
137		461	15,990	1,211	379
$10,485		$11,116	$1,584,522	$248,808	$47,275

$8,392		$9,658	$1,319,961	$151,024	$47,331

5		—	108	(217)	4
261		368	159,914	25,537	(8)

1,827		1,090	104,539	72,464	(52)
—		—	—	—	—
$10,485		$11,116	$1,584,522	$248,808	$47,275

Unlimited		Unlimited	Unlimited	Unlimited	Unlimited
785		899	98,930	9,349	4,696
$13.35	(b)	$12.36	$16.02	$26.61	$10.07

JUNE 30, 2015	65

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

(in thousands except per share data)

		Core	Unconstrained
	Core Bond	Plus Bond	Bond
	Fund	Fund	Fund

ASSETS:
Investments, at cost	$212,947	$689,530	$1,719,242
Investments, at value	$213,177	$692,495	$1,724,720
Receivables:
Investments sold	—	—	17
Fund shares sold	129	443	3,578
Premiums paid on open swap contracts	—	200	512
Variation margin on open swap contracts	—	—	2
Closed forward contracts	—	1,390	5,434
Interest	1,083	3,142	7,177
Prepaid and other assets	18	24	36
Total assets	214,407	697,694	1,741,476
LIABILITIES:
Payables:
Investments purchased	—	320	—
Fund shares redeemed	124	1,705	3,306
Unrealized depreciation on open forward contracts	—	6	33
Dividends	22	166	—
Accrued investment advisory fees	30	133	502
Accrued administrative fees	9	29	73
Accrued administration and fund accounting fees	10	30	65
Accrued transfer agent and related service fees and expenses	13	17	169
Accrued custody fees	4	8	19
Accrued distribution fees	6	24	173
Accrued shareholder servicing fees	—	10	—
Other accrued expenses	45	79	170
Total liabilities	263	2,527	4,510
NET ASSETS	$214,144	$695,167	$1,736,966
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$216,124	$688,347	$1,829,827
Accumulated:
Net investment income (loss)	13	(167)	(8,419)
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	(2,223)	4,021	(89,906)
Net unrealized appreciation (depreciation) on:
Investments	230	2,965	5,478
Forward contracts	—	(6)	(33)
Swap contracts	—	7	19
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$214,144	$695,167	$1,736,966
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	18,435	19,786	130,414
Class Y	323	1,756	23,027
TOTAL SHARES ISSUED AND OUTSTANDING	18,758	21,542	153,441
NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS	$11.42	$32.27	$11.32
NET ASSET VALUE PER SHARE — CLASS Y	$11.42	$32.27	$11.30

See accompanying Notes to Financial Statements.

66	SCOUT FUNDS ANNUAL REPORT

This page left blank intentionally.

JUNE 30, 2015	67

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2015
(in thousands)

		Emerging
	International	Markets
	Fund	Fund

INVESTMENT INCOME:
Dividend income	$151,216 (a)	$292	(a)
Interest income	20	—
Payment by affiliate (Note 2.(f))	1,617	—
Total investment income	152,853	292
EXPENSES:
Investment advisory fees	43,764	147
Administration and fund accounting fees	3,392	77
Transfer agent and related service fees and expenses	8,621	57
Custody fees	1,841	59
Professional fees	197	52
Federal and state registration fees	158	24
Reports to shareholders	683	7
Administrative fees	3,054	9
Insurance fees	62	—
Directors’ fees	158	—
Distribution fees	—	—
Shareholder servicing fees	—	—
Other expenses	405	25
Total expenses before waiver	62,335	457
Waiver of fees and/or other expenses assumed by Advisor	—	(252)
Net expenses	62,335	205
Net investment income (loss)	90,518	87
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY,
FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	1,114,112	21	(c)
Foreign currency transactions	(3,465)	(51)
Forward contracts	—	—
Futures contracts	—	—
Swap contracts	—	—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	(1,473,648)	(1,925	)(d)
Foreign currency translations	(849)	1
Forward contracts	—	—
Futures contracts	—	—
Swap contracts	—	—
Net realized and unrealized gain (loss) on investments, foreign currency, forward contracts, future contracts and swap contracts	(363,850)	(1,954)
Net increase (decrease) in net assets resulting from operations	$(273,332)	$(1,867)

(a)	Net of foreign tax withholding of (in thousands) $13,632, $26, $10, $1 and $4, respectively.

(b)	Net of foreign tax withholding of (in thousands) $1, $39 and $203, respectively.

(c)	Net of non-U.S. taxes (in thousands) $12.

(d)	Net of non-U.S. taxes (in thousands) $17.

See accompanying Notes to Financial Statements.

68	SCOUT FUNDS ANNUAL REPORT

		Equity				Low Duration		Core	Unconstrained
Global Equity		Opportunity	Mid Cap		Small Cap	Bond	Core Bond	Plus Bond	Bond
Fund		Fund	Fund		Fund	Fund	Fund	Fund	Fund

$159	(a)	$86 (a)	$25,091	(a)	$2,105	$—	$—	$—	$—
—		—	4		—	602	3,616 (b)	10,351 (b)	26,303 (b)
—		—	—		—	—	—	—	—
159		86	25,095		2,105	602	3,616	10,351	26,303

73		60	15,573		1,849	121	896	2,552	12,233
79		75	962		246	77	130	337	880
45		39	3,225		395	76	73	101	1,969
4		4	189		18	14	20	43	77
39		68	94		41	29	39	55	92
23		33	104		31	24	43	65	165
5		5	228		31	6	17	40	187
5		4	1,041		123	20	112	319	1,019
—		—	18		2	—	2	4	17
—		—	53		7	1	7	18	45
—		—	—		—	—	9	180	933
—		—	—		—	—	4	105	—
22		12	59		18	45	37	53	75
295		300	21,546		2,761	413	1,389	3,872	17,692
(186)		(208)	—		—	(252)	(480)	(1,035)	(6,385)
109		92	21,546		2,761	161	909	2,837	11,307
50		(6)	3,549		(656)	441	2,707	7,514	14,996

309		404	272,088		38,532	56	(55)	817	4,551
—		—	—		—	—	—	(23)	(43)
—		—	—		—	—	—	(1,656)	(5,486)
—		—	—		—	—	—	3,042	(60,556)
—		—	—		—	17	67	1,711	6,986

21		619	(242,814)		(15,599)	(109)	(1,495)	(4,104)	(4,101)
—		—	—		—	—	—	—	—
—		—	—		—	—	—	(6)	375
—		—	—		—	—	—	(90)	(1,306)
—		—	—		—	—	—	(127)	(543)

330		1,023	29,274		22,933	(36)	(1,483)	(436)	(60,123)
$380		$1,017	$32,823		$22,277	$405	$1,224	$7,078	$(45,127)

JUNE 30, 2015	69

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	International Fund		Emerging Markets Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$90,518	$117,381	$87	$73
Net realized gain (loss) on investments and foreign currency transactions	1,110,647	343,486	(30)	704
Net increase (decrease) in unrealized appreciation/depreciation on investments and foreign currencies translations	(1,474,497)	796,871	(1,924)	502
Net increase (decrease) in net assets resulting from operations	(273,332)	1,257,738	(1,867)	1,279
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(88,230)	(118,827)	(45)	(41)
Net realized gain on securities	(417,745)	—	(593)	(248)
Total distributions to shareholders	(505,975)	(118,827)	(638)	(289)
CAPITAL SHARE TRANSACTIONS:
Shares sold	562,915	1,440,925	8,893	3,557
Shares issued for reinvestment of distributions	441,663	101,370	515	196
Redemption fees	—	16	—	—
Shares redeemed	(4,030,581)	(3,303,386)	(1,204)	(3,382)
Net increase (decrease) from capital share transactions	(3,026,003)	(1,761,075)	8,204	371
Net increase (decrease) in net assets	(3,805,310)	(622,164)	5,699	1,361
NET ASSETS:
Beginning of period	8,580,271	9,202,435	13,236	11,875
End of period	$4,774,961	$8,580,271	$18,935	$13,236
Accumulated net investment income (loss)	9,468	10,645	3	12
TRANSACTIONS IN SHARES:
Shares sold	15,956	39,936	771	316
Shares reinvested	13,376	2,699	48	18
Shares redeemed	(114,541)	(90,240)	(108)	(298)
Net increase (decrease)	(85,209)	(47,605)	711	36

*Commenced operations on March 28, 2014.

See accompanying Notes to Financial Statements.

70	SCOUT FUNDS ANNUAL REPORT

		Equity
Global Equity Fund		Opportunity Fund		Mid Cap Fund		Small Cap Fund		Low Duration Bond Fund
For the	For the	For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014*	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

$50	$39	$(6)	$(3)	$3,549	$305	$(656)	$(383)	$441	$459
309	419	404	77	272,088	294,042	38,532	28,591	73	159
21	972	619	471	(242,814)	162,985	(15,599)	16,840	(109)	284
380	1,430	1,017	545	32,823	457,332	22,277	45,048	405	902

(45)	(46)	(1)	—	(2,695)	(405)	—	—	(511)	(539)
(190)	—	(108)	—	(359,935)	(109,300)	(1,769)	—	(86)	(42)
(235)	(46)	(109)	—	(362,630)	(109,705)	(1,769)	—	(597)	(581)

2,557	550	4,048	6,034	377,552	941,236	16,402	29,274	26,181	41,777
222	45	109	—	322,436	96,435	1,729	—	596	580
—	—	—	—	—	—	—	—	—	—
(988)	(431)	(502)	(26)	(1,324,132)	(447,401)	(41,288)	(66,746)	(6,053)	(49,463)
1,791	164	3,655	6,008	(624,144)	590,270	(23,157)	(37,472)	20,724	(7,106)
1,936	1,548	4,563	6,553	(953,951)	937,897	(2,649)	7,576	20,532	(6,785)

8,549	7,001	6,553	—	2,538,473	1,600,576	251,457	243,881	26,743	33,528
$10,485	$8,549	$11,116	$6,553	$1,584,522	$2,538,473	$248,808	$251,457	$47,275	$26,743
5	—	—	2	108	—	(217)	(55)	4	—

193	46	337	600	21,973	53,232	662	1,288	2,595	4,137
17	4	9	—	20,935	5,495	70	—	59	58
(74)	(36)	(44)	(3)	(79,061)	(25,238)	(1,650)	(2,888)	(600)	(4,899)
136	14	302	597	(36,153)	33,489	(918)	(1,600)	2,054	(704)

JUNE 30, 2015	71

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Core Bond Fund		Core Plus Bond Fund		Unconstrained Bond Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,707	$3,106	$7,514	$7,780	$14,996	$5,622
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	12	1,027	3,891	3,619	(54,548)	(27,855)
Net increase (decrease) in unrealized appreciation/depreciation on investments, forward contracts, futures contracts and swap contracts.	(1,495)	2,112	(4,327)	3,585	(5,575)	11,589
Net increase in net assets resulting from operations	1,224	6,245	7,078	14,984	(45,127)	(10,644)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(2,868)	(3,390)	(6,616)	(6,324)	(18,778)	(3,418)
Class Y	(34)	(38)	(562)	(686)	(3,436)	(409)
Net realized gain on securities:
Institutional Class	—	(873)	(576)	(1,873)	—	(8,723)
Class Y	—	(12)	(79)	(198)	—	(3,135)
Total distributions to shareholders	(2,902)	(4,313)	(7,833)	(9,081)	(22,214)	(15,685)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares sold	54,536	55,104	305,866	187,790	577,229	1,784,556
Shares issued for reinvestment of distributions	2,659	3,882	5,762	6,308	17,888	11,845
Shares redeemed	(64,490)	(100,573)	(120,723)	(180,953)	(871,427)	(390,005)
Net increase (decrease) from capital share transactions	(7,295)	(41,587)	190,905	13,145	(276,310)	1,406,396
Class Y:
Shares sold	1,080	1,453	31,363	99,240	124,619	639,431
Shares issued for reinvestment of distributions	34	50	613	856	3,406	3,527
Shares redeemed	(831)	(4,456)	(76,751)	(53,407)	(408,579)	(206,456)
Net increase (decrease) from capital share transactions	283	(2,953)	(44,775)	46,689	(280,554)	436,502
Net increase (decrease) from capital share transactions	(7,012)	(44,540)	146,130	59,834	(556,864)	1,842,898
Net increase (decrease) in net assets	(8,690)	(42,608)	145,375	65,737	(624,205)	1,816,569
NET ASSETS:
Beginning of period	222,834	265,442	549,792	484,055	2,361,171	544,602
End of period	$214,144	$222,834	$695,167	$549,792	$1,736,966	$2,361,171
Accumulated net investment income (loss)	13	(1)	(167)	(54)	(8,419)	792
TRANSACTIONS IN SHARES:
Institutional Class:
Shares sold	4,741	4,828	9,464	5,857	50,715	151,327
Shares reinvested	231	339	178	196	1,575	1,001
Shares redeemed	(5,608)	(8,812)	(3,734)	(5,642)	(76,954)	(33,143)
Net increase (decrease)	(636)	(3,645)	5,908	411	(24,664)	119,185
Class Y:
Shares sold	94	127	971	3,092	10,967	54,298
Shares reinvested	3	4	19	26	300	298
Shares redeemed	(72)	(391)	(2,377)	(1,662)	(35,902)	(17,569)
Net increase (decrease)	25	(260)	(1,387)	1,456	(24,635)	37,027
Net increase (decrease)	(611)	(3,905)	4,521	1,867	(49,299)	156,212

See accompanying Notes to Financial Statements.

72	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$37.81	$33.52	$29.24	$33.70	$25.91

Income from investment operations:
Net investment income	0.65	0.50	0.44	0.47	0.46
Net realized and unrealized gain (loss) on securities	(1.58)	4.29	4.49	(4.47)	7.80

Total from investment operations	(0.94)	4.79	4.93	(4.00)	8.26

Distributions from:
Net investment income	(0.60)	(0.50)	(0.65)	(0.46)	(0.47)
Net realized gain on securities	(2.58)	—	—	—	—

Total distributions	(3.18)	(0.50)	(0.65)	(0.46)	(0.47)

Net asset value, end of period	$33.69	$37.81	$33.52	$29.24	$33.70

Total return	(2.22)%	14.30%	16.86%	(11.78)%	32.00%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,775	$8,580	$9,202	$7,506	$8,440
Ratio of expenses to average net assets	1.02%	1.01%	1.01%	0.99%	0.94%
Ratio of net investment income to average net assets	1.48%	1.23%	1.39%	1.61%	1.50%
Portfolio turnover rate	17%	12%	31%	20%	13%

SCOUT EMERGING MARKETS FUND (Fund Inception October 15, 2012)

	For the Years Ended June 30,		For the Period Ended
	2015	2014	June 30, 2013

Net asset value, beginning of period	$11.96	$11.09	$10.00

Income from investment operations:
Net investment income	0.04	0.06	0.03
Net realized and unrealized gain (loss) on securities	(1.20)	1.07	1.08

Total from investment operations	(1.16)	1.13	1.11

Distributions from:
Net investment income	(0.03)	(0.04)	(0.02)
Net realized gain on securities	(0.36)	(0.22)	—

Total distributions	(0.39)	(0.26)	(0.02)

Net asset value, end of period	$10.41	$11.96	$11.09

Total return	(9.78)%	10.38%	11.14	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$19	$13	$12
Ratio of expenses to average net assets:
Net of waivers(b)	1.19%	1.40%	1.40	%(c)
Before waivers	2.64%	3.21%	3.40	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers(b)	0.50%	0.58%	0.52	%(c)
Before waivers	(0.95)%	(1.23)%	(1.48	)%(c)
Portfolio turnover rate	71%	66%	61	%(a)

(a)	Not annualized.
(b)	Prior to October 31, 2014, the Advisor had contractually agreed to limit the operating expenses of the Fund to 1.40%. Effective October 31, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.
(c)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	73

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT GLOBAL EQUITY FUND (Fund Inception June 30, 2011)

	For the Years Ended June 30,
	2015	2014	2013	2012
Net asset value, beginning of period	$13.16	$11.02	$9.29	$10.00

Income from investment operations:
Net investment income	0.06	0.06	0.07	0.06
Net realized and unrealized gain (loss) on securities	0.47	2.15	1.73	(0.71)

Total from investment operations	0.53	2.21	1.80	(0.65)

Distributions from:
Net investment income	(0.06)	(0.07)	(0.07)	(0.06)
Net realized gain on securities	(0.28)	—	—	—

Total distributions	(0.34)	(0.07)	(0.07)	(0.06)

Net asset value, end of period	$13.35	$13.16	$11.02	$9.29

Total return	4.13%	20.07%	19.41%	(6.46)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10	$9	$7	$5
Ratio of expenses to average net assets:
Net of waivers(a)	1.19%	1.40%	1.40%	1.40%
Before waivers	3.23%	3.87%	4.80%	5.25%
Ratio of net investment income (loss) to average net assets:
Net of waivers(a)	0.55%	0.50%	0.75%	0.70%
Before waivers	(1.49)%	(1.97)%	(2.65)%	(3.15)%
Portfolio turnover rate	38%	81%	110%	168%

(a)	Prior to October 31, 2014, the Advisor had contractually agreed to limit the operating expenses of the Fund to 1.40%. Effective October 31, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

SCOUT EQUITY OPPORTUNITY FUND (Fund Inception March 28, 2014)

	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014
Net asset value, beginning of period	$10.97	$10.00

Income from investment operations:
Net investment loss	(0.01)	(0.01)
Net realized and unrealized gain on securities	1.56	0.98

Total from investment operations	1.55	0.97

Distributions from:
Net investment income	— (a)	—
Net realized gain on securities	(0.16)	—

Total distributions	(0.16)	—

Net asset value, end of period	$12.36	$10.97

Total return	14.28%	9.70	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11	$7
Ratio of expenses to average net assets:
Net of waivers(c)	1.14%	1.25	%(d)
Before waivers	3.75%	5.87	%(d)
Ratio of net investment loss to average net assets:
Net of waivers(c)	(0.06)%	(0.21)	%(d)
Before waivers	(2.67)%	(4.83)	%(d)
Portfolio turnover rate	84%	14	%(b)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Prior to October 31, 2014, the Advisor had contractually agreed to limit the operating expenses of the Fund to 1.25%. Effective October 31, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

(d)	Annualized.

See accompanying Notes to Financial Statements.

74	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT MID CAP FUND

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$18.79	$15.75	$13.25	$14.68	$10.39

Income from investment operations:
Net investment income	0.03	— (a)	0.14	0.09	0.07
Net realized and unrealized gain (loss) on securities	0.30	3.99	2.67	(0.86)	4.88

Total from investment operations	0.33	3.99	2.81	(0.77)	4.95

Distributions from:
Net investment income	(0.02)	— (a)	(0.11)	(0.08)	(0.06)
Net realized gain on securities	(3.08)	(0.95)	(0.20)	(0.58)	(0.60)

Total distributions	(3.10)	(0.95)	(0.31)	(0.66)	(0.66)

Net asset value, end of period	$16.02	$18.79	$15.75	$13.25	$14.68

Total return	2.42%	25.75%	21.53%	(4.94)%	48.34%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,585	$2,538	$1,601	$1,241	$518
Ratio of expenses to average net assets	1.04%	1.02%	1.07%	1.06%	1.04%
Ratio of net investment income to average net assets	0.17%	0.01%	0.97%	0.71%	0.71%
Portfolio turnover rate	158%	134%	127%	217%	195%

(a)	Resulted in less than $0.005 per share.

SCOUT SMALL CAP FUND

	For the Years Ended June 30,
	2015	2014	2013	2012		2011

Net asset value, beginning of period	$24.49	$20.55	$15.82	$16.88		$12.06

Income from investment operations:
Net investment income (loss)	(0.07)	(0.04)	0.02	0.02		(0.04)
Net realized and unrealized gain (loss) on securities	2.37	3.98	4.77	(1.08)		4.86

Total from investment operations	2.30	3.94	4.79	(1.06)		4.82

Distributions from:
Net investment income	—	—	(0.06)	—		—
Net realized gain on securities	(0.18)	—	—	—		—

Total distributions	(0.18)	—	(0.06)	—		—

Net asset value, end of period	$26.61	$24.49	$20.55	$15.82		$16.88

Total return	9.44%	19.17%	30.39%	(6.28)%		39.97%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$249	$251	$244	$230		$317
Ratio of expenses to average net assets	1.12%	1.12%	1.13%	1.12%		1.03%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.15)%	0.14%	0.09%		(0.21)%
Portfolio turnover rate	22%	17%	23%	38	%(a)	63%

(a)	The denominator in the portfolio turnover calculation does not include the value of securities previously owned by the TrendStar Small Cap Fund, which was reorganized into the Small Cap Fund effective as of the close of business on September 30, 2011.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	75

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT LOW DURATION BOND FUND (Fund Inception August 29, 2012)

	For the Years Ended June 30,		For the Period Ended
	2015	2014	June 30, 2013

Net asset value, beginning of period	$10.12	$10.02	$10.00

Income from investment operations:
Net investment income	0.11	0.10	0.14
Net realized and unrealized gain (loss) on securities	(0.01)	0.14	0.02

Total from investment operations	0.10	0.24	0.16

Distributions from:
Net investment income	(0.13)	(0.13)	(0.14)
Net realized gain on securities	(0.02)	(0.01)	—	(a)

Total distributions	(0.15)	(0.14)	(0.14)

Net asset value, end of period	$10.07	$10.12	$10.02

Total return	1.01%	2.38%	1.60	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47	$27	$34
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40	%(c)
Before waivers	1.03%	0.97%	1.73	%(c)
Ratio of net investment income to average net assets:
Net of waivers	1.10%	1.02%	1.49	%(c)
Before waivers	0.47%	0.45%	0.15	%(c)
Portfolio turnover rate	69%	170%	121	%(b)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

See accompanying Notes to Financial Statements.

76	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$11.50	$11.41	$11.61	$11.31	$11.09

Income from investment operations:
Net investment income	0.14	0.15	0.13	0.20	0.25
Net realized and unrealized gain (loss) on securities	(0.07)	0.15	0.01	0.71	0.26

Total from investment operations	0.07	0.30	0.14	0.91	0.51

Distributions from:
Net investment income	(0.15)	(0.17)	(0.15)	(0.22)	(0.29)
Net realized gain on securities	—	(0.04)	(0.19)	(0.39)	—

Total distributions	(0.15)	(0.21)	(0.34)	(0.61)	(0.29)

Net asset value, end of period	$11.42	$11.50	$11.41	$11.61	$11.31

Total return	0.61%	2.65%	1.20%	8.24%	4.54%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$210	$219	$259	$170	$144
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40%	0.38%
Before waivers	0.61%	0.62%	0.64%	0.67%	0.64%
Ratio of net investment income to average net assets:
Net of waivers	1.21%	1.32%	1.13%	1.69%	2.09%
Before waivers	1.00%	1.10%	0.89%	1.42%	1.83%
Portfolio turnover rate	158%	636%	607%	586%	564%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund – Institutional Class after the close of business on April 21, 2011.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	77

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)

	For the Years Ended June 30,				For the Period Ended
	2015	2014	2013	2012	June 30, 2011

Net asset value, beginning of period	$11.50	$11.40	$11.61	$11.30	$11.19

Income from investment operations:
Net investment income	0.10	0.11	0.10	0.18	0.04
Net realized and unrealized gain (loss) on securities	(0.07)	0.16	— (a)	0.71	0.11

Total from investment operations	0.03	0.27	0.10	0.89	0.15

Distributions from:
Net investment income	(0.11)	(0.13)	(0.12)	(0.19)	(0.04)
Net realized gain on securities	—	(0.04)	(0.19)	(0.39)	—

Total distributions	(0.11)	(0.17)	(0.31)	(0.58)	(0.04)

Net asset value, end of period	$11.42	$11.50	$11.40	$11.61	$11.30

Total return	0.24%	2.34%	0.83%	8.06%	1.33	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4	$4	$6	$2	$3
Ratio of expenses to average net assets:
Net of waivers	0.76%	0.79%	0.71%	0.57%	0.80	%(c)
Before waivers	0.97%	1.01%	0.95%	0.84%	0.96	%(c)
Ratio of net investment income to average net assets:
Net of waivers	0.85%	0.93%	0.82%	1.52%	1.25	%(c)
Before waivers	0.64%	0.71%	0.58%	1.25%	1.09	%(c)
Portfolio turnover rate	158%	636%	607%	586%	564	%(b)

(a)	Resulted in less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

See accompanying Notes to Financial Statements.

78	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$32.30	$31.94	$33.03	$31.97	$32.70

Income from investment operations:
Net investment income	0.39	0.49	0.55	0.76	1.08
Net realized and unrealized gain (loss) on securities	(0.01)	0.44	0.35	2.51	0.73

Total from investment operations	0.38	0.93	0.90	3.27	1.81

Distributions from:
Net investment income	(0.38)	(0.44)	(0.56)	(0.92)	(1.31)
Net realized gain on securities	(0.03)	(0.13)	(1.43)	(1.29)	(1.23)

Total distributions	(0.41)	(0.57)	(1.99)	(2.21)	(2.54)

Net asset value, end of period	$32.27	$32.30	$31.94	$33.03	$31.97

Total return	1.19%	2.94%	2.64%	10.61%	5.80%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$638	$448	$430	$442	$398
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.40%	0.40%	0.38%
Before waivers	0.56%	0.57%	0.59%	0.56%	0.50%
Ratio of net investment income to average net assets:
Net of waivers	1.22%	1.53%	1.65%	2.25%	3.34%
Before waivers	1.06%	1.36%	1.46%	2.09%	3.22%
Portfolio turnover rate	187%	663%	604%	593%	623%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Institutional Class as of the close of business on April 21, 2011.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	79

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — CLASS Y (Class Inception November 12, 2009)*

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$32.29	$31.94	$33.03	$31.98	$32.69

Income from investment operations:
Net investment income	0.26	0.38	0.48	0.80	0.59
Net realized and unrealized gain (loss) on securities	(0.01)	0.43	0.31	2.39	1.10

Total from investment operations	0.25	0.81	0.79	3.19	1.69

Distributions from:
Net investment income	(0.24)	(0.33)	(0.45)	(0.85)	(1.17)
Net realized gain on securities	(0.03)	(0.13)	(1.43)	(1.29)	(1.23)

Total distributions	(0.27)	(0.46)	(1.88)	(2.14)	(2.40)

Net asset value, end of period	$32.27	$32.29	$31.94	$33.03	$31.98

Total return	0.79%	2.54%	2.30%	10.34%	5.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$57	$102	$54	$28	$6
Ratio of expenses to average net assets:
Net of waivers	0.80%	0.78%	0.75%	0.57%	0.78%
Before waivers	0.96%	0.95%	0.94%	0.73%	0.90%
Ratio of net investment income to average net assets:
Net of waivers	0.82%	1.15%	1.30%	2.09%	2.90%
Before waivers	0.66%	0.98%	1.11%	1.93%	2.78%
Portfolio turnover rate	187%	663%	604%	593%	623%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund –Class Y, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Class Y as of the close of business on April 21, 2011.

See accompanying Notes to Financial Statements.

80	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND — INSTITUTIONAL CLASS (Class Inception September 29, 2011)

	For the Years Ended June 30,			For the Period Ended
	2015	2014	2013	June 30, 2012

Net asset value, beginning of period	$11.65	$11.70	$11.02	$10.00

Income from investment operations:
Net investment income	0.08	0.04	0.24	0.35
Net realized and unrealized gain (loss) on securities	(0.29)	0.01	1.15	1.22

Total from investment operations	(0.21)	0.05	1.39	1.57

Distributions from:
Net investment income	(0.12)	(0.03)	(0.23)	(0.37)
Net realized gain on securities	—	(0.07)	(0.48)	(0.18)

Total distributions	(0.12)	(0.10)	(0.71)	(0.55)

Net asset value, end of period	$11.32	$11.65	$11.70	$11.02

Total return	(1.77)%	0.44%	12.72%	16.23	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,477	$1,806	$420	$33
Ratio of expenses to average net assets:
Net of waivers	0.50%	0.50%	0.59%	0.99	%(b)
Before waivers	0.81%	0.84%	0.96%	1.62	%(b)
Ratio of net investment income to average net assets:
Net of waivers	0.79%	0.40%	1.36%	3.60	%(b)
Before waivers	0.48%	0.06%	0.99%	2.97	%(b)
Portfolio turnover rate	116%	422%	140%	224	%(a)

(a)	Not annualized.

(b)	Annualized.

SCOUT UNCONSTRAINED BOND FUND — CLASS Y (Class Inception December 31, 2012)

			For the
	For the Years Ended June 30,		Period Ended
	2015	2014	June 30, 2013

Net asset value, beginning of period	$11.64	$11.71	$11.62

Income from investment operations:
Net investment income	0.03	0.01	0.11
Net realized and unrealized gain (loss) on securities	(0.27)	— (a)	0.09

Total from investment operations	(0.24)	0.01	0.20

Distributions from:
Net investment income	(0.10)	(0.01)	(0.11)
Net realized gain on securities	—	(0.07)	—

Total distributions	(0.10)	(0.08)	(0.11)

Net asset value, end of period	$11.30	$11.64	$11.71

Total return	(2.05)%	0.12%	1.68	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$260	$555	$125
Ratio of expenses to average net assets:
Net of waivers	0.80%	0.78%	0.77	%(c)
Before waivers	1.11%	1.12%	1.17	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.49%	0.12%	0.84	%(c)
Before waivers	0.18%	(0.22)%	0.44	%(c)
Portfolio turnover rate	116%	422%	140	%(b)

(a)	Resulted in less than $0.05 per share.

(b)	Not annualized.

(c)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2015	81

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following ten diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Equity Opportunity Fund (“Equity Opportunity” or “Equity Opportunity Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Low Duration Bond Fund (“Low Duration Bond” or “Low Duration Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”), Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”), and Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”).

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
Emerging Markets	Long-term growth of capital
Global Equity	Long-term growth of capital
Equity Opportunity	Long-term growth of capital
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Low Duration Bond	High level of total return consistent with the preservation of capital
Core Bond	High level of total return consistent with the preservation of capital
Core Plus Bond	High level of total return consistent with the preservation of capital
Unconstrained Bond	Maximize total return consistent with the preservation of capital

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and NASDAQ Capital Market® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. NASDAQ National Market® and NASDAQ Capital Market® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an exchange is open for trading on a day but there are no sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued by using an evaluated bid price furnished by an independent pricing service, which may use matrix and valuation models as necessary to formulate its prices. Short-term instruments maturing within 60 days may be valued at amortized cost. Swaps, such as credit default swaps, interest rate swaps and currency swaps, are valued by an independent pricing service. In the absence of an evaluated bid price from an independent pricing service for a debt security (other than short-term instruments maturing within 60 days) or swap, or when a Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by Scout Investments, Inc. (the “Advisor”) implementing procedures adopted by, and under the supervision of, the Board of Trustees of the Trust (the “Board”).

Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Foreign equity securities or debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Standard Time. Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing Net Asset Values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Funds, including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange (“NYSE”). In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available or is unreliable, the Valuation Committee shall consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any member of the Valuation Committee can make the valuation determination with consent of another voting member of the Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Board. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

82	SCOUT FUNDS ANNUAL REPORT

Various inputs are used in determining the value of a Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of June 30, 2015, in valuing the Funds’ assets:

International:	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$4,684,953,173	$—	$—	$4,684,953,173
Short-Term Investments	90,000,000	—	—	90,000,000
Total Investments	$4,774,953,173	$—	$—	$4,774,953,173

Emerging Markets:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,224,844	$—	$—	$17,224,844

Global Equity:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$10,371,990	$—	$—	$10,371,990

Equity Opportunity:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$10,772,893	$—	$—	$10,772,893

Mid Cap:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,542,209,186	$—	$—	$1,542,209,186
Short-Term Investments	20,000,000	—	—	20,000,000
Total Investments	$1,562,209,186	$—	$—	$1,562,209,186

Small Cap:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$246,667,615	$—	$—	$246,667,615

Low Duration Bond:	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$6,652,059	$—	$6,652,059
Commercial Mortgage-Backed Securities	—	4,113,585	—	4,113,585
Corporate Bonds	—	19,221,728	—	19,221,728
Mortgage-Backed Securities	—	11,306,858	—	11,306,858
Other Governments	—	368,607	—	368,607
U.S. Government and Agencies	—	4,977,671	—	4,977,671
Short-Term Investments	795,864	—	—	795,864
Total Investments	$795,864	$46,640,508	$—	$47,436,372

(Continued on next page)

JUNE 30, 2015	83

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Core Bond:	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$2,268,450	$—	$2,268,450
Commercial Mortgage-Backed Securities	—	12,832,054	—	12,832,054
Corporate Bonds	—	79,173,128	—	79,173,128
Mortgage-Backed Securities	—	30,954,488	—	30,954,488
Other Governments	—	2,652,598	—	2,652,598
U.S. Government and Agencies	—	66,105,228	—	66,105,228
Short-Term Investments	19,191,063	—	—	19,191,063
Total Investments	$19,191,063	$193,985,946	$—	$213,177,009

Core Plus Bond:	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$12,290,921	$—	$12,290,921
Commercial Mortgage-Backed Securities	—	27,337,467	—	27,337,467
Corporate Bonds	—	191,010,481	—	191,010,481
Mortgage-Backed Securities	—	75,269,296	—	75,269,296
Other Governments	—	11,927,314	—	11,927,314
U.S. Government and Agencies	—	317,194,966	—	317,194,966
Short-Term Investments	57,464,320	—	—	57,464,320
Total Investments	$57,464,320	$635,030,445	$—	$692,494,765
Other Financial Instruments(b)
Swap Contracts	$—	$207,570	$—	$207,570
Liabilities
Other Financial Instruments(b)
Forward Contracts	$—	$6,419	$—	$6,419

Unconstrained Bond:	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$86,848,733	$—	$86,848,733
Commercial Mortgage-Backed Securities	—	10,796,298	—	10,796,298
Corporate Bonds	—	847,184,609	—	847,184,609
Mortgage-Backed Securities	—	64,509,532	—	64,509,532
Other Governments	—	44,538,812	—	44,538,812
U.S. Government and Agencies	—	498,850,499	—	498,850,499
Short-Term Investments	171,991,619	—	—	171,991,619
Total Investments	$171,991,619	$1,552,728,483	$—	$1,724,720,102
Other Financial Instruments(b)
Swap Contracts	$—	$530,739	$—	$530,739
Liabilities
Other Financial Instruments(b)
Forward Contracts	$—	$33,084	$—	$33,084

(a)	For a detailed break-out of common stocks by sector or country classification, please refer to the Schedule of Investments.

(b)	Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are shown at the fair value of the instrument.

The Funds did not hold any Level 3 investments during the period ended June 30, 2015. It is the Funds’ policy to recognize transfers between Levels at the end of the period. There were no transfers at period end. A security’s classification as Level 1 or Level 2 within the International, Emerging Markets, and Global Equity Funds can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAV. Per the Funds’ Pricing and Fair Value Determinations Policies and Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

84	SCOUT FUNDS ANNUAL REPORT

(b)	Derivatives — The following disclosure provides certain information about the Funds’ derivative and hedging activities. See Notes 6 and 7 regarding other derivative information.

i.	Forward currency contracts — The Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into forward currency contracts (“forward contracts”) in order to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies, or for any other lawful hedging purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed.

The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

Details of open forward contracts, if any, at period end are included in the Schedules of Investments under the caption “Forward Contracts.”

ii.	Credit default swap contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.

Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and, with respect to over-the-counter credit default swaps, counterparty credit risk and credit risk of the issuer.

In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. Segregated collateral for swap contracts is presented in the Statements of Assets and Liabilities.

(Continued on next page)

JUNE 30, 2015	85

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2015

Details of swap contracts, if any, at period end are included in the Schedules of Investments under the caption “Swap Contracts.”

iii.	Futures contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including index and interest rate Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it.

When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM.

Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Advisor and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Margin for Futures is presented in the Statements of Assets and Liabilities.

Details of Futures, if any, at period end are included in the Schedules of Investments under the caption “Futures Contracts.”

For the year ended June 30, 2015, the monthly average volume of derivative activities are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased (U.S. Dollar amounts)	$—	$ N/A	$16,616,339	$84,318,226
Forward currency contracts sold (U.S. Dollar amounts)	—	N/A	—	27,833,794
Futures contracts long position (number of contracts)	—	—	65	—
Futures contracts short position (number of contracts)	—	—	127	5,516
Credit default swap contracts (Notional amount in U.S. Dollars)	$52,308	$1,749,231	$15,605,715	$74,540,677

For the year ended June 30, 2015, the total number of derivative contracts entered into are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased	—	N/A	17	17
Forward currency contracts sold	—	N/A	—	2
Futures contracts long position	—	—	1,225	3,690
Futures contracts short position	—	—	843	35,581
Credit default swap contracts	2	1	20	35

(c)	To-Be-Announced Securities — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities.

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered. Earmarked commitment for to-be-announced securities is presented in the Schedule of Investments. As of June 30, 2015, the Funds were not entered into to-be-announced securities.

(d)	Security Transactions and Related Investment Income — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(e)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on June 30, 2015.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statements of Operations.

86	SCOUT FUNDS ANNUAL REPORT

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(f)	Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Management of the Funds has analyzed all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years for those Funds which have been in existence fewer than three years. As of and during the fiscal year ended June 30, 2015, the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2015, the following Funds had net capital loss carryovers:

			Unconstrained
(in thousands)	Small Cap	Core Bond	Bond
For losses expiring June 30,
2016	$313	$—	$—
2017	313	—	—
2018	—	—	—
2019	—	—	—
Not subject to expiration:
Short-term	—	2,031	26,283
Long-term	—	—	61,802
	$626	$2,031	$88,085

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2015, the Small Cap Fund utilized (in thousands) $10,044 of its capital loss carryover.

Included in the net capital loss carryover for the Small Cap Fund is (in thousands) $626 of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. During the fiscal year ended June 30, 2012, the Small Cap Fund forfeited (in thousands) $31,941 of capital loss carryovers acquired from the TrendStar Small Cap Fund due to the change in ownership rules in the tax law.

The Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2015, the Emerging Markets and Low Duration Bond Funds had (in thousands) $177 and $6 of post-October capital losses, respectively, which are deferred until July 1, 2015 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2015, the Small Cap and Unconstrained Bond Funds had (in thousands) $216 and $8,434 of qualified late-year ordinary losses, respectively, which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(g)	Distributions to Shareholders — Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from GAAP. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

(h)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(i)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(j)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(k)	Multiple Share Classes – Bond Funds — The Core Bond, Core Plus Bond and Unconstrained Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(l)	Segregation and Collateralization — In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

(Continued on next page)

JUNE 30, 2015	87

NOTES TO FINANCIAL STATEMENTS(Continued)
June 30, 2015

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Each of the Funds were subject to fees at the following annual rates under the Agreement for the period from July 1, 2014 through June 30, 2015:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Emerging Markets — 0.85% of average daily net assets.

Global Equity — 0.80% of average daily net assets.

Equity Opportunity — 0.75% of average daily net assets.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Low Duration Bond — 0.30% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of the respective Fund’s average daily net assets.

Unconstrained Bond — 0.60% of the first $3 billion of average daily net assets and 0.55% of average daily net assets over $3 billion.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2015 for the Emerging Markets, Global Equity, Equity Opportunity, Mid Cap and Low Duration Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Low Duration Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.10%, 1.10%, 1.10%, 1.40% and 0.40%, respectively, of each Fund’s average daily net assets. Prior to October 31, 2014, the Advisor had agreed to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses for the Emerging Markets, Global Equity and Equity Opportunity Funds to the extent necessary so that Total Annual Fund Operating Expenses did not exceed 1.40%, 1.40% and 1.25%, respectively, of each Fund’s average daily net assets. The Advisor has entered into contractual agreements to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2015 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, non-routine expenses, Rule 12b-1 fees, shareholder servicing fees, and short sale dividend and interest expenses) do not exceed 0.40% of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2015 for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% of the average daily net assets of the Institutional Class shares and 0.80% of the average daily net assets of the Class Y shares. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.

Under the expense limitation agreements described above, if Total Annual Fund Operating Expenses would fall below the current expense limit, the Advisor may cause a Fund’s expenses to remain at the current expense limit while it is reimbursed for fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause a Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.

The following table presents fee and/or expense waivers eligible for reimbursement to the Advisor as well as reimbursement (waiver) activity as of June 30, 2015:

	Emerging	Global	Equity	Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Markets	Equity	Opportunity	Bond	Bond	Bond	Bond
Eligible for Reimbursement:
6/30/13	$(132)	$(200)	$ N/A	$(179)	$(555)	$(952)	$(562)
6/30/14	(226)	(195)	(69)	(258)	(512)	(914)	(5,742)
6/30/15	(252)	(186)	(208)	(252)	(480)	(1,035)	(6,385)
Total Eligible for Reimbursement	$(610)	$(581)	$(277)	$(689)	$(1,547)	$(2,901)	$(12,689)

88	SCOUT FUNDS ANNUAL REPORT

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Advisor for administrative services the Advisor provides to the Funds. Each of the Funds were subject to a fee at the annual rate of 0.05% of a Fund’s average daily net assets for the period from July 1, 2014 through June 30, 2015.

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2014 through June 30, 2015:

International, Emerging Markets and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of average daily net assets over $750 million.

Equity Opportunity, Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of average daily net assets over $750 million.

Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond — 0.050% of the first $1.25 billion of average daily net assets and 0.030% of average daily net assets over $1.25 billion.

The asset based fees are subject to a minimum monthly fee in the amount of $6,250 for each fund, subject to an annual escalation equal to an increase in the Consumer Price Index.

In addition to the asset based fee, the Core Bond, Core Plus Bond and Unconstrained Bond Funds pay a monthly multi-class fee in the amount of $1,500 per class.

(d)	Redemption Fees — Effective June 30, 2014, shareholders of the Emerging Markets Fund are charged a 2.00% redemption fee for shares redeemed or exchanged within 60 days of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Fund as a reduction of shares redeemed and as a credit to capital. For the year ended June 30, 2015, the Fund received (in thousands) $0 in redemption fees.

(e)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(f)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

The custodian reimbursed the International Fund (in thousands) $1,617 for uncollectible foreign tax withholding reclaims. The amount is reported on the Fund’s Statements of Operations under the caption “Payment by affiliate.” The impact of the reimbursement on the Fund’s total return was less than 0.01%.

(g)	Director Fees — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. Each Trustee, other than those affiliated with the Advisor, will receive an annual retainer of $70,000, plus reimbursement of related expenses. In addition, the independent chair will receive an annual retainer of $26,000 and each committee chair will receive an annual retainer of $10,000. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

(h)	Related Party Transactions — The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n .a. is an affiliate of the Advisor .

3.	DISTRIBUTION PLAN, SHAREHOLDER SERVICING PLAN AND SUB-TRANSFER AGENT FEES

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class Y shares of the Core Bond, Core Plus Bond and Unconstrained Bond Funds (the “12b-1 Plans”). Pursuant to the 12b-1 Plans, each Fund pays a monthly fee of 0.25% per annum of the average daily net assets of each such Fund’s respective Class Y shares to the Distributor, various brokers, dealers or other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2015, the Core Bond, Core Plus Bond and Unconstrained Bond Funds incurred (in thousands) $9, $180, and $933, respectively, under the 12b-1 Plans.

The Trust has adopted a shareholder servicing plan on behalf of the Class Y shares of the Core Bond and Core Plus Bond Funds (the “Shareholder Servicing Plan”). Pursuant to the Shareholder Servicing Plan, each Fund pays a fee, as directed by the Advisor, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of a Fund to the various brokers, dealers and other financial intermediaries who provide certain shareholder services to shareholders of the Funds, including establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the year ended June 30, 2015, the Core Bond and Core Plus Bond Funds incurred (in thousands) $4 and $105, respectively, under the Shareholder Servicing Plan.

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, depending on the share class and account type. With respect to the Class Y shares of the Core Bond and Core Plus Bond Funds, the payment for these fees is made through the Shareholder Servicing Plan, as described above. These fees are included within the “Transfer agent and related service fees and expenses” line items in the Statements of Assets and Liabilities and Statements of Operations.

(Continued on next page)

JUNE 30, 2015	89

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

4. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2015, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$1,010,182	$—
Sales	4,388,573	—
Emerging Markets:
Purchases	18,069	—
Sales	11,247	—
Global Equity:
Purchases	5,046	—
Sales	3,387	—
Equity Opportunity:
Purchases	10,093	—
Sales	6,614	—
Mid Cap:
Purchases	3,218,581	—
Sales	4,206,016	—

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
Small Cap:
Purchases	$52,859	$—
Sales	79,036	—
Low Duration Bond:
Purchases	26,546	25,528
Sales/Maturity proceeds	11,722	18,758
Core Bond:
Purchases	27,627	330,927
Sales/Maturity proceeds	16,562	356,887
Core Plus Bond:
Purchases	114,252	1,207,074
Sales/Maturity proceeds	51,809	1,150,894
Unconstrained Bond:
Purchases	478,191	1,743,062
Sales/Maturity proceeds	281,591	2,541,400

5. FEDERAL TAX INFORMATION

At June 30, 2015, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

		Emerging		Equity
(in thousands)	International	Markets	Global Equity	Opportunity	Mid Cap
Unrealized appreciation	$1,395,787	$1,178	$2,063	$1,251	$140,621
Unrealized depreciation	(182,122)	(1,783)	(252)	(163)	(45,026)
Net unrealized appreciation (depreciation)	$1,213,665	$(605)	$1,811	$1,088	$95,595
Cost of securities on a tax basis	$3,561,288	$17,830	$8,561	$9,685	$1,466,614

		Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Small Cap	Bond	Bond	Bond	Bond
Unrealized appreciation	$91,498	$105	$1,390	$6,124	$8,660
Unrealized depreciation	(18,805)	(158)	(1,352)	(3,773)	(5,002)
Net unrealized appreciation (depreciation)	$72,693	$(53)	$38	$2,351	$3,658
Cost of securities on a tax basis	$173,975	$47,489	$213,139	$690,144	$1,721,062

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

90	SCOUT FUNDS ANNUAL REPORT

The tax character of distributions paid during the years or periods ended June 30, 2015 and 2014 were as follows:

			Emerging				Equity
	International		Markets		Global Equity		Opportunity		Mid Cap
	Year	Year	Period	Period	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$88,230	$118,827	$123	$249	$45	$45	$109	$—	$72,374	$45,721
Net long-term capital gains	417,745	—	515	40	190	1	—	—	290,256	63,984
Total distributions paid	$505,975	$118,827	$638	$289	$235	$46	$109	$—	$362,630	$109,705

			Low Duration						Unconstrained
	Small Cap		Bond		Core Bond		Core Plus Bond		Bond
	Year	Year	Period	Period	Year	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$—	$—	$511	$581	$2,902	$3,430	$7,407	$7,010	$22,207	$12,140
Net long-term capital gains	1,769	—	86	—	—	883	426	2,071	7	3,545
Total distributions paid	$1,769	$—	$597	$581	$2,902	$4,313	$7,833	$9,081	$22,214	$15,685

As of June 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Emerging		Equity
(in thousands)	International	Markets	Global Equity	Opportunity	Mid Cap
Undistributed ordinary income	$9,468	$2	$5	$160	$108
Undistributed long-term capital gains	720,524	80	277	210	168,858
Tax accumulated earnings	729,992	82	282	370	168,966
Accumulated capital and other losses	—	(177)	—	—	—
Unrealized appreciation (depreciation) on investments	1,213,665	(605)	1,811	1,088	95,595
Unrealized appreciation (depreciation) on foreign currency	(314)	(26)	—	—	—
Total accumulated earnings (deficit)	$1,943,343	$(726)	$2,093	$1,458	$264,561

		Low
		Duration		Core	Unconstrained
(in thousands)	Small Cap	Bond	Core Bond	Plus Bond	Bond
Undistributed ordinary income	$—	$3	$13	$1,906	$—
Undistributed long-term capital gains	25,933	—	—	2,563	—
Tax accumulated earnings	25,933	3	13	4,469	—
Accumulated capital and other losses	(842)	(6)	(2,031)	—	(96,519)
Unrealized appreciation (depreciation) on investments	72,693	(53)	38	2,351	3,658
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—	—
Total accumulated earnings (deficit)	$97,784	$(56)	$(1,980)	$6,820	$(92,861)

JUNE 30, 2015	91

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

6. OTHER DERIVATIVE INFORMATION

At June 30, 2015, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

		Asset Derivatives			Liability Derivatives
		Statement of Assets	Fair Value		Statement of Assets	Fair Value
	Risk Exposure Category	and Liabilities Location	Amount		and Liabilities Location	Amount
Core Plus Bond (in thousands)	Foreign exchange contracts		$—		Unrealized depreciation on open forward contracts	$6
	Credit contracts	Premiums paid on open swap contracts	200			—

		Unrealized appreciation on open swap contracts	7	(a)		—

	Total		$207			$6

Unconstrained Bond (in thousands)	Foreign exchange contracts		$—		Unrealized depreciation on open forward contracts	$33
	Credit contracts	Premiums paid on open swap contracts	512			—

		Unrealized appreciation on open swap contracts	19	(a)		—

	Total		$531			$33

(a)	The amount reflected on the Statement of Assets and Liabilities is only the unsettled variation margin receivable/payable.

For the year ended June 30, 2015, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

				Net Increase (Decrease)
			Net Realized	in Unrealized
			Gain(Loss) on	Appreciation/
			Derivatives	Depreciation on
			Recognized	Derivatives Recognized
	Risk Exposure Category	Derivative Instrument	in Income	in Income
Low Duration Bond (in thousands)	Credit contracts	Swap contracts	$17	$—
	Total		$17	$—

Core Bond (in thousands)	Credit contracts	Swap contracts	$67	$—
	Total		$67	$—

Core Plus Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(1,656)	$(6)
	Interest rate contracts	Futures contracts	3,042	(90)
	Credit contracts	Swap contracts	1,711	(127)
	Total		$3,097	$(223)

Unconstrained Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(5,486)	$375
	Interest rate contracts	Futures contracts	(60,556)	(1,306)
	Credit contracts	Swap contracts	6,986	(543)
	Total		$(59,056)	$(1,474)

See Note 1(b) regarding derivative financial instruments.

92	SCOUT FUNDS ANNUAL REPORT

7. DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

Financial Accounting Standards Board Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statements of Assets and Liabilities to present below. Gross amounts recognized in the Statement of Assets and Liabilities, amounts related to financial instruments/ cash collateral not offset in the Statements of Assets and Liabilities and net amounts are presented below:

ASSETS

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts	Financial Instruments	Cash Collateral	Net Amount
	of Recognized Assets	Available for Offset(a)	Received	Receivable
Core Plus Bond (in thousands)
Receivable for closed forward contracts	$1,390	$(6)	$—	$1,384
Unconstrained Bond (in thousands)
Receivable for closed forward contracts	$5,434	$(33)	$—	$5,401

LIABILITIES

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts	Financial Instruments	Cash Collateral	Net Amount
	of Recognized Liabilities	Available for Offset(a)	Pledged	Payable
Core Plus Bond (in thousands)
Unrealized depreciation on open forward contracts	$6	$(6)	$—	$—
Unconstrained Bond (in thousands)
Unrealized depreciation on open forward contracts	$33	$(33)	$—	$—

(a)	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the company to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements disclosures.

9. SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred after year end through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during that period that materially impacted the amounts or disclosures in the Funds’ financial statements.

JUNE 30, 2015	93

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2015

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Scout Funds (the “Funds”) comprising Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Equity Opportunity Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund, and Scout Unconstrained Bond Fund as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Scout Equity Opportunity Fund, for the year the year then ended and the period from March 28, 2014 (commencement of operations) through June 30, 2014), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Scout Funds as of June 30, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

August 28, 2015

94	SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLES

June 30, 2015

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Emerging Markets Fund are charged a 2.00% redemption fee for shares redeemed or exchanged within 60 days of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Emerging Markets Fund. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/15-
Fund	1/1/15	6/30/15	Ratio	6/30/15*
International:
Actual	$1,000.00	$1,048.10	0.9923%	$5.04
Hypothetical	1,000.00	1,020.08	0.9923	4.97
Emerging Markets:
Actual	1,000.00	968.30	1.1001	5.37
Hypothetical	1,000.00	1,019.55	1.1001	5.51
Global Equity:
Actual	1,000.00	1,058.90	1.1005	5.62
Hypothetical	1,000.00	1,019.54	1.1005	5.51
Equity Opportunity:
Actual	1,000.00	1,081.40	1.1001	5.68
Hypothetical	1,000.00	1,019.55	1.1001	5.51
Mid Cap:
Actual	1,000.00	1,038.10	1.0517	5.31
Hypothetical	1,000.00	1,019.79	1.0517	5.27
Small Cap:
Actual	1,000.00	1,063.10	1.1190	5.72
Hypothetical	1,000.00	1,019.45	1.1190	5.60
Low Duration Bond:
Actual	1,000.00	1,009.00	0.4000	1.99
Hypothetical	1,000.00	1,023.02	0.4000	2.01
Core Bond - Institutional Class:
Actual	1,000.00	1,002.20	0.4000	1.99
Hypothetical	1,000.00	1,023.02	0.4000	2.01
Core Bond - Class Y:
Actual	1,000.00	1,000.40	0.7658	3.80
Hypothetical	1,000.00	1,021.20	0.7658	3.84
Core Plus Bond - Institutional Class:
Actual	1,000.00	1,005.90	0.4000	1.99
Hypothetical	1,000.00	1,023.02	0.4000	2.01
Core Plus Bond - Class Y:
Actual	1,000.00	1,003.80	0.8445	4.20
Hypothetical	1,000.00	1,020.81	0.8445	4.23
Unconstrained Bond - Institutional Class:
Actual	1,000.00	1,008.90	0.4998	2.49
Hypothetical	1,000.00	1,022.52	0.4998	2.51
Unconstrained Bond - Class Y:
Actual	1,000.00	1,007.50	0.7950	3.96
Hypothetical	1,000.00	1,021.06	0.7950	3.98

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the six month period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the six month period).

JUNE 30, 2015	95

OTHER INFORMATION

June 30, 2015 (Unaudited)

Approval of Investment Advisory Agreement

In February 2015, the Scout Funds Board of Trustees renewed the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Equity Opportunity Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund (the “Funds”). The independent Trustees’ counsel had sent to the Advisor requests detailing the information that the independent Trustees wished to receive in connection with their consideration of the renewal of the agreement. The independent Trustees met with their independent counsel, as well as an independent consultant engaged by the independent Trustees to assist in the annual advisory agreement review process. After evaluating the nature, extent and quality of services provided by the Advisor, and reviewing the performance and operations of the Funds, the Board, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreement for an additional year.

As part of its review, the Board reviewed information regarding the advisory services performed by the Advisor, the nature and qualifications of the Advisor’s portfolio management and investment staff, the Funds’ comparative investment performance, related services provided by the Advisor, and other contributions by the Advisor. The information included a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Advisor, including information comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate performance peer group. In addition, the Board reviewed information relating to benefits to the Advisor, including the hiring of affiliates of the Advisor, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Board considered information specifically provided in connection with the proposed renewal, as well as information provided in connection with quarterly Board meetings throughout the year. The Board regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Board was satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and other resources available from the Advisor. The Board also considered the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

The Board considered the investment performance of each Fund as compared to its respective benchmark index, as well as its respective performance peer group for periods ended December 31, 2014. The highest/best performing 20% of funds in the performance peer group make up the first quintile; the next 20%, the second quintile; the next 20%, the third quintile; the next 20%, the fourth quintile; and the poorest/worst performing of funds in the performance peer group make up the fifth quintile. The Board considered that the Scout International Fund’s total return was in the third quintile for the 1-year period, fourth quintile for the 3- and 5-year periods and second quintile for the 10-year period. The Board considered that the Scout Emerging Markets Fund’s total return was in the second quintile for the 1-year period. The Board considered that the Scout Global Equity Fund’s total return was in the second quintile for the 1-year period and third quintile for the 3-year period. The Board considered that the Scout Equity Opportunity Fund’s total return was in the first quintile for the since-inception period. The Board considered that the Scout Mid Cap Fund’s total return was in the fifth quintile for the 1- and 3-year periods and third quintile for the 5-year period. The Board considered that the Scout Small Cap Fund’s total return was in the second quintile for the 1- and 3-year periods, fourth quintile for the 5-year period and fifth quintile for the 10-year period. The Board considered that the Scout Low Duration Bond Fund’s total return was in the third quintile for the 1-year period. For the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund, consideration was given to the performance of the Institutional Class shares, the oldest and largest share class of the Funds. The Board considered that the Scout Core Bond Fund’s total return was in the fifth quintile for the 1-year period, fourth quintile for the 3- and 5-year periods and first quintile for the 10-year period. The Board considered that the Scout Core Plus Bond Fund’s total return was in the fifth quintile for the 1-year period, second quintile for the 3-year period and first quintile for the 5- and 10-year periods. The Board considered that the Scout Unconstrained Bond Fund’s total return was in the fifth quintile for the 1-year period and first quintile for the 3-year period. The Board discussed the factors that had affected the performance of the Funds, including the reasons for the relative underperformance of certain Funds. The Board concluded that the performance of each Fund was sufficient to support the decision to renew the agreement.

The Board also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Board reviewed the report prepared by the Board’s independent consultant, which included information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s expense peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies (if any). For the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund, consideration was given to the advisory fees and expense ratios of the Institutional Class shares, the oldest and largest share class of the Funds. The Board considered that the advisory fee for each of the Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Equity Opportunity Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund was lower than the median advisory fee of each Fund’s respective expense peer group. The Board considered that the advisory fee for each of the Scout Mid Cap Fund and Scout Core Bond Fund was equal to the median advisory fee of each Fund’s respective expense peer group. The Board also considered that the total expenses of each of the Funds were lower than the median total expenses of each Fund’s respective expense peer group. The Board discussed the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients of the Advisor, noting the greater level of service provided to the Funds. The Board considered the Advisor’s profitability with respect to each Fund, including information regarding year-to-year changes in the Advisor’s profitability, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Board concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable and that further breakpoints were not warranted at this time.

While no single factor was determinative to the Board’s decision, based upon their review, the Board, including the independent Trustees, determined that the advisory fee payable by each Fund to the Advisor was fair and reasonable in view of the nature, extent and quality of services provided to the Funds, as well as the costs incurred and benefits gained by the Advisor in providing such services, and determined to renew the agreement.

96	SCOUT FUNDS ANNUAL REPORT

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and Emerging Markets Funds designate (in thousands): $162,555 and $298 of income derived from foreign sources and $10,534 and $22 of foreign taxes paid, respectively, for the year ended June 30, 2015.

Of the ordinary income (including short-term capital gains) distributions made by the International and Emerging Markets Funds during the year ended June 30, 2015, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $1.1470 and $0.1640 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0743 and $0.0121, respectively.

Qualified Dividend Income

For the year ended June 30, 2015, 100%, 100%, 100%, 42.49% and 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the International, Emerging Markets, Global Equity, Equity Opportunity and Mid Cap Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the International, Emerging Markets, Global Equity, Equity Opportunity and Mid Cap Funds during the fiscal year ended June 30, 2015, which are not designated as capital gain distributions, should be multiplied by 2.88%, 19.92%, 100%, 35.63% and 100%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

Capital Gain Designation

For Federal income tax purposes, the International, Emerging Markets, Global Equity, Mid Cap, Small Cap, Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds designate (in thousands) long-term capital gain dividends of $417,745, $515, $190, $290,256, $1,769, $86, $426 and $7, respectively, for the fiscal year ended June 30, 2015.

(Continued on next page)

JUNE 30, 2015	97

TRUSTEES AND OFFICERS

June 30, 2015 (Unaudited)

Independent Trustees

				Number of
				Portfolios	Other
				in Fund	Directorships
				Complex	Held by Trustee
	Positions			Overseen	During Past
Name, Address and Birthdate	Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	by Trustee	5 Years

Andrea F. Bielsker c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee Chair	Indefinite; until successor elected. Served as a Trustee since 2005.	Principal, AFB Consulting, from 2008 to 2012; Chief Financial Officer, Brooke Credit Corporation, from 2007 to May 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy Company from 2002 to 2005.	10	None

Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010; Portfolio Manager and Partner, Denver Investment Advisors, from 1993 to 2002; Investment Analyst and Assistant Vice President, United Capital Management, from 1986 to 1993.	10	None

Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2014 to August 2015 and 2009 to 2010; Vice President and Chief Financial Officer (January 2012 to April 2014) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street - Kansas City (securities processing/custody).	10	None

Jerry T. Golden c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 06/16/53	Trustee	Indefinite; until successor elected. Served as a Trustee since May 2015.	National Seminar Instructor for Ernst & Young Financial Services Program, from 2014 to present; Partner, Ernst & Young LLP, from 1986 to 2012.	10	None

Interested Trustee

Andrew J. Iseman* c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	Trustee; President	Indefinite; until successor elected. Served as a Trustee since April 2013. Served as President since November 2010.	Chief Executive Officer, Scout Investments, Inc., since August 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.	10	None

Total compensation for the independent trustees totaled $279,250 for the year ended June 30, 2015.

The Scout Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

*	Andrew J. Iseman is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his position as Chief Executive Officer of the Funds’ Advisor.

98	SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS (Continued)

June 30, 2015 (Unaudited)

Executive Officers

The Officers of the Trust not named above are:

Positions
Name, Address and Birthdate	Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

James L. Moffett c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Chief International Officer	Indefinite, until successor elected. Served as Chief International Officer since 2011.	Executive Vice President and Chief International Strategist, Scout Investments, Inc., since 2009; Co-Lead Portfolio Manager, Scout Global Equity Fund (since March 2014); Co-Lead Portfolio Manager (from March 2014 to December 31, 2014) and Lead Portfolio Manager (from September 1993 to March 2014), Scout International Fund; Chairman, Scout Investments, Inc. and Executive Vice President, UMB Bank, n.a., from 2001 to 2009.

Scott A. Betz c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer	Indefinite, until successor elected. Served as Treasurer since May 2011.	Senior Vice President (since 2009), Chief Administrative Officer (since 2005), Treasurer (since February 2011) and Chief Operating Officer (since 2012), Scout Investments, Inc.

Jessica A. Schubel c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 09/11/78	Secretary	Indefinite, until successor elected. Served as Secretary since May 2012.	Compliance Officer, Scout Investments, Inc., since March 2011; Fund Administrator (from 2007 to 2011) and Senior Portfolio Administrator (from 2004 to 2007), State Street.

Benjamin D. Wiesenfeld, Esq. c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/28/77	Chief Compliance Officer	Indefinite, until successor elected. Chief Compliance Officer since February 2011.	Chief Compliance Officer and Chief Legal Counsel, Scout Investments, Inc., since 2009; Chief Compliance Officer and Staff Attorney, Thornburg Investment Management, Inc., from 2006 to 2009.

JUNE 30, 2015	99

GLOSSARY OF INVESTMENT TERMS

EQUITY FUNDS

Alpha is the measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

Downside Capture is a statistical measure of an investment manager’s overall performance in down-markets. The downside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

EPS Growth (Hist 5 Yr) is a measure of the annualized growth rate of net-income-per share over the trailing 5 years for the stocks currently held by the fund.

International Monetary Fund is an international organization of 188 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth around the world.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Organization of Petroleum Exporting Countries (OPEC) is a cartel that aims to manage the supply of oil in an effort to set the price of oil on the world market and avoid fluctuations that might affect the economies of both producing and purchasing countries.

Price/Book Ratio is used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R-squared reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Stock Multiples measure a company’s financial well-being by dividing one financial metric by another.

Turkish Lira is the basic monetary unit of Turkey.

Turnover Ratio is the percentage of a mutual fund’s holdings that have been “turned over” or replaced with other holdings in a given year.

Upside Capture is a statistical measure of an investment manager’s overall performance in up-markets. The upside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has risen.

Yen is the basic monetary unit of Japan.

12-Month Historical P/E ratio is the ratio of a stocks’ latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Australian Dollar (AUD) is the basic monetary unit of the Commonwealth of Australia.

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

Basis Point is 1/100 of a percentage point in the context of interest rates and bond yields. For example, an interest rate increase of 0.25 percentage point by the Federal Reserve would be generally referred to as an increase of 25 basis points.

Brazilian Real is the basic monetary unit of Brazil.

German Bund is a bond issued by Germany’s federal government.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

30-Day SEC Yield is an annualized yield based on the most recent trailing 30 day period. This hypothetical income will differ (at times, significantly) from the fund's actual experience; as a result, income distributions from the fund may be higher or lower than implied by the SEC yield.

100	SCOUT FUNDS ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout Emerging Markets Fund, the Scout Global Equity Fund, the Scout Equity Opportunity Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Low Duration Bond Fund, the Scout Core Bond Fund, the Scout Core Plus Bond Fund, and the Scout Unconstrained Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT INVESTMENTS

International & Global Funds

Scout International Fund (UMBWX)

Scout Emerging Markets Fund (SEMFX)

Scout Global Equity Fund (SCGLX)

Domestic Equity Funds

Scout Equity Opportunity Fund (SEOFX)

Scout Mid Cap Fund (UMBMX)

Scout Small Cap Fund (UMBHX)

Fixed Income Funds

Scout Low Duration Bond Fund (SCLDX)

Scout Core Bond Fund

Institutional Class (SCCIX)

Class Y (SCCYX)

Scout Core Plus Bond Fund

Institutional Class (SCPZX)

Class Y (SCPYX)

Scout Unconstrained Bond Fund

Institutional Class (SUBFX)

Class Y (SUBYX)

INVESTMENT ADVISOR

Scout Investments, Inc.

Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

Kansas City, Missouri

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

Philadelphia, Pennsylvania

CUSTODIAN

UMB Bank, n.a.

Kansas City, Missouri

DISTRIBUTOR

UMB Distribution Services, LLC

Milwaukee, Wisconsin

TRANSFER AGENT

UMB Fund Services, Inc.

Milwaukee, Wisconsin

P.O. Box 1241, Milwaukee, WI 53201-1241 1-800-996-2862 scoutfunds@scoutinv.com scoutinv.com SCOUT, SCOUT INVESTMENTS – Reg. U.S. Tm. Off.

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden as “audit committee financial experts.” Ms. Andrea Bielsker, Mr. Allen Strain and Mr. Jerry T. Golden are independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees for Registrant.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2015	$190,700
Fiscal year ended June 30, 2014	$190,700

(b) Audit-Related Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2015	$46,500
Fiscal year ended June 30, 2014	$45,000

(c) Tax Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2015	$42,300
Fiscal year ended June 30, 2014	$42,300

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2015	$0
Fiscal year ended June 30, 2014	$0

(e)

(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
August 24, 2015

/s/ Scott A. Betz
Scott A. Betz
Principal Financial Officer
August 24, 2015